UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-03962

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2009

Date of reporting period:	June 30, 2009

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2009

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	20

Expense Example	22

Investment Advisory Agreement Approval	28

Portfolios of Investments:

Money Market	32

Limited Duration	34

Income Plus	43

High Yield	57

Global Infrastructure	66

Income Builder	75

Dividend Growth	82

Global Dividend Growth	86

European Equity	91

Capital Opportunities	95

S&P 500 Index	98

Aggressive Equity	111

Strategist	114

Financial Statements:

Statements of Assets and Liabilities	134

Statements of Operations	137

Statements of Changes in Net Assets	140

Notes to Financial Statements	152

Financial Highlights	196

U.S. Privacy Policy Notice	208

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009

Dear Shareholder,

As we entered 2009, the outlook for the U.S. economy remained bleak: the housing market was still languishing, corporate earnings were dismal, job losses continued to mount, and consumer confidence hit a new low. As the first quarter progressed, however, signs emerged that the economy, while still mired in recession, might have found its footing as preliminary estimates of first-quarter gross domestic product (GDP) indicated the contraction in economic growth was moderating. At the same time, many of the programs enacted by the U.S. Treasury and Federal Reserve to enhance liquidity in the financial markets appeared to be having an impact. Credit concerns eased, market sentiment improved, and investors once again began to assume risk. These factors spurred a rebound in market performance beginning in March.

The rally continued into the second quarter of the year as signs of a potential recovery in economic activity, or so-called "green shoots," bolstered investor confidence. These included better-than-expected first-quarter corporate earnings, some stabilization in the housing market, increased manufacturing activity, and rising personal consumption expenditures. New policy action announcements, including the government's planned purchase of long-dated Treasury securities and support of programs designed to help remove "toxic assets" from bank balance sheets, provided added support. Although unemployment continued to rise, hitting 9.5 percent by June, and corporate default rates climbed, the GDP annualized growth rate reported during the quarter showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. The improved outlook, coupled with the broad fiscal and monetary stimulus and easy capital conditions, helped prolong the financial market rally throughout the end of the second quarter.

As of the end of June, the rally slightly moderated. Although the rate of economic deterioration appeared to slow recently, the economy remains fragile. Until evidence of a real rebound in demand emerges, many believe investor conviction is likely to be low and markets may be vulnerable to further volatility.

Domestic Equity Overview

U.S. equities modestly recovered during the six-month period ended June 30, 2009; a commonly cited domestic stock market gauge, the S&P 500® Index (the "Index"), was up 3.16 percent for the period. Economic weakness and tepid confidence in the government's recovery efforts so far drove the U.S. stock market lower in January and February. However, profitability announcements at some large U.S. banks and consolidation activity in the pharmaceuticals industry prompted a turnaround in investor sentiment in early March. Well-received policy announcements from the Federal Reserve and Treasury also helped support the rally in equities. All sectors had positive returns during the second quarter of 2009.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

For the six-month period overall, sector performance was mixed. The materials and information technology sectors were the top performing areas in the Index, each with double-digit gains in the first half of the year. The industrials and telecommunication services sectors were the weakest segments, posting negative returns for the period. Growth stocks strongly outperformed value stocks amid anticipation of an improved economic environment.

Fixed Income Overview

Renewed investor risk appetite led all sectors of the fixed income market to rebound in the first half of the year, with the exception of U.S. Treasury securities. After rallying strongly in 2008 amid the ongoing flight to quality, the Treasury sector turned in the worst performance of the fixed income market segments. Yields rose across the Treasury yield curve, with long maturity issues experiencing the greatest increases. The government agency sector, however, performed well due in large part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the FDIC's Temporary Liquidity Guarantee Program.

Among non-government segments, the corporate bond market posted healthy gains for the six-month period as spreads began to narrow, particularly in the financials sector which was the most beaten down sector in late 2008. Although financials outperformed both industrials and utilities in recent months, the sector continues to lag over longer periods and spreads still remain wider than historical averages. Within the corporate bond market as a whole, lower-quality higher yielding issues significantly outperformed higher-quality issues. In terms of issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record while issuance in the high yield market far surpassed levels for the first six months of 2008.

After suffering considerably last year, the mortgage sector posted healthy gains versus equal-duration Treasuries, bolstered in part by the Federal Reserve's planned purchase of large quantities of agency mortgage-backed securities. This was particularly true in the lower-coupon (four to six percent) and interest-only segments of the market.

Government credit and liquidity initiatives led to significant improvement in money market liquidity. As a result, the 3-month London Interbank Offered Rate (LIBOR), a benchmark for short-term interest rates, fell to 0.595 percent by the end of June, from 1.42 percent at the end of 2008. We believe the decline is indicative of improved financing conditions as the various government-sponsored programs have reinvigorated financing activity thus far this year.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

International Equity Overview

International equity markets rebounded sharply during the period, led by the emerging markets. Europe and Japan were relative laggards, with some of the larger European markets posting negative returns for the six-month period.

Government stimulus and accommodative central bank policy around the world gave the global economy a moderate boost. In both Europe and Japan, manufacturing data reported in May and June showed improvement. China's PMI (a measure of manufacturing health) was the first to move above 50, indicating economic expansion, and sustained that level for three consecutive months.

As it appeared the worst case scenario had been avoided, many of the segments that had fallen the most during the market's downward spiral rallied the strongest in the second quarter of 2009. Cyclical (or economically sensitive) sectors, financials, and the emerging markets were among the primary beneficiaries of investors' improved sentiment. However, the outlook for the global economy remained murky and many observers continued to expect further volatility in the international equity markets.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of 30.98%, outperforming the Russell 3000® Growth Index1 (the "Index"), which returned 11.52%. For the same period, the Portfolio's Class Y shares returned 30.83%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection and an overweight position in the consumer discretionary sector, driven by consumer electronics and retail holdings. Both stock selection and an overweight in financial services were the next largest positive contributors. Within the sector, securities brokerage and services was the top performing industry for the Portfolio. The third largest driver of outperformance was the health care sector. Stock selection and an underweight in the sector bolstered relative returns, with particularly strong results from the Portfolio's exposure to the electronic medical systems industry.

1  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

Although the Portfolio outperformed the Index, there were two areas that detracted from performance. While an overweight in the materials sector was advantageous, it was more than offset by the negative influence of stock selection there. Within the sector, the building cement industry was the Portfolio's main detractor. Finally, stock selection in autos and transportation hampered relative results, largely due to a holding in the miscellaneous transportation industry.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Opportunities Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Capital Opportunities Portfolio Class X shares produced a total return of 31.95%, outperforming the Russell 3000® Growth Index2 (the "Index"), which returned 11.52%. For the same period, the Portfolio's Class Y shares returned 31.76%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection in the consumer discretionary sector, driven by consumer electronics and commercial services holdings. Both stock selection and an overweight in financial services were the next largest positive contributors. Within the sector, securities brokerage and services was the top performing industry for the Portfolio. The third largest driver of outperformance was the health care sector. Stock selection and an underweight in the sector bolstered relative returns, with particularly strong results from the Portfolio's exposure to the electronic medical systems industry.

2  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

Although the Portfolio outperformed the Index, there were two areas that detracted from performance. While an overweight in the materials sector was advantageous, it was more than offset by the negative influence of stock selection there. Within the sector, the building cement industry was the Portfolio's main detractor. Finally, an underweight in autos and transportation hampered relative results, largely due to a holding in the miscellaneous transportation industry.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Dividend Growth Portfolio Class X shares produced a total return of 2.15%, underperforming the S&P 500® Index3 (the "Index"), which returned 3.16%. For the same period, the Portfolio's Class Y shares returned 1.97%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main detractors from relative performance versus the Index was stock selection in the technology and business services sectors.

However, the Portfolio's relative underperformance was slightly offset by positive contributions from stocks in the health care, consumer non-durables, and energy sectors. In addition, an overweight position in the financials sector further added value to the Portfolio's relative performance.

3  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 1.72%, underperforming the MSCI Europe Index4 (the "Index"), which returned 7.03%. For the same period, the Portfolio's Class Y shares returned 1.60%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Relative to the Index, the Portfolio's primary detractors from a country perspective were stock selection in Germany and the United Kingdom, an underweight allocation to Sweden, and both stock selection and an overweight allocation to Switzerland. However, slightly offsetting this negative relative performance were stock selection and an underweight allocation to France, and an underweight allocation to Italy, which were additive to relative results.

On a sector basis, our stock selection in financials (where the Portfolio had no exposure to some of the stronger performing banks), energy and consumer staples along with an underweight allocation in materials (where the Portfolio did not own a large mining company that performed strongly) had a negative impact on relative performance. Additionally, both stock selection and an overweight allocation to the health care sector dampened relative returns. Conversely, stock selection in the industrials and telecommunications sectors benefited relative performance. Within industrials, holdings in a German truck maker, a U.K. retailer and a U.K. aerospace and defense company were positive contributors. Within telecommunications, the Portfolio especially benefited from an avoidance of a French and a German telecommunications provider, both of which performed poorly during the period.

In the last few months of the period, we increased the Portfolio's weight in financials, as well as increased exposure to more cyclical sectors, by initiating positions in a large steel company and a U.K. retailer. We took some profits from the Portfolio's positions in pharmaceutical, tobacco, telecommunications and utility

4  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

stocks. Finally, we continued to be attracted to companies with what we consider to be stable and solid cash flows, such as a leading global food producer and selected oil companies.

The outlook for the European economy has improved in the last few months, although companies will take a while to deleverage. We believe we are not out of the woods yet. As of the end of June, current equity valuations appeared to be pricing a low growth scenario, which seems to be the most likely scenario for the next few years, in our view. Nonetheless, our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Dividend Growth Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Global Dividend Growth Portfolio Class X shares produced a total return of -0.90%, underperforming the MSCI World Index5 (the "Index"), which returned 6.35%. For the same period, the Portfolio's Class Y shares returned -1.06%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Global stock markets, as represented by the MSCI World Index, were up 6.35 percent for the six months ended June 30, 2009. We saw an unprecedented "dash to trash" over the second quarter of 2009 as investors sought to increase exposure to riskier assets in their portfolios. Financials and the cyclical sectors (those sectors with greater economic sensitivity) were the main beneficiaries of the shift in investor preferences, while the more "defensive" sectors, which are the less economically sensitive groups such as telecommunications and consumer staples, lagged the market.

The Portfolio was underweight in the more cyclical sectors as well as the financials sector. This positioning had a negative impact on performance during the six-month period, as these sectors outperformed the

5  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

broad market. The Portfolio's underweight in the cyclical sectors was driven by our belief that valuations on many of these stocks appeared expensive. We believe valuations have gotten ahead of fundamentals — the market has been pricing in mid-cycle earnings for many of the stocks and for such performance to continue we would need to see significant improvements in earnings from current levels. In financials, the underweight position (specifically in banks) was a result of our concerns about the high financial leverage of many companies within the sector. While we have already seen a number of banks raise capital this year, we anticipate additional capital raising exercises may be required. In addition, the financials stocks held within the Portfolio have been focused mainly in the insurance and real estate groups, which we believe offered greater visibility on earnings. These holdings lagged the performance of bank stocks, which appreciated quickly in the second half of the period as investors sought to increase risk in their portfolios.

In addition, the Portfolio's overweight in the telecommunication services sector also detracted from performance for the six-month period. We believe that the telecom sector has offered attractive risk-adjusted value, both on a relative and absolute basis, with a compelling free cash flow yield. In addition, the Portfolio's holdings within the sector were carefully selected for what we consider strong balance sheets, disciplined capital allocation and the potential to add value through further cost cutting programs. The sector's stronger performance in June enabled us to take some profits in the Portfolio and marginally reduce the overweight; however, the telecommunications overweight continued to be a key position for the Portfolio.

In contrast, other positions performed relatively well versus the Index. Although the Portfolio did not participate fully in the cyclical rally during the period, stock selection in industrials (which is traditionally considered a cyclical sector) had a positive impact on performance. Within the sector, holdings in capital goods stocks delivered strong performance, enabling the Portfolio to take profits in those stocks that reached our fair value targets.

Stock selection in consumer staples was also a significant positive contributor to performance. The Portfolio benefited from its holdings in the food, beverage and tobacco group. We have continued to find value in this segment and particularly in tobacco, which was trading at heavily discounted valuations, in our opinion, despite improved operating conditions. The Portfolio also benefited from a zero weighting in food retailers, which sold off sharply during the period. Finally, stock selection in the utilities sector also aided relative performance during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

Global Infrastructure Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 1.54%, underperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index6 (the "Index"), which returned 2.22%, and the S&P Global BMI Index7, which returned 10.98%. For the same period, the Portfolio's Class Y shares returned 1.37%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's holdings in gas utilities and industrial conglomerates, neither of which is represented in the Index, detracted from relative performance as both segments underperformed for the period. An underweight relative to the Index in oil and gas storage and transportation also hindered relative returns.

Other positions, however, contributed positively to relative performance. An underweight in electric utilities, coupled with strong security selection in the sector, added to relative gains as did security selection and an overweight in independent power producers. Security selection in multi-utilities also enhanced relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

High Yield Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – High Yield Portfolio Class X shares produced a total return of 21.53%, underperforming the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index8 (the "Index"), which returned 30.92%. For the same period, the Portfolio's Class Y shares returned 21.29%. Past performance is no guarantee of future results.

6  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Portfolio's inception to and including November 5, 2008 (the date the Portfolio completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

7  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

8  The Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance of the Index was primarily attributable to its more conservative overall positioning. We continued to favor higher quality issues in what we believe to be relatively stable industries such as health care, energy, cable and telecommunications. This defensive positioning hindered relative performance as the lower quality segment of the market outpaced the higher quality segment. We largely avoided the banking and brokerage sectors (typically a small segment of the high yield market) as we believed these sectors remained too risky. This positioning hindered relative returns as the sectors were among the best performing sectors for the reporting period.

Other positions, however, were additive to relative performance. The Portfolio maintained an underweight allocation relative to the Index in building materials, which was beneficial as the sector's performance lagged during the period. Overweight allocations in chemicals and consumer cyclical services also helped boost returns as these sectors performed well.

As of the end of the period, the Portfolio's major sector overweights included health care, energy, cable and telecom. Key sector underweights included banking, brokerage, real estate investment trusts (REITs) and retailers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Builder Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Income Builder Portfolio Class X shares produced a total return of 2.63%, outperforming the Russell 1000® Value Index9 (the "Index"), which returned – 2.87%, and the Barclays Capital U.S. Government/Credit Index10, which returned 0.55%. For the same period, the Portfolio's Class Y shares returned 2.58%. Past performance is no guarantee of future results.

9  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

10  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Within the stock portion of the Portfolio, the energy sector was the largest positive contributor to performance relative to the Russell 1000® Value Index. Throughout the past six months, we had been increasing the Portfolio's position in the sector. The price of oil reached historically high levels in mid-2008 and subsequently declined in the second half of the year. As the price declined, we took the opportunity to add to existing positions in the Portfolio, as well as purchase energy stocks that focused on exploration and production. The Portfolio also benefited in the energy sector from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

The health care sector also drove relative outperformance. The Portfolio has historically maintained an overweight in the sector; however, over the past six months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the Portfolio benefited from holding two companies at the time it was announced they were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the past year — driven by stronger relative fundamentals and the recent merger and acquisition tailwind in pharmaceuticals, as well as by concerns surrounding the uncertainty of health care reform under the new administration — we reduced the Portfolio's exposure in the sector and used the proceeds to invest in other areas we believe have better risk/reward opportunity for our investors.

Another area of relative strength for the Portfolio was an underweight in the industrials sector. The sector was among the Index's weaker-performing groups during the period, and the Portfolio was helped by owning less of the sector than the Index.

Although the Portfolio outperformed the Index, we did have some areas that were detrimental to overall performance. Financials were the largest detractor from relative performance for the period. The Portfolio has maintained a significant underweight in the sector versus the Index for some time. This underweight benefited the Portfolio significantly in 2007 and 2008. However, over the past six months, and especially since March, financial stocks have rebounded from their earlier dramatic decline. The Portfolio has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics — and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio is underexposed

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

to the banks and diversified financials that rebounded most strongly during the period. The Portfolio's underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the Portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

An underweight position in the materials sector also hampered relative performance. The sector rallied strongly during the six-month period after being one of the most oversold sectors during the market downturn. In particular, the more commodity-oriented materials stocks performed best, but the Portfolio held less exposure to these stocks.

Within the convertible securities portfolio, financials holdings detracted from performance. On the other hand, health care and technology holdings added to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 10.19%, outperforming the Barclays Capital U.S. Corporate Index11 (the "Index"), which returned 8.32%. For the same period, the Portfolio's Class Y shares returned 10.12%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance of the Index for the period was primarily attributable to sector allocations and yield curve positioning. In particular, overweight allocations relative to the Index in the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors during the first half of 2009 led them to be among the top performing corporate credit sectors for the period. However, the Portfolio's underweight in triple-B rated industrial credits hindered

11  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

relative performance as spreads in the sector also tightened significantly as the corporate credit market rallied.

With regard to the Portfolio's yield curve positioning, we employed tactical strategies involving interest rates swaps that were designed to take advantage of short-term rate movements across the yield curve. For example, as we entered the second quarter of 2009, the portfolio was positioned to benefit from a narrowing of the spread between yields on 10-year maturities and yields on long maturities. As this narrowing occurred, we unwound the position and at the end of May, initiated another position designed to benefit from a widening of the yield spread between these areas of the curve. Each of these trades was beneficial to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 3.33%, underperforming the Barclays Capital U.S. Credit Index(1-5 Year)12 (the "Index"), which returned 7.37%. For the same period, the Portfolio's Class Y shares returned 3.26%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance of the Index was primarily attributable to its relative underweight in corporate credits, which performed strongly during the six-month reporting period. Within corporate credit, however, overweight allocations to the banking, food and beverage, insurance and media sectors were advantageous as significant spread tightening in these sectors led them to be among the top performing corporate credit sectors for the period.

The Portfolio's underweight corporate credit position was the result of allocations to agency mortgage-backed securities and government agency securities, neither of which is represented in the Index. During the reporting period, agency mortgage-backed securities performed well due in part to the Federal Reserve's planned mortgage-backed securities buying program. The government agency sector also

12  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

performed strongly, due in part to the inclusion of FDIC-backed issues introduced in late 2008 as part of the FDIC's Temporary Liquidity Guarantee Program. While both the mortgage-backed securities and agency securities holdings aided Portfolio returns on an absolute basis, because they led to an underweight versus the Index in corporate credit, which outperformed, they were a drag on relative performance for the period.

Conversely, a position in asset-backed securities, a sector also not represented in the Index, was slightly advantageous as the sector rebounded significantly from its lows in 2008.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2009, Money Market Portfolio had net assets of approximately $199 million with an average portfolio maturity of 18 days. For the seven-day period ended June 30, 2009, the Portfolio's Class X shares provided an effective annualized yield of 0.01% and a current yield of 0.01%, while its 30-day moving average yield for June was 0.01%. Yield quotations more closely reflect the current earnings of the Portfolio. For the six-month period ended June 30, 2009, the Portfolio's Class X shares returned 0.02%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2009, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% and a current yield of 0.01%, while its 30-day moving average yield for June was 0.01%. Yield quotations more closely reflect the current earnings of the Portfolio. For the six-month period ended June 30, 2009, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

high liquidity and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

S&P 500 Index Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – S&P 500 Index Portfolio Class X shares produced a total return of 3.16%, performing in line with the S&P 500® Index13 (the "Index"), which returned 3.16%. For the same period, the Portfolio's Class Y shares returned 3.05%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The six-month period was a time of so-called "green shoots" in the economy — some tentative signs of improvement in quite a few economic indicators. In this period, market performance was uneven; after dropping in the first two months of the year, the market rallied from its low on March 9 through the end of the period. Investor confidence was bolstered by a slow stream of positive news that continued into April, starting with well-received policy news and followed by better-than-expected corporate earnings. The materials and information technology sectors performed especially well over the period, each posting double-digit gains. It is unclear at this point whether the economy has reached and/or passed the bottom. As of the end of the period, conflicting trends — such as improving emerging markets on one hand and high unemployment and weak consumer spending on the other — left investors uncertain.

Since the Index and the Portfolio are market capitalization weighted, the overall contribution of each sector depends on its relative size within the Index and the Portfolio. As such, information technology, as one of the largest sectors, contributed the most to the Portfolio's return, while the industrials sector was the largest detractor.

13   The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

Other performance trends within the Portfolio and the Index during the period included the underperformance of value stocks within every capitalization segment, as well as outperformance of small-cap stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the six-month period ended June 30, 2009, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of 5.74%, outperforming the S&P 500® Index14 which returned 3.16%, and the Barclays Capital U.S. Government/Credit Index15, which returned 0.55%. For further comparison, the median Lipper Variable Flexible Portfolio total return was 6.95 percent and U.S. Treasury bills returned 0.10 percent. For the same period, the Portfolio's Class Y shares returned 5.61%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which individual sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

The Portfolio's target allocation remained unchanged throughout the six-month period under review, based on the process summarized above. Approximately 60 percent of assets were allocated to equities (a slightly higher weight than the average balanced fund), while 20 percent of assets were allocated to long-term credit

14   The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

15   The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

markets (a significantly lower allocation than the average balanced fund). The balance of assets (20 percent) remained in short-term credits and cash equivalent investments.

Global equity markets rebounded sharply off their March lows during the first half of 2009, as investors began to gradually rotate back to riskier investments and reduce their extreme exposures to Treasury bills and cash. A moderate bounce in global economic activity, following on the heels of stimulus programs and excessively low central bank funding rates around the world, encouraged investors to buy the riskiest assets for the greatest recovery potential. High yield corporate bonds, emerging market equities, and commodities all rebounded from extreme lows, posting outstanding returns during the first half of 2009. Global sovereign debt and U.S. Treasury instruments lagged, after impressive outperformance during 2008's fourth quarter.

The Portfolio's equity exposures, when compared to the S&P 500® Index, demonstrated a pronounced tilt toward larger capitalization, total return stocks. On a sector basis, the Portfolio's largest exposures included information technology (approximately 28 percent of total equity portfolio market value), basic materials (16 percent), consumer cyclicals (10 percent), and health care (10 percent). Our smallest sector exposures at period end included utilities (3 percent) and telecommunications services (6 percent). During the first six months of 2009, the most significant adjustments made to the Portfolio's sector exposures included increasing allocations to basic materials (primarily gold and copper metals/mining companies) and reducing exposures to health care and financials. From a market capitalization standpoint, the Portfolio's exposures skewed toward large- and mid-cap positions, as exposure to smaller companies were reduced.

The fixed income component of the Portfolio shifted dramatically during the first half of 2009, as the massive surge of buying that drove Treasury yields to 50-year lows in March reversed in May and June. This sell-off drove Treasury prices down to more attractive levels, in our opinion, and provided an opportunity to reverse our long-standing bias against Treasury securities. During the period under review, U.S. government-issued securities climbed to over 40 percent of the overall fixed income portfolio, from less than half that amount earlier in the year. Corporate credits continued to represent approximately 43 percent of the total, with a slightly higher bias to industrial issuers. The balance of the Portfolio was distributed

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

among government-agency backed securities, cash, mortgages, and municipal securities, in descending order of exposure.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Randy Takian
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Variable Investment Series

Performance Summary ■ June 30, 2009

Average Annual Total Returns—Period Ended June 30, 2009(1)
Class X	Date of Inception	1 Year	5 Years	10 Years	Since Inception
Aggressive Equity	5/4/1999	– 28.35%	2.94%	1.63%	1.83%
Capital Opportunities	3/9/1984	– 26.30	1.70	– 0.52	9.92
Dividend Growth	3/1/1990	– 26.59	– 3.33	– 2.16	5.87
European Equity	3/1/1991	– 32.59	1.53	0.72	8.10
Global Dividend Growth	2/23/1994	– 31.02	– 2.31	0.25	4.79
Global Infrastructure	3/1/1990	– 29.04	5.67	– 0.05	6.66
High Yield	3/9/1984	– 5.23	3.33	– 4.94	3.29
Income Builder	1/21/1997	– 16.89	0.59	1.75	4.04
Income Plus	3/1/1987	2.80	4.11	5.43	6.93
Limited Duration	5/4/1999	– 4.20	– 0.53	1.78	1.73
Money Market	3/9/1984	0.88	3.07	3.00	4.78
S&P 500 Index	5/18/1998	– 26.26	– 2.42	– 2.53	– 0.26
Strategist	3/1/1987	– 13.38	3.06	3.04	7.81

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class X shares will vary from the Performance of Class Y shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Variable Investment Series

Performance Summary ■ June 30, 2009

Average Annual Total Returns—Period Ended June 30, 2009(1)
Class Y	Date of Inception	1 Year	5 Years	10 Years	Since Inception
Aggressive Equity	6/5/2000	– 28.54%	2.69%	N/A	– 2.44%
Capital Opportunities	6/5/2000	– 26.48	1.44	N/A	– 3.10
Dividend Growth	6/5/2000	– 26.77	– 3.58	N/A	– 1.12
European Equity	6/5/2000	– 32.78	1.28	N/A	– 2.24
Global Dividend Growth	6/5/2000	– 31.23	– 2.55	N/A	– 0.10
Global Infrastructure	6/5/2000	– 29.26	5.40	N/A	– 1.03
High Yield	6/5/2000	– 5.42	3.09	N/A	– 4.75
Income Builder	6/5/2000	– 17.10	0.34	N/A	1.99
Income Plus	6/5/2000	2.60	3.88	N/A	5.51
Limited Duration	6/5/2000	– 4.41	– 0.78	N/A	1.31
Money Market	6/5/2000	0.75	2.83	N/A	2.52
S&P 500 Index	6/5/2000	– 26.49	– 2.67	N/A	– 3.83
Strategist	6/5/2000	– 13.62	2.79	N/A	2.04

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class Y shares will vary from the Performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (0.02% return)	$1,000.00	$1,000.20	$2.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.27	$2.56
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$2.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.17	$2.66

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.51% and 0.53% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (3.33% return)	$1,000.00	$1,033.30	$2.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.32	$2.51
Class Y
Actual (3.26% return)	$1,000.00	$1,032.60	$3.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.50% and 0.75% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (10.19% return)	$1,000.00	$1,101.90	$2.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.02	$2.81
Class Y
Actual (10.12% return)	$1,000.00	$1,101.20	$4.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.78	$4.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009 continued

High Yield

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (21.53% return)	$1,000.00	$1,215.30	$9.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.56	$8.30
Class Y
Actual (21.29% return)	$1,000.00	$1,212.90	$10.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.32	$9.54

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.66% and 1.91% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.67% and 1.92% for Class X and Class Y shares, respectively.

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (1.54% return)	$1,000.00	$1,015.40	$4.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.98	$4.86
Class Y
Actual (1.37% return)	$1,000.00	$1,013.70	$6.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.74	$6.11

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.97% and 1.22% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Builder

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (2.63% return)	$1,000.00	$1,026.30	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.93	$4.91
Class Y
Actual (2.58% return)	$1,000.00	$1,025.80	$6.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.98% and 1.23% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.99% and 1.24% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009 continued

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (2.15% return)	$1,000.00	$1,021.50	$3.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.46
Class Y
Actual (1.97% return)	$1,000.00	$1,019.70	$4.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.13	$4.71

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.69% and 0.94% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Global Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (-0.90% return)	$1,000.00	$991.00	$4.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.18	$4.66
Class Y
Actual (-1.06% return)	$1,000.00	$989.40	$5.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.94	$5.91

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.93% and 1.18% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (1.72% return)	$1,000.00	$1,017.20	$5.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (1.60% return)	$1,000.00	$1,016.00	$6.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.17% and 1.42% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009 continued

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (31.95% return)	$1,000.00	$1,319.50	$3.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76
Class Y
Actual (31.76% return)	$1,000.00	$1,317.60	$4.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.56% and 0.81% for Class X and Class Y, respectively.

S&P 500 Index

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (3.16% return)	$1,000.00	$1,031.60	$1.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51
Class Y
Actual (3.05% return)	$1,000.00	$1,030.50	$2.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.30% and 0.55% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.31% and 0.56% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2009 continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (30.98% return)	$1,000.00	$1,309.80	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.64	$5.21
Class Y
Actual (30.83% return)	$1,000.00	$1,308.30	$7.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.46

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.04% and 1.29% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.05% and 1.30% for Class X and Class Y shares, respectively.

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (5.74% return)	$1,000.00	$1,057.40	$2.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76
Class Y
Actual (5.61% return)	$1,000.00	$1,056.10	$4.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.58% and 0.83% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Capital Opportunities, Global Dividend Growth, Income Plus, Limited Duration, Money Market and S&P 500 Index Portfolios was below the peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

The Board noted that the performance of the High Yield Portfolio was better than the peer group averages for the one-, three- and five-year periods.

The Board noted that performance of the Aggressive Equity and Income Builder Portfolios was better than the peer group averages for the five-year period but below the peer group averages for the one- and three-year periods.

The Board noted that the performance of the Dividend Growth and Global Infrastructure Portfolios was better than the peer group averages for the one-year period but below the peer group averages for the three- and five-year periods. The Board also noted that performance of the Dividend Growth Portfolio had recently improved.

The Board noted that the European Equity Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period.

The Board noted that the Strategist Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period.

Performance Conclusions

With respect to the Aggressive Equity, Capital Opportunities, Global Dividend Growth, Global Infrastructure, Income Plus, Limited Duration, Money Market, and S&P 500 Index Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Dividend Growth, European Equity, High Yield, Income Builder and Strategist Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds advised by the Adviser and compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fee and total expense ratio for the Aggressive Equity and Income Builder Portfolios were higher than but close to the peer group averages.

The Board noted that the management fee and total expense ratios for the Capital Opportunities, Dividend Growth, Global Dividend Growth, Global Infrastructure, Income Plus, Limited Duration and Strategist Portfolios were lower than the peer group averages.

The Board noted for the European Equity Portfolio that while the management fee was higher but close to the peer group average, the total expense ratio was lower than the peer group average.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

The Board noted for the High Yield Portfolio that while the management fee was lower than the peer group average, the total expense ratio was higher than the peer group average.

The Board noted for the Money Market Portfolio that while the management fee was higher than the peer group average, the total expense ratio was lower than the peer group average.

The Board noted for the S&P 500 Index Portfolio that while the management fee was lower than the peer group average, the total expense ratio was higher but close to the peer group average.

Fee and Expense Conclusions

With respect to the Money Market Portfolio, after discussion, the Board concluded that the management fee, although higher than the peer group average, was acceptable because the total expense ratio was competitive with the peer group average.

With respect to Aggressive Equity, Capital Opportunities, Dividend Growth, European Equity, Global Dividend Growth, Global Infrastructure, Income Builder, Income Plus, Limited Duration, S&P 500 Index and Strategist Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

With respect to the High Yield Portfolio, after discussion, the Board concluded that the total expense ratio, although higher than the peer group average, was acceptable because the management fee was competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (40.8%)
	Asset-Backed - Consumer Diversified (3.5%)
$7,000	Sheffield Receivables Corp. (a)	0.56%		07/01/09	$7,000,000
	Banking (12.5%)
9,000	HSBC USA Inc.	0.26		07/02/09 - 07/09/09	8,999,733
8,000	JPMorgan Chase Funding Inc. (a)	0.27		07/27/09	7,998,440
8,000	Wells Fargo & Co.	0.20		07/01/09	8,000,000
					24,998,173
	International Banks (24.8%)
5,000	Calyon North America Inc.	0.70		08/04/09	4,996,695
5,000	NRW Bank (a)	0.35		07/20/09	4,999,076
7,000	National Australia Funding (Delaware)	0.34		08/26/09	6,996,298
5,000	Rabobank (U.S.) Finance Corp.	0.65		07/01/09	5,000,000
4,000	RBS Holdings USA Inc.	0.94		08/17/09	3,995,091
5,000	Royal Bank of Scotland PLC	0.95		07/10/09	4,998,813
5,000	San Paolo (U.S.) Financial Co.	0.28		07/10/09	4,999,650
4,000	Societe Generale N.A., Inc.	0.69		08/06/09	3,997,240
9,500	UBS Finance (Delaware) LLC	0.84 - 0.92		08/21/09 - 08/25/09	9,487,658
					49,470,521
	Total Commercial Paper (Cost $81,468,694)				81,468,694
	Repurchase Agreements (29.8%)
11,000	Banc of America Securities (dated 06/30/09; proceeds $11,000,018); fully collateralized by Federal National Mortgage Assoc., 0.00%, due 08/05/10; Federal Home Loan Mortgage Corp., 0.00%, due 11/23/09; valued at $11,220,512.	0.06		07/01/09	11,000,000
48,501	BNP Paribas Securities (dated 06/30/09; proceeds $48,501,067); fully collateralized by Federal National Mortgage Assoc., 4.95% - 6.16%, due 07/01/35 - 08/01/37; Federal Home Loan Mortgage Corp., 5.47%, due 07/01/37; valued at $49,956,030.	0.05		07/01/09	48,501,000
	Total Repurchase Agreements (Cost $59,501,000)				59,501,000
	Floating Rate Notes (15.6%)
	Finance-Auto (2.5%)
5,000	Toyota Motor Credit Corp.	0.33	(b)	07/10/09(c)	5,000,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	International Banks (5.5%)
$1,000	Barclays Bank PLC	0.92	(b) %	07/20/09(c)	$1,000,000
5,000	Societe Generale	0.67	(b)	08/05/09(c)	5,000,000
5,000	Westpac Banking Corp.	0.65	(b)	09/08/09(c)	5,000,000
					11,000,000
	U.S. Government Agencies (7.6%)
15,000	Federal Home Loan Banks	0.62 - 0.75	(b)	08/08/09 - 08/19/09(c)	14,992,695
	Total Floating Rate Notes (Cost $30,992,695)				30,992,695
	Certificates of Deposit (7.0%)
	International Banks
5,000	Banco Bilbao Vizcaya Argentaria - NY	0.96		07/06/09	5,000,003
9,000	Lloyds TSB Bank PLC	0.60 - 0.85		07/02/09 - 09/04/09	9,000,000
	Total Certificates of Deposit (Cost $14,000,003)				14,000,003
	Time Deposits (5.5%)
7,000	Barclays Bank PLC Cayman	0.10		07/01/09	7,000,000
4,000	Calyon Grand Cayman	0.25		07/01/09	4,000,000
	Total Time Deposits (Cost $11,000,000)				11,000,000
	Total Investments (Cost $196,962,392) (d)			98.7%	196,962,392
	Other Assets in Excess of Liabilities			1.3	2,526,435
	Net Assets			100.0%	$199,488,827

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at June 30, 2009.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	70%
31 - 60 Days	25
61 - 90 Days	5
100%

†  As as percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (46.0%)
	Aerospace & Defense (0.5%)
$400	Bae Systems Holdings Inc. - 144A (a)	4.75%		08/15/10	$401,640
	Bank Holding Companies (1.0%)
810	Westpac Securities ND Ltd. (United Kingdom) - 144A (a)	2.50		05/25/12	804,740
	Banking (3.4%)
1,530	Kreditstalt fuer Wiederaufbau (Germany)	2.25		04/16/12	1,545,357
500	Lloyds TSB Bank PLC (United Kingdom) - 144A (a)	2.80		04/02/12	504,800
577	Societe Financement de l'Economie Francaise (France) - 144A (a)	3.375		05/05/14	579,080
					2,629,237
	Banks - Commercial (1.2%)
900	Commonwealth Bank of Australia (Australia) - 144A (a)	2.50		12/10/12	904,145
	Beverages (0.9%)
300	Coca-Cola Enterprises Inc.	3.75		03/01/12	311,544
340	Bottling Group, LLC	6.95		03/15/14	388,191
					699,735
	Beverages: Alcoholic (0.3%)
250	Diageo Finance BV (Netherlands)	3.875		04/01/11	256,244
	Biotechnology (0.2%)
180	Genentech Inc.	4.40		07/15/10	185,228
	Brewery (0.3%)
205	Anheuser-Busch InBev - 144A (a)	5.375		11/15/14	207,067
	Cable/Satellite TV (0.1%)
70	Comcast Corp.	5.85		01/15/10	71,180
	Chemicals: Specialty (0.3%)
240	Praxair Inc.	6.375		04/01/12	264,653
	Computer Processing Hardware (0.8%)
105	Dell Inc.	3.375		06/15/12	106,958
330	Hewlett-Packard Co.	0.778	(b)	03/01/12	325,256
205	Hewlett-Packard Co.	2.25		05/27/11	205,719
					637,933
	Computer Software (0.5%)
360	Computer Sciences Corp.	7.375		06/15/11	382,739
	Computer Software & Equipment (0.3%)
230	Microsoft Corp.	2.95		06/01/14	228,590

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Data Processing Services (0.5%)
$370	Fiserv, Inc.	6.125%		11/20/12	$384,350
	Discount Stores (0.5%)
105	Wal-Mart Stores, Inc.	3.20		05/15/14	104,255
245	Wal-Mart Stores, Inc.	7.25		06/01/13	280,221
					384,476
	Electric Utilities (1.9%)
205	Columbus Southern Power Co. (Series E)	4.40		12/01/10	210,773
355	Detroit Edison Co. (The)	6.125		10/01/10	367,922
220	Entergy Gulf States, Inc.	1.068	(b)	12/01/09	218,838
405	Ohio Power Co. (Series B)	1.346	(b)	04/05/10	400,646
290	Southern Co.	4.15		05/15/14	291,471
					1,489,650
	Finance (0.5%)
390	BP Capital Markets PLC (United Kingdom)	3.125		03/10/12	398,095
	Finance/Rental/Leasing (0.5%)
395	American Honda Finance Corp. - 144A (a) (Series MTN)	3.156	(b)	06/02/11	394,514
	Financial Conglomerates (5.3%)
325	Citigroup Inc. (Note 4)	4.625		08/03/10	323,464
275	Citigroup Inc. (Note 4)	5.30		10/17/12	265,450
700	General Electric Capital Corp.	5.45		01/15/13	718,991
1,250	Japan Finance Corp. (The) (Japan)	2.00		06/24/11	1,252,861
215	John Deere Capital Corp.	7.00		03/15/12	236,250
515	JPMorgan Chase & Co.	5.375		10/01/12	539,747
410	JPMorgan Chase & Co.	6.75		02/01/11	428,799
325	Principal Life Income Fundings Trust (Series MTN)	5.15		06/17/11	326,955
					4,092,517
	Food: Major Diversified (0.9%)
295	Campbell Soup Co.	6.75		02/15/11	319,276
29	Conagra Foods, Inc.	6.75		09/15/11	31,028
360	General Mills Inc.	5.65		09/10/12	384,474
					734,778
	Gas Distributors (0.2%)
180	NiSource Finance Corp.	1.231	(b)	11/23/09	178,588
	Home Improvement Chains (0.3%)
210	Home Depot, Inc. (The)	0.749	(b)	12/16/09	209,383

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Household/Personal Care (0.9%)
$310	Clorox Co. (The)	4.20%		01/15/10	$314,445
415	Proctor & Gamble International Finance	0.996	(b)	05/07/10	414,602
					729,047
	Industrial Conglomerates (0.4%)
275	Honeywell International, Inc.	6.125		11/01/11	300,402
	Information Technology Services (0.3%)
220	IBM Corp.	4.75		11/29/12	236,082
	Integrated Oil (1.0%)
255	Chevron Corp.	3.95		03/03/14	262,817
470	ConcoPhillips	8.75		05/25/10	501,785
					764,602
	International Banks (5.0%)
2,300	Royal Bank of Scotland PLC (United Kingdom) - 144A (a)	2.625		05/11/12	2,318,106
1,545	Swedbank AB (Sweden) - 144A (a)	2.90		01/14/13	1,547,364
					3,865,470
	Investment Banks/Brokers (1.4%)
440	Goldman Sachs Group, Inc. (The)	5.45		11/01/12	455,300
325	Goldman Sachs Group, Inc. (The)	6.875		01/15/11	343,718
260	Merrill Lynch & Co., Inc. (Series C)	5.45		02/05/13	253,260
					1,052,278
	Investment Managers (0.4%)
305	Mellon Funding Corp.	6.40		05/14/11	324,150
	Life/Health Insurance (0.6%)
480	MetLife Global Funding I - 144A (a) (Note 4)	4.625		08/19/10	483,342
	Major Banks (3.3%)
300	Bank of America Corp.	5.375		08/15/11	306,861
130	Bank of America Corp.	4.875		09/15/12	128,663
200	Credit Suisse USA Inc. (Switzerland)	6.125		11/15/11	214,247
250	Credit Suisse USA Inc. (Switzerland)	6.50		01/15/12	269,938
695	HSBC Finance Corp.	6.75		05/15/11	714,904
200	Wachovia Corp.	5.35		03/15/11	207,870
675	Wells Fargo & Co.	5.25		10/23/12	699,243
					2,541,726
	Major Telecommunications (4.1%)
220	Telefonica Europe BV (Netherlands)	7.75		09/15/10	232,139
350	AT&T Inc.	4.95		01/15/13	364,296

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$395	Bellsouth Corp.	6.00%		10/15/11	$422,236
175	British Telecommunications PLC (United Kingdom)	8.125	(b)	12/15/10	185,926
300	Deutsche Telekom International Finance BV (Netherlands)	8.50	(b)	06/15/10	315,572
395	France Telecom SA (France)	4.375		07/08/14	398,517
505	Telecom Italia Capital SA (Luxembourg)	4.875		10/01/10	510,272
500	Verizon Global Funding Corp.	7.375		09/01/12	559,756
150	Verizon Global Funding Corp.	7.25		12/01/10	159,765
					3,148,479
	Media Conglomerates (1.3%)
250	Time Warner Inc.	6.875		05/01/12	267,608
300	Viacom Inc.	5.75		04/30/11	307,260
170	Walt Disney Co. (The) (Series C)	5.70		07/15/11	181,970
190	Walt Disney Co. (The) (Series B)	6.375		03/01/12	208,793
					965,631
	Medical Specialties (0.8%)
275	Baxter International Inc.	4.00		03/01/14	278,075
375	Hospira, Inc.	1.712	(b)	03/30/10	371,714
					649,789
	Oil (0.5%)
350	EOG Company of Canada (Canada) - 144A (a)	7.00		12/01/11	382,242
	Oil & Gas Production (0.5%)
335	Devon Financing Corp. ULC (Canada)	6.875		09/30/11	364,030
	Oil Refining/Marketing (0.2%)
180	Enterprise Products Operating LLP (Series B)	7.50		02/01/11	188,734
	Other Metals/Minerals (0.6%)
235	BHP Billiton Finance USA Ltd. (Australia)	8.50		12/01/12	274,784
190	Rio Tinto Finance USA Ltd. (Australia)	5.875		07/15/13	191,360
					466,144
	Packaged Software (0.5%)
335	Oracle Corp.	5.00	(b)	01/15/11	351,310
	Pharmaceuticals: Major (1.6%)
355	AstraZeneca PLC (United Kingdom)	5.40		09/15/12	385,389
190	Eli Lilly & Co.	3.55		03/06/12	196,962
235	GlaxoSmithKline Capital Inc.	4.85		05/15/13	246,036
385	Pfizer Inc.	4.45		03/15/12	404,213
					1,232,600

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Property - Casualty Insurers (0.6%)
$210	Berkshire Hathaway Finance - 144A (a)	4.00%		04/15/12	$217,176
260	Xlliac Global Funding - 144A (a)	4.80		08/10/10	242,199
					459,375
	Regional Banks (0.3%)
195	U.S. Bancorp	4.20		05/15/14	197,419
	Restaurants (0.3%)
185	Yum! Brands, Inc.	8.875		04/15/11	202,028
	Savings Banks (0.4%)
320	Sovereign Bancorp, Inc.	0.842	(b)	03/23/10	295,370
	Trucks/Construction/Farm Machinery (0.6%)
395	Caterpillar Financial Services Corp. (Series MTN)	1.507	(b)	08/06/10	394,378
100	PACCAR Inc.	6.375		02/15/12	108,207
					502,585
	Total Corporate Bonds (Cost $35,239,247)				35,642,317
	U.S. Government Agencies & Obligations (35.3%)
	U.S. Government Agencies & Obligations (15.2%)
5,400	Federal National Mortgage Assoc.	4.375		03/15/13	5,812,106
1,410	Federal Home Loan Mortgage Corp.	2.125		03/23/12	1,423,688
300	U.S. Treasury Bond	3.50		02/15/39	259,501
1,190	U.S. Treasury Strip	0.00		11/15/20	728,498
705	U.S. Treasury Strip	0.00		11/15/19	463,621
2,903	U.S. Treasury Inflation Index Note (TIPS)	2.50		07/15/16	3,051,375
6	U.S. Treasury Note	4.00		08/15/18	6,225
					11,745,014
	Major Banks - FDIC Guaranteed (16.7%)
2,500	Bank of America Corp.	2.10		04/30/12	2,505,515
1,960	Citigroup Inc. (Note 4)	2.125		04/30/12	1,969,945
2,000	JPMorgan Chase & Co.	3.125		12/01/11	2,070,102
3,710	PNC Funding Corp.	2.30		06/22/12	3,742,882
2,600	Key Bank NA	3.20		06/15/12	2,689,682
					12,978,126
	Financial Conglomerates - FDIC Guaranteed (1.1%)
800	General Electrics Capital Corp.	3.00		12/09/11	825,802

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Investment Banks/Brokers - FDIC Guaranteed (2.3%)
$1,710	Goldman Sachs Group Inc. (The)	3.25%		06/15/12	$1,770,917
	Total U.S. Government Agencies & Obligations (Cost $26,983,680)				27,319,859
	Asset-Backed Securities (10.9%)
725	BMW Vehicle Lease Trust 2009-1 A2	2.04		04/15/11	727,009
335	Capital Auto Receivables Assets Trust 2008-2 A2B	1.239	(b)	03/15/11	335,255
503	Capital Auto Receivables Assets Trust 2007-SN1 A3A	5.38		07/15/10	498,340
257	Capital Auto Receivables Assets Trust 2007-3 A3A	5.02		09/15/11	261,710
137	CNH Equipment Trust 2009-A A1	1.736		04/15/10	137,266
775	Daimler Chrysler Auto Trust 2007-A A3A	5.00		02/08/12	793,702
651	Ford Credit Auto Owner Trust 2007-A A3A	5.40		08/15/11	667,990
475	Ford Credit Auto Owner Trust 2009-A A1	1.237		06/15/10	475,608
650	Ford Credit Auto Owner Trust 2009-A A2A	3.24		08/15/11	656,780
325	Honda Auto Receivables Owner Trust 2009-2 A2	2.22		08/15/11	326,961
275	John Deere Owner Trust 2009-A A1	1.132		07/02/10	278,108
775	Nissan Auto Lease Trust 2009-A A2	2.01		04/15/11	776,903
600	Nissan Auto Receivables Owner Trust 2009-A A2	2.94		07/15/11	608,073
795	Nissan Auto Receivables Owner Trust 2007-B A3	5.03		05/16/11	808,539
307	USAA Auto Owner Trust 2007-2 A3	4.90		02/15/12	312,416
405	USAA Auto Owner Trust 2009-1 A2	2.64		08/15/11	408,537
325	Volkswagen Auto Lease Trust 2009-A A2	2.87		07/15/11	326,268
	Total Asset-Backed Securities (Cost $8,316,073)				8,399,465
	Mortgage-Backed Securities (1.6%)
563	Federal National Mortgage Assoc.	6.50		01/01/32 - 11/01/33	604,952
175	Federal National Mortgage Assoc.	7.00		08/01/29 - 06/01/32	192,218
419	Federal National Mortgage Assoc.	7.50		03/01/24 - 03/01/32	456,829
	Total Mortgage-Backed Securities (Cost $1,216,343)				1,253,999
	Collaterized Mortgage Obligation (0.6%)
464	Federal Home Loan Mortgage Corp. 2182 ZC (Cost $496,018)	7.50		09/15/29	498,414
	Foreign Government Obligation (0.4%)
290	Export Development Canada (Canada) (Cost $289,522)	3.125		04/24/14	291,950

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF CONTRACTS				VALUE
	Call Options Purchased (0.0%)
	70 Euro$ 2 YR Mid-Crv Futures September/2009 @$97.75 (Cost $54,223)			$7,000
NUMBER OF SHARES (000)
	Short-Term Investments (5.0%)
	Investment Company (2.1%) (e)
	1,661 Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $1,660,729)			1,660,729
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	U.S. Government Agency & Obligation (2.9%)
$1,000	Federal Home Loan Mortgage Corp.	0.21%	09/08/09	999,713
1,205	U.S. Treasury Bill (c)(d)	0.27	11/12/09	1,203,789
	Total U.S. Government Agency & Obligation (Cost $2,203,387)			2,203,502
	Total Short-Term Investments (Cost $3,864,116)			3,864,231
	Total Investments (Cost $76,459,222) (f)(g)		99.8%	77,277,235
	Total Written Options Outstanding (premium received $7,031)		0.0	(369)
	Other Assets in Excess of Liabilities		0.2	163,536
	Net Assets		100.0%	$77,440,402

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  TIPS  Treasury Inflation-Protected Security.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security, rate shown is the rate in effect at June 30, 2009.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (f)  Securities have been designated as collateral in connection with open futures and swap contracts.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

  (g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,106,413 and the aggregate gross unrealized depreciation is $288,400 resulting in net unrealized appreciation of $818,013.

OPTIONS WRITTEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
59	EURO$ 2 YR MID-CRV FUTURES	$98.50	September 2009	$7,031	$369

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
41	Long	U.S. Treasury Notes 10 Year, September 2009	$4,766,891	$82,550
8	Long	90 Day Euro$ June 2011	1,940,400	(7,271)
8	Long	90 Day Euro$ September 2011	1,934,400	(8,830)
8	Long	90 Day Euro$ December 2011	1,928,800	(9,800)
8	Long	90 Day Euro$ March 2012	1,924,900	(10,825)
109	Short	U.S. Treasury Notes 5 Year, September 2009	(12,504,344)	18,606
72	Short	U.S. Treasury Notes 2 Year, September 2009	(15,567,751)	22,196
Net Unrealized Appreciation				$86,626

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

INTEREST RATE/ASSET SWAP CONTRACTS OPEN AT JUNE 30, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank***	$804	Fixed Rate 4.64%	Floating Rate 0.00#%	May 27, 2019	$(2,669)
UBS AG***	2,347	Fixed Rate 4.66	Floating Rate 0.00#	May 27, 2019	(6,008)
Barclays Bank^^	1,590	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2019	(93,898)
Deutsche Bank AG Frankfurt^^	1,100	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2021	(66,595)
UBS AG^^	320	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2019	(18,351)
Barclays Bank	184	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	3,882
UBS AG	544	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	11,478
Barclays Bank^^	1,590	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(72,923)
Deutsche Bank AG Frankfurt^^	1,100	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2021	(32,120)
JPMorgan Chase N.A. New York^^	705	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(26,671)
JPMorgan Chase N.A. New York^^	1,190	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2020	(59,707)
UBS AG^^	320	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(10,243)
UBS AG##	1,410	Floating Rate 1.786#	Fixed Rate 2.50###	July 15, 2016	25,050
UBS AG##	1,340	Floating Rate 1.676#	Fixed Rate 2.50###	July 15, 2016	25,518
Net Unrealized Depreciation					$(323,257)

  #  Floating rate based on USD-3 Months LIBOR.

  ##  Asset swap.

  ###  Fixed rate based on interest received from TIPS bond/note held by the Portfolio.

  ^^  Portfolio will receive $436,614, $367,331, $88,415, and make payments of $616,586, $474,412, $267,984, $503,070, and $119,772 respectively, on termination date.

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

LONG-TERM CREDIT ANALYSIS
AAA	67.1%
AA	9.7
A	15.9
BBB	7.0
BB	—
B or BELOW	0.3
	100.0	%++

  ++  Does not include open long/short futures contracts with an underlying face amount of $40,567,486 with net unrealized appreciation of $86,626. Also does not include open swap contracts with net unrealized depreciation of $323,257 and options written with a market value of $369.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (95.0%)
	Accident & Health Insurance (0.8%)
$660	Aflac, Inc.	8.50%		05/15/19	$706,419
945	Travelers Cos., Inc. (The)	5.80		05/15/18	973,025
370	Travelers Cos., Inc. (The)	5.90		06/02/19	381,901
					2,061,345
	Advertising/Marketing Services (0.4%)
1,195	WPP Finance (United Kingdom)	8.00		09/15/14	1,214,830
	Aerospace & Defense (0.3%)
770	Boeing Co. (The)	6.00		03/15/19	841,187
	Agricultural Commodities/Milling (0.1%)
365	Bunge Limited Finance Corp.	8.50		06/15/19	382,305
	Airlines (0.3%)
1,056	America West Airlines LLC (Series 2001-1G)	7.10		04/02/21	813,449
	Aluminum (0.3%)
270	Alcoa Inc.	5.87		02/23/22	212,532
465	Alcoa Inc.	6.75		07/15/18	413,207
					625,739
	Banking (0.2%)
90	Capital One Financial Corp.	7.375		05/23/14	92,901
260	Robabank Nederland (Netherlands) - 144A (a)	11.00	(b)	12/31/49	289,983
					382,884
	Banks - Commercial (0.6%)
490	Northern Trust Co.	6.50		08/15/18	534,047
830	Standard Chartered PLC (United Kingdom) - 144A (a)	5.50		11/18/14	847,977
					1,382,024
	Beverages: Alcoholic (1.6%)
470	Anheuser-Busch InBev Worldwide Inc.	5.50		01/15/18	454,638
510	Anheuser-Busch InBev Worldwide Inc. - 144A (a)	5.375		11/15/14	515,142
305	Anheuser-Busch InBev Worldwide Inc. - 144A (a)	7.20		01/15/14	328,229
85	Anheuser-Busch InBev Worldwide Inc. - 144A (a)	8.20		01/15/39	94,944
610	Bacardi Ltd. (Bermuda) - 144A (a)	8.20		04/01/19	669,261
165	Constellation Brands, Inc.	7.25		09/01/16	153,450
250	Diageo Capital PLC (United Kingdom)	5.875		09/30/36	254,941
870	Diageo Capital PLC (United Kingdom)	7.375		01/15/14	985,324
700	FBG Finance Ltd. (Australia) - 144A (a)	5.125		06/15/15	656,560
					4,112,489

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Biotechnology (0.9%)
$275	Amgen Inc.	5.70%	02/01/19	$290,664
990	Amgen Inc.	5.85	06/01/17	1,052,162
790	Biogen Idec Inc.	6.875	03/01/18	801,718
				2,144,544
	Broadcasting (0.3%)
695	Grupo Televisa S.A.	6.00	05/15/18	658,729
	Cable/Satellite TV (2.1%)
865	Comcast Cable Communications, LLC	7.125	06/15/13	952,328
685	Comcast Corp.	5.70	05/15/18	689,868
270	Comcast Corp.	6.45	03/15/37	266,945
1,620	Comcast Corp.	6.50	01/15/15	1,720,304
320	CSC Holdings, Inc.	7.625	07/15/18	298,000
275	DIRECTV Holdings LLC/Financing Co., Inc.	6.375	06/15/15	255,750
985	DIRECTV Holdings LLC/Financing Co., Inc.	7.625	05/15/16	962,838
				5,146,033
	Cellular Telephone (0.1%)
260	Qwest Corp.	6.875	09/15/33	191,100
	Chemicals: Agricultural (0.3%)
615	Potash Corp. of Saskatchewan (Canada)	6.50	05/15/19	663,891
	Chemicals: Major Diversified (0.3%)
745	E.I. du Pont de Nemours & Co.	6.00	07/15/18	804,467
	Computer Communications (0.3%)
650	Cisco Systems, Inc.	5.90	02/15/39	642,333
	Construction Materials (0.5%)
820	CRH America, Inc.	6.00	09/30/16	730,774
480	CRH America, Inc.	8.125	07/15/18	462,821
				1,193,595
	Consumer Products & Services (0.2%)
460	Fortune Brands, Inc.	6.375	06/15/14	457,859
	Containers/Packaging (0.2%)
515	Sealed Air Corp. - 144A (a)	7.875	06/15/17	511,148
	Data Processing Services (0.3%)
730	Fiserv, Inc.	6.80	11/20/17	739,435
	Discount Stores (1.1%)
1,110	Wal-Mart stores, Inc.	4.125	02/01/19	1,082,411
505	Wal-Mart stores, Inc.	5.25	09/01/35	483,179
1,020	Wal-Mart stores, Inc.	5.80	02/15/18	1,113,029
				2,678,619

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Manufacturing (0.4%)
$1,150	Tyco Electronics Group S.A. (Luxembourg)	5.95%	01/15/14	$1,074,992
	Drugstore Chains (0.6%)
1,576	CVS Lease Pass-Through Trust - 144A (a)	6.036	12/10/28	1,350,440
120	CVS Lease Pass-Through Trust - 144A (a)	8.353	07/10/31	120,360
				1,470,800
	Electric Utilities (8.9%)
1,610	AES Corp. (The)	8.00	06/01/20	1,453,025
650	Carolina Power & Light, Inc.	5.15	04/01/15	684,666
670	CenterPoint Energy Resources, Corp.	6.25	02/01/37	505,503
375	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	400,324
65	CMS Energy Corp.	6.30	02/01/12	63,365
775	Consumers Energy Co.	5.80	09/15/35	712,722
435	Dominion Resources, Inc.	7.00	06/15/38	476,023
645	DTE Energy Co.	7.625	05/15/14	673,841
605	E.ON International Finance BV (Netherlands) - 144A (a)	5.80	04/30/18	630,534
575	Electricite de France (France) - 144A (a)	6.95	01/26/39	647,715
575	Enel Finance International S.A. (Luxembourg) - 144A (a)	6.25	09/15/17	601,304
1,270	Exelon Corp.	6.75	05/01/11	1,326,151
365	Florida Power Corp.	5.80	09/15/17	394,690
1,035	FPL Group Capital Inc.	6.00	03/01/19	1,113,736
950	Georgia Power Co.	5.95	02/01/39	999,434
1,520	Ohio Edison Co.	6.40	07/15/16	1,554,753
1,670	Ohio Power Company (Series K)	6.00	06/01/16	1,703,303
865	Pacific Gas & Electric Co.	5.625	11/30/17	917,126
220	Pacific Gas & Electric Co.	6.25	03/01/39	235,942
1,025	PPL Energy Supply LLC	6.50	05/01/18	1,042,333
230	CP&L, Inc.	5.30	01/15/19	240,567
230	Progress Energy, Inc.	7.05	03/15/19	255,640
430	Public Service Co. of Colorado	6.50	08/01/38	489,409
1,015	Public Service Electric & Gas Co. (Series B)	5.125	09/01/12	1,051,591
710	Southwestern Public Service Co.	8.75	12/01/18	854,603
960	Texas Eastern Transmission LP	7.00	07/15/32	1,012,743
695	Union Electric Co.	6.40	06/15/17	714,711
1,230	Virginia Electric & Power Co.	8.875	11/15/38	1,653,687
				22,409,441
	Electrical Products (0.4%)
470	Cooper US, Inc.	5.25	11/15/12	502,341
505	Emerson Electric Co.	4.875	10/15/19	506,179
				1,008,520

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electronic Components (0.3%)
$746	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	5.75%		03/11/18	$753,235
	Electronic Equipment/Instruments (0.4%)
1,175	Xerox Corp.	6.35		05/15/18	1,050,398
	Electronic Production Equipment (0.4%)
1,000	KLA-Tencor Corp.	6.90		05/01/18	900,503
	Electronics/Appliances (0.2%)
450	Whirlpool Corp.	8.60		05/01/14	470,711
	Finance/Rental/Leasing (1.1%)
780	Capital One Financial Corp.	6.75		09/15/17	747,442
1,930	CIT Group, Inc.	5.65		02/13/17	1,090,396
1,060	SLM Corp. (Series A)	1.252	(b)	07/26/10	962,361
					2,800,199
	Financial Conglomerates (7.6%)
420	American Express Co.	8.125		05/20/19	436,586
1,995	American Express Credit Corp. (Series C)	7.30		08/20/13	2,076,055
1,165	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	965,537
1,845	Citigroup Inc. (Note 4)	5.25		02/27/12	1,802,735
1,735	Citigroup Inc. (Note 4)	5.875		05/29/37	1,359,726
480	Citigroup Inc. (Note 4)	6.125		05/15/18	420,525
1,930	Citigroup Inc. (Note 4)	8.50		05/22/19	1,966,529
1,980	General Electrics Capital Corp.	5.625		05/01/18	1,875,836
1,095	JPMorgan Chase & Co.	4.75		05/01/13	1,109,855
2,430	JPMorgan Chase & Co.	6.00		01/15/18	2,417,959
340	JPMorgan Chase & Co.	6.30		04/23/19	342,600
2,040	JPMorgan Chase & Co.	6.75		02/01/11	2,133,538
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,077,835
660	Prudential Financial Inc.	7.375		06/15/19	649,131
635	Prudential Financial Inc. (Series D)	6.625		12/01/37	551,776
					19,186,223
	Food Retail (0.8%)
835	Delhaize America, Inc.	9.00		04/15/31	1,016,317
610	Kroger Co. (The)	5.00		04/15/13	624,560
390	Kroger Co. (The)	6.40		08/15/17	414,126
					2,055,003
	Food: Major Diversified (2.0%)
860	ConAgra Foods, Inc.	7.00		10/01/28	856,723
740	ConAgra Foods, Inc.	8.25		09/15/30	827,593
275	General Mills, Inc.	5.25		08/15/13	290,721
710	General Mills, Inc.	5.65		02/15/19	743,443

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$960	Kraft Foods Inc.	6.125%	02/01/18	$994,216
700	Kraft Foods Inc.	6.875	02/01/38	742,840
610	Kraft Foods Inc.	6.875	01/26/39	647,784
				5,103,320
	Foods & Beverages (0.4%)
860	Dr Pepper Snapple Group, Inc.	6.82	05/01/18	910,975
	Gas Distributors (1.3%)
650	DCP Midstream LLC - 144A (a)	6.75	09/15/37	541,496
380	Florida Gas Transmission Co. LLC - 144A (a)	7.90	05/15/19	418,378
965	NiSource Finance Corp.	6.80	01/15/19	905,836
1,370	Questar Market Resources, Inc.	6.80	04/01/18	1,292,920
				3,158,630
	Home Building (0.1%)
290	Pulte Homes, Inc.	6.375	05/15/33	192,850
	Home Improvement Chains (0.5%)
1,325	Home Depot, Inc. (The)	5.40	03/01/16	1,324,473
	Hospital/Nursing Management (0.3%)
305	HCA Inc. - 144A (a)	8.50	04/15/19	300,425
380	Tenet Healthcare Corp.	7.375	02/01/13	343,900
				644,325
	Household/Personal Care (0.1%)
205	Proctor & Gamble Co. (The)	5.55	03/05/37	208,337
	Industrial Conglomerates (3.3%)
8,245	General Electric Co.	5.25	12/06/17	8,110,557
130	Honeywell International Inc.	5.70	03/15/37	133,569
				8,244,126
	Industrial Specialties (0.3%)
550	Cox Communications, Inc. - 144A (a)	8.375	03/01/39	615,041
130	Georgia-Pacific LLC - 144A (a)	8.25	05/01/16	126,750
				741,791
	Information Technology Services (0.1%)
200	IBM Corp.	8.00	10/15/38	259,715
	Insurance (0.8%)
1,285	American Financial Group, Inc.	9.875	06/15/19	1,287,420
745	Lincoln National Corp.	8.75	07/01/19	752,551
				2,039,971

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Insurance Brokers/Services (0.9%)
$840	Allstate Corp. (Note 4)	7.45%	05/16/19	$910,366
1,750	Farmers Insurance Exchange - 144A (a)	8.625	05/01/24	1,414,588
				2,324,954
	Integrated Oil (2.0%)
3,145	ConocoPhillips	6.50	02/01/39	3,358,998
835	Marathon Oil Corp.	5.90	03/15/18	838,607
950	Petro-Canada (Canada)	5.95	05/15/35	858,826
				5,056,431
	International Banks (0.5%)
1,300	UBS AG Stamford, Connecticut (Switzerland)	5.875	12/20/17	1,212,604
	Investment Banks/Brokers (5.9%)
870	Ameriprise Financial, Inc.	7.30	06/28/19	891,849
610	Bear Stearns Companies LLC (The)	5.55	01/22/17	566,169
1,060	Bear Stearns Companies LLC (The)	7.25	02/01/18	1,119,013
6,085	Goldman Sachs Group, Inc.	6.15	04/01/18	5,934,068
1,565	Goldman Sachs Group, Inc.	6.75	10/01/37	1,395,352
1,070	Merrill Lynch & Co	5.45	02/05/13	1,042,260
895	Merrill Lynch & Co	7.75	05/14/38	833,646
3,260	Merrill Lynch & Co (Series MTN)	6.875	04/25/18	3,022,144
				14,804,501
	Life/Health Insurance (0.8%)
290	MetLife, Inc. (Series A) (Note 4)	6.817	08/15/18	292,553
590	MetLife, Inc. (Note 4)	7.717	02/15/19	632,164
965	MetLife, Inc. (Note 4)	10.75	08/01/39	964,817
				1,889,534
	Major Banks (9.2%)
1,115	Bank of America Corp.	5.65	05/01/18	986,897
1,865	Bank of America Corp.	5.75	12/01/17	1,663,319
795	Bank of America Corp.	7.625	06/01/19	799,920
1,015	Bank of New York Mellon Corp. (Series G)	4.50	04/01/13	1,033,774
1,280	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	1,271,729
545	Barclays Bank PLC (United Kingdom) - 144A (a)	6.05	12/04/17	473,352
1,160	BB&T Corp.	6.85	04/30/19	1,208,512
735	Credit Suisse Group (Series MTN) (Switzerland)	5.00	05/15/13	752,063
1,070	Credit Suisse Group (Switzerland)	5.50	05/01/14	1,112,839
530	Credit Suisse Group (Switzerland)	6.00	02/15/18	529,993
615	Credit Suisse USA Inc. (Switzerland)	5.125	08/15/15	631,462
1,675	HBOS PLC (United Kingdom) - 144A (a)	6.75	05/21/18	1,266,375

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,140	HSBC Finance Corp.	6.375%		10/15/11	$1,166,316
1,660	HSBC Finance Corp.	6.75		05/15/11	1,707,541
760	PNC Bank NA	6.00		12/07/17	704,688
455	PNC Funding Corp.	6.70		06/10/19	470,135
420	State Street Corp.	4.30		05/30/14	415,683
1,370	Wachovia Bank NA	5.85		02/01/37	1,212,386
5,875	Wells Fargo & Co.	5.625		12/11/17	5,792,533
					23,199,517
	Major Telecommunications (8.0%)
1,855	AT&T Inc.	6.15		09/15/34	1,766,468
4,070	AT&T Corp.	8.00		11/15/31	4,710,626
375	Deutsche Telekom International Finance Corp. BV (Netherlands)	6.00		07/08/19	379,044
315	Deutsche Telekom International Finance Corp. BV (Netherlands)	6.75		08/20/18	334,886
555	Deutsche Telekom International Finance Corp. BV (Netherlands)	8.75		06/15/30	651,440
630	France Telecom S.A. (France)	8.50	(b)	03/01/31	811,392
475	Rogers Communications, Inc. (Canada)	6.80		08/15/18	510,083
1,680	Telcom Italia Capital (Luxembourg)	6.999		06/04/18	1,702,376
725	Telcom Italia Capital (Luxembourg)	7.175		06/18/19	736,226
2,120	Telefonica Europe BV (Netherlands)	8.25		09/15/30	2,631,946
2,575	Verizon Communications Inc.	5.50		02/15/18	2,561,597
225	Verizon Communications Inc.	6.35		04/01/19	234,491
790	Verizon Communications Inc.	6.90		04/15/38	826,763
1,015	Verizon Communications Inc.	8.95		03/01/39	1,285,641
985	Verizon Wireless Capital LLC - 144A (a)	5.55		02/01/14	1,046,759
					20,189,738
	Managed Health Care (0.9%)
215	Aetna Inc.	6.50		09/15/18	215,746
1,760	Unitedhealth Group Inc.	6.00		02/15/18	1,691,899
260	WellPoint Inc.	7.00		02/15/19	269,248
					2,176,893
	Manufacturers (0.2%)
575	ITT Corp.	6.125		05/01/19	592,037
	Marine Shipping (0.3%)
700	Union Pacific Corp.	6.125		02/15/20	727,245
	Media Conglomerates (3.4%)
170	News America, Inc.	6.40		12/15/35	149,229
1,050	News America, Inc.	6.65		11/15/37	947,313

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$270	Thomson Reuters Corp. (Canada)	6.50%		07/15/18	$281,474
1,685	Time Warner Cable Inc.	6.75		07/01/18	1,757,996
375	Time Warner Cable Inc.	6.75		06/15/39	366,135
350	Time Warner Cable Inc.	8.25		04/01/19	397,797
485	Time Warner Cable Inc.	8.75		02/14/19	565,946
1,415	Time Warner, Inc.	5.875		11/15/16	1,396,551
610	Time Warner, Inc.	6.50		11/15/36	535,754
445	Time Warner, Inc.	7.70		05/01/32	438,445
780	Viacom Inc.	6.875		04/30/36	720,712
865	Vivendi - 144A (a) (France)	6.625		04/04/18	872,242
					8,429,594
	Medical Specialties (0.8%)
820	Fisher Scientific International, Inc.	6.125		07/01/15	824,095
1,000	Hospira, Inc.	1.712	(b)	03/30/10	991,236
270	Hospira, Inc. (Series G)	6.40		05/15/15	284,564
					2,099,895
	Motor Vehicles (0.5%)
645	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	680,231
755	Harley-Davidson Funding Corp. - 144A (a)	6.80		06/15/18	656,097
					1,336,328
	Multi-Line Insurance (0.8%)
925	AIG SunAmerica Global Financing VI - 144A (a)	6.30		05/10/11	869,362
1,450	American General Finance Corp. (Series H)	4.625		09/01/10	1,097,824
					1,967,186
	Oil & Gas Pipelines (2.7%)
364	Colorado Interstate Gas Co.	6.80		11/15/15	375,752
1,265	Enterprise Products Operating LLP (Series G)	5.60		10/15/14	1,301,564
400	Gaz Capital S.A. - 144A (a)	6.51		03/07/22	302,000
955	Kinder Morgan Energy Partners, L.P.	5.85		09/15/12	996,334
645	Kinder Morgan Finance Co., U.L.C. (Canada)	5.70		01/05/16	556,313
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	990,163
1,220	Trans-Canada Pipelines Ltd. (Canada)	6.20		10/15/37	1,253,222
860	Transcontinental Gas Pipe Line Corp. (Series B)	8.875		07/15/12	946,211
					6,721,559
	Oil & Gas Production (2.3%)
345	Apache Corp.	6.90		09/15/18	395,678
665	Chesapeake Energy Corp.	7.625		07/15/13	635,075
640	Devon Financing Corp. U.L.C. (Canada)	7.875		09/30/31	755,743
1,220	Encana Corp.	6.50		02/01/38	1,254,044

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$445	Newfield Exploration Co.	7.125%	05/15/18	$406,619
480	Plains Exploration & Production Co.	7.625	06/01/18	433,200
1,050	XTO Energy Inc.	5.50	06/15/18	1,054,006
685	XTO Energy Inc.	6.50	12/15/18	736,201
				5,670,566
	Oil Related (0.4%)
985	Transocean Inc. (Cayman Islands)	6.00	03/15/18	1,025,753
	Oilfield Services/Equipment (0.4%)
1,035	Weatherford International, Inc. (Switzerland)	6.35	06/15/17	1,026,500
	Other Metals/Minerals (0.8%)
1,050	Rio Tinto Finance USA Ltd. (Australia)	6.50	07/15/18	1,052,387
475	Teck Resources Ltd. (Canada) - 144A (a)	10.25	05/15/16	498,174
505	Vale Oversea Ltd. (Cayman Islands)	6.875	11/21/36	480,763
				2,031,324
	Pharmaceuticals: Major (3.1%)
450	AstraZeneca PLC (United Kingdom)	5.90	09/15/17	482,661
365	AstraZeneca PLC (United Kingdom)	6.45	09/15/37	406,010
495	Bristol-Myers Squibb Co.	6.125	05/01/38	536,778
725	Merck & Co., Inc.	5.00	06/30/19	735,518
3,025	Pfizer Inc.	6.20	03/15/19	3,314,305
405	Pfizer Inc.	7.20	03/15/39	482,526
1,155	Roche Holdings Inc. - 144A (a)	6.00	03/01/19	1,233,823
575	Schering-Plough Corp.	6.00	09/15/17	613,371
				7,804,992
	Property - Casualty Insurers (1.7%)
975	Ace INA Holdings, Inc.	5.60	05/15/15	988,191
270	Ace INA Holdings, Inc.	5.90	06/15/19	271,140
1,680	Berkshire Hathaway Finance Corp.	5.40	05/15/18	1,734,340
290	Chubb Corp. (The)	5.75	05/15/18	301,320
1,235	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	1,055,266
				4,350,257
	Pulp & Paper (0.2%)
460	International Paper Co. (Canada)	9.375	05/15/19	469,655
	Railroads (1.0%)
580	Canadian National Railway Co. (Canada)	5.55	03/01/19	602,079
745	Norfolk Southern Corp.	5.75	01/15/16	772,689
980	Union Pacific Corp.	5.45	01/31/13	1,016,783
				2,391,551

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Regional Banks (0.6%)
$1,450	U.S. Bancorp	4.20%		05/15/14	$1,467,987
	Restaurants (0.5%)
235	Yum! Brands, Inc.	6.25		03/15/18	242,196
1,040	Yum! Brands, Inc.	6.875		11/15/37	1,051,595
					1,293,791
	Savings Banks (0.5%)
1,445	Sovereign Bancorp, Inc.	0.842	(b)	03/23/10	1,333,780
	Services to the Health Industry (0.5%)
1,220	Medco Health Solutions, Inc.	7.125		03/15/18	1,286,838
	Specialty Telecommunications (0.5%)
840	Centurytel Inc.	6.00		04/01/17	759,238
715	Frontier Communications Corp.	7.125		03/15/19	613,113
					1,372,351
	Steel (0.8%)
1,275	ArcelorMittal (Luxembourg)	6.125		06/01/18	1,117,460
815	ArcelorMittal (Luxembourg)	9.85		06/01/19	880,968
					1,998,428
	Telecommunication Equipment (0.3%)
545	Corning Inc.	6.625		05/15/19	557,999
290	Corning Inc.	7.25		08/15/36	282,104
					840,103
	Telecommunications (0.2%)
445	Qwest Corp.	6.50		06/01/17	393,825
	Television (0.3%)
820	CBS Corp.	8.875		05/15/19	800,467
	Tobacco (1.5%)
280	Altria Group, Inc.	9.25		08/06/19	314,944
460	Altria Group, Inc.	9.70		11/10/18	528,201
505	Altria Group, Inc.	10.20		02/06/39	598,262
445	BAT International Finance PLC (United Kingdom) - 144A (a)	9.50		11/15/18	523,869
835	Lorillard Tobacco Co.	8.125		06/23/19	865,502
835	Phillip Morris International Inc.	5.65		05/16/18	876,768
45	Phillip Morris International Inc.	6.375		05/16/38	48,040
					3,755,586

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Trucks/Construction/Farm Machinery (0.6%)
$515	Caterpillar Financial Services Corp. (Series F)	4.90%	08/15/13	$513,531
285	Caterpillar Inc.	7.90	12/15/18	329,264
745	John Deere Capital Corp. (Series MTN)	5.75	09/10/18	761,517
				1,604,312
	Wireless Telecommunications (0.4%)
1,090	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	1,108,786
	Total Corporate Bonds (Cost $237,938,867)			238,411,411
	Collateralized Mortgage Obligations (0.6%)
475	Banc of America Commercial Mortgage Inc. 2007-4 A4	5.744	07/10/17	384,457
850	Bear Stearns Commercial Mortgage Sec. Inc. 2007-T26 A4	5.471	01/12/45	708,211
425	LB-UBS Commercial Mortgage Trust 2006-C A4	5.372	09/15/39	345,687
	Total Collaterized Mortgage Obligations (Cost $1,439,079)			1,438,355
	U.S. Government Obligation (0.5%)
1,094	U.S. Treasury Inflation Index Note (TIPS) (Cost $1,284,301)	3.625	04/15/28	1,334,226
	Foreign Government Obligation (0.3%)
665	Republic of Korea (The) (Korea) (Cost $658,696)	7.125	04/16/19	718,578
	Municipal Bond (0.2%)
	General Obligation
600	State of California (Cost $602,974)	5.95	04/01/16	577,218
	Mortgage-Backed Security (0.0%)
3	Federal Home Loan Mortgage Corp. (Cost $3,027)	6.50	12/01/28	3,133
	Short-Term Investments (1.6%)
	U.S. Government Obligation (c)(d) (1.0%)
2,525	U.S. Treasury Bill (Cost $2,522,462)	0.28	11/12/09	2,522,462

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (0.6%) (e)(f)
	1,430Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $1,430,334)		$1,430,334
	Total Short-Term Investments (Cost $3,952,796)		3,952,796
	Total Investments (Cost $245,879,740) (g)(h)	98.2%	246,435,717
	Other Assets in Excess of Liabilities	0.8	4,469,169
	Net Assets	100.0%	$250,904,886

  MTN  Medium Term Note.

  TIPS  Treasury Inflation-Protected Security.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security, rate shown is the rate in effect at June 30, 2009.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts.

  (d)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (e)  May Include cash designated as collateral in connection with open swap contracts.

  (f)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (g)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (h)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,436,597 and the aggregate gross unrealized depreciation is $6,880,620 resulting in net unrealized appreciation of $555,977.

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
149	Long	U.S. Treasury Notes 2 Year, September 2009	$32,216,595	$(56,530)
207	Long	U.S. Treasury Notes 5 Year, September 2009	23,746,781	(95,574)
96	Short	U.S. Treasury Bonds 20 Year, September 2009	(11,013,000)	(186,037)
390	Short	U.S. Treasury Notes 10 Year, September 2009	(44,740,313)	164,833
Net Unrealized Depreciation				$(173,308)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

ASSET SWAP CONTRACT OPEN AT JUNE 30, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION
Barclays Capital	$830	Floating Rate 2.408#%	Fixed Rate 3.625##%	April 16, 2023	$20,909

  #   Floating rate based on USD-3 Months LIBOR.

  ##   Fixed rate based on interest received from TIPS bond/note held by the Portfolio.

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+++
								(unaudited)
Bank of America, N.A. Carnival Corp.	Buy	$1,185	1.57%	March 20, 2018	$(815)	—	$(815)	BBB+
Bank of America, N.A. Centurytel, Inc.	Buy	905	0.88	September 20, 2017	2,371	—	2,371	BBB-
Goldman Sachs International Dow Jones Index	Sell	8,940	1.55	June 20, 2013	(140,599)	$51,018	(89,581)	NR
Merrill Lynch Capital Services Inc. Dow Jones Index	Sell	9,050	5.00	June 20, 2014	111,423	577,191	688,614	NR
Bank of America, N.A. Tyco Electronics Ltd.	Buy	925	5.00	June 20, 2014	(71,724)	(38,859)	(110,583)	BBB+
Goldman Sachs International Sealed Air Corp.	Buy	505	1.08	March 20, 2018	3,157	—	3,157	BB+
Bank of America, N.A. Toll Brothers, Inc.	Buy	1,695	2.90	March 20, 2013	(81,895)	—	(81,895)	BBB-
Barclays Capital Whirlpool Corp.	Buy	450	1.00	June 20, 2014	7,022	24,264	31,286	BBB-
Net Credit Default Swap Contracts		$23,655			$(171,060)	$613,614	$442,554

  NR  Not Rated.

  +++  Credit rating as issued by Standard & Poors.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

LONG-TERM CREDIT ANALYSIS
AAA	4.7%
AA	15.1
A	40.5
BBB	36.3
BB	3.3
B or BELOW	0.1
	100.0	%++

  ++  Does not include open long/short futures contracts with an underlying face amount of $111,716,689 with net unrealized depreciation of $173,308. Also does not include open swap contracts with net unrealized depreciation of $150,151.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (91.8%)
	Aerospace & Defense (1.9%)
$460	Bombardier Inc. - 144A (a)	6.30%	05/01/14	$404,800
200	L-3 Communications Corp.	5.875	01/15/15	178,500
				583,300
	Alternative Power Generation (0.7%)
225	NRG Energy, Inc.	7.375	01/15/17	212,625
	Aluminum (0.9%)
350	Novelis, Inc. (Canada)	7.25	02/15/15	267,750
	Apparel/Footwear (1.0%)
150	Oxford Industries, Inc. - 144A (a)	11.375	07/15/15	146,063
155	Phillips-Van Heusen Corp.	7.25	02/15/11	153,450
				299,513
	Apparel/Footwear Retail (1.0%)
330	Brown Shoe Co., Inc.	8.75	05/01/12	301,950
	Auto Parts: O.E.M. (0.2%)
100	ArvinMeritor, Inc. (j)	8.75	03/01/12	63,750
	Beverages: Alcoholic (0.5%)
175	Constellation Brands, Inc. (j)	7.25	05/15/17	162,750
	Broadcasting (1.9%)
200	Sirius XM Radio Inc. (j)	9.625	08/01/13	148,500
310	Univision Communications Inc.	7.85	07/15/11	306,900
135	XM Satellite Radio Holdings Inc - 144A (a)	13.00	08/01/13	110,531
				565,931
	Building Products (0.5%)
100	Hanson PLC	7.875	09/27/10	96,527
75	Interface Inc.	9.50	02/01/14	69,375
				165,902
	Cable & Telecommunications (0.4%)
115	Belden Inc. - 144A (a)	9.25	06/15/19	111,981
	Cable/Satellite TV (6.3%)
120	CSC Holdings Inc. - 144A (a)	8.50	06/15/15	118,500
445	CSC Holdings Inc. - 144A (a)	8.625	02/15/19	434,988
35	DIRECTV Holdings/DIRECTV Finance Co.	6.375	06/15/15	32,550
300	DIRECTV Holdings/DIRECTV Finance Co.	7.625	05/15/16	293,250
330	EchoStar DBS Corp.	6.625	10/01/14	305,250
495	Intelsat Corp. - 144A (a)	9.25	06/15/16	476,438
65	Virgin Media Finance PLC (United Kingdom)	8.75	04/15/14	63,700
205	Virgin Media Finance PLC (United Kingdom)	9.125	08/15/16	198,337
				1,923,013

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Casino/Gaming (3.8%)
$4,485	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (b)(c)(f)	13.50%	03/01/10	$0
165	Ameristar Casinos, Inc. - 144A (a)	9.25	06/01/14	169,125
250	Harrah's Operating Co., Inc. - 144A (a)	11.25	06/01/17	237,500
100	Las Vegas Sands Corp. (j)	6.375	02/15/15	74,500
605	MGM MIRAGE Inc. - 144A (a)	13.00	11/15/13	665,500
7,210	Resort At Summerlin LP/Ras Co. (Series B) (b)(c)(f)	13.00	12/15/07	0
				1,146,625
	Chemicals: Agricultural (0.7%)
245	Terra Capital Inc. (Series B)	7.00	02/01/17	225,094
	Chemicals: Major Diversified (0.4%)
130	Westlake Chemical Corp. (j)	6.625	01/15/16	114,400
	Chemicals: Specialty (1.7%)
45	Airgas, Inc - 144A (a)	7.125	10/01/18	42,300
180	Innophos Holdings Inc. - 144A (a)	9.50	04/15/12	158,400
175	Innophos, Inc.	8.875	08/15/14	161,000
150	Koppers Industry Inc.	9.875	10/15/13	148,500
				510,200
	Coal (1.2%)
140	Foundation PA Coal Co.	7.25	08/01/14	137,900
255	Massey Energy Co.	6.875	12/15/13	234,600
				372,500
	Containers/Packaging (3.7%)
260	Berry Plastics Holding Corp. (j)	8.875	09/15/14	220,350
210	Graham Packaging Company Inc. (j)	9.875	10/15/14	196,350
200	Graphic Packaging International Corp. (j)	9.50	08/15/13	192,000
115	Owens-Brockway Glass Container Inc. - 144A (a)	7.375	05/15/16	112,125
150	Owens-Brockway Glass Container Inc.	8.25	05/15/13	151,500
325	Solo Cup Co. (j)	8.50	02/15/14	268,125
				1,140,450
	Data Processing Services (1.1%)
280	SunGard Data Systems Inc. (j)	9.125	08/15/13	266,000
65	SunGard Data Systems Inc. - 144A (a)	10.625	05/15/15	64,025
				330,025
	Department Stores (1.2%)
455	Bon-Ton Department Stores, Inc. (The) (j)	10.25	03/15/14	200,200
200	Macy's Retail Holdings, Inc.	5.90	12/01/16	163,168
				363,368
	Drugstore Chains (0.6%)
270	Rite Aid Corp. (j)	8.625	03/01/15	180,900

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (5.0%)
$270	AES Corp. (The) (j)	7.75%	03/01/14	$257,175
285	Intergen - 144A (a)	9.00	06/30/17	271,463
115	IPALCO Enterprises, Inc.	8.625	11/14/11	116,150
495	Mirant Americas Generation, LLC (j)	8.50	10/01/21	393,525
265	RRI Energy, Inc. (j)	7.875	06/15/17	238,500
160	Texas Competitive Electric Holdings LLC (j)	10.25	11/01/15	100,400
255	Texas Competitive Electric Holdings LLC (j)	10.25	11/01/15	160,012
				1,537,225
	Electrical Products (1.6%)
120	Baldor Electric Co. (j)	8.625	02/15/17	111,600
486	Ormat Funding Corp.	8.25	12/30/20	388,586
				500,186
	Electronic Components (0.4%)
140	Flextronics International Ltd. (Singapore)	6.50	05/15/13	135,450
	Electronic Distributors (1.0%)
295	Anixter International Inc.	10.00	03/15/14	295,000
	Engineering & Construction (1.0%)
200	Edison Mission Energy (j)	7.00	05/15/17	154,500
175	Edison Mission Energy	7.75	06/15/16	143,500
				298,000
	Finance - Commercial (1.3%)
180	First Data Corp.	9.875	09/24/15	128,700
230	First Data Corp. - 144A (a)	11.25	03/31/16	134,550
160	LPL Holdings Inc. - 144A (a)	10.75	12/15/15	141,600
				404,850
	Finance/Rental/Leasing (3.2%)
450	Ford Motor Credit Co. LLC	7.25	10/25/11	389,417
71	General Motors Acceptance Corp. - 144A (a)	6.75	12/01/14	56,445
379	General Motors Acceptance Corp. - 144A (a)	6.875	09/15/11	335,415
190	United Rentals NA, Inc. (j)	6.50	02/15/12	185,250
				966,527
	Food Retail (1.1%)
110	Supervalu Inc. (j)	7.50	05/15/12	109,450
120	Supervalu Inc.	7.50	11/15/14	115,800
120	Supervalu Inc.	8.00	05/01/16	117,000
				342,250
	Food: Major Diversified (0.3%)
110	M-FOODS Holdings Inc. - 144A (a)	9.75	10/01/13	106,425

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food: Meat/Fish/Dairy (1.8%)
$140	JBS USA LLC/JBS USA Finance - 144A (a)	11.625%	05/01/14	$133,000
225	Michael Foods Inc. (Series B)	8.00	11/15/13	220,500
229	Pilgrim's Pride Corp. (b)(c)	7.625	05/01/15	200,375
				553,875
	Forest Products (0.1%)
30	Crown Americas, Inc.	7.625	11/15/13	29,400
	Health Care (0.3%)
80	Fresenius US Finance II - 144A (a)	9.00	07/15/15	83,800
	Home Building (0.1%)
40	Pulte Homes, Inc.	6.375	05/15/33	26,600
	Hospital/Nursing Management (3.4%)
105	Community Health Systems	8.875	07/15/15	103,425
255	HCA, Inc.	5.75	03/15/14	205,275
200	HCA, Inc.	6.25	02/15/13	176,000
70	HCA, Inc.	9.125	11/15/14	69,475
115	HCA, Inc. - 144A (a)	9.875	02/15/17	116,725
210	Sun Healthcare Group Inc.	9.125	04/15/15	208,950
180	Tenet Healthcare Corp.	7.375	02/01/13	162,900
				1,042,750
	Industrial Specialties (1.0%)
295	JohnsonDiversey, Inc.	9.625	05/15/12	294,263
	Information Technology Services (0.9%)
310	VANGENT INC	9.625	02/15/15	258,850
	Integrated Oil (0.3%)
90	Cimarex Energy Co.	7.125	05/01/17	79,650
	Major Telecommunications (0.9%)
315	Sprint Capital Corp.	6.90	05/01/19	262,238
	Medical Specialties (0.2%)
65	Invacare Corp.	9.75	02/15/15	65,975
	Medical/Nursing Services (3.9%)
210	Apria Healthcare Group Inc. - 144A (a)	11.25	11/01/14	203,700
505	Fresenius Medical Care Capital Trust	7.875	06/15/11	516,363
290	Select Medical Corp.	7.625	02/01/15	237,075
310	Select Medical Corp. (j)	7.654	09/15/15	221,650
				1,178,788
	Metal Fabrications (0.4%)
145	Hexcel Corp. (j)	6.75	02/01/15	135,212

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Movies/Entertainment (0.3%)
$95	AMC Entertainment Inc. - 144A (a)	8.75%	06/01/19	$89,775
	Oil - Exploration & Production (2.4%)
235	Atlas Energy Resources LLC - 144A (a)	10.75	02/01/18	222,663
165	Forest Oil Corp.	7.25	06/15/19	148,500
185	Forest Oil Corp. (j)	7.75	05/01/14	178,525
215	Pioneer Natural Resources Co.	6.65	03/15/17	189,276
				738,964
	Oil & Gas Pipelines (1.0%)
115	El Paso Corp.	6.875	06/15/14	107,898
170	El Paso Corp.	7.625	07/15/11	167,421
25	El Paso Corp.	12.00	12/12/13	27,625
				302,944
	Oil & Gas Production (8.0%)
290	Chaparral Energy, Inc.	8.50	12/01/15	181,250
70	Chaparral Energy Inc. (j)	8.875	02/01/17	43,750
150	Chesapeake Energy Corp.	6.375	06/15/15	134,250
130	Chesapeake Energy Corp.	6.50	08/15/17	109,850
120	Chesapeake Energy Corp. (j)	7.50	09/15/13	115,500
305	Hilcorp Energy/Finance - 144A (a)	7.75	11/01/15	259,250
255	Newfield Exploration Co.	6.625	09/01/14	236,194
60	Newfield Exploration Co.	7.125	05/15/18	54,825
365	Opti Canada Inc.	8.25	12/15/14	242,725
235	Petrohawk Energy Corp. - 144A (a)	10.50	08/01/14	241,462
295	Plains Exploration & Production Co.	7.625	06/01/18	266,238
105	Plains Exploration & Production Co.	7.75	06/15/15	98,700
125	Plains Exploration & Production Co. (j)	10.00	03/01/16	129,062
265	Sandridge Energy	8.625	04/01/15	239,163
85	Stone Energy Corp.	8.25	12/15/11	70,125
				2,422,344
	Oil Refining/Marketing (0.6%)
175	Ashland Inc. - 144A (a)	9.125	06/01/17	182,437
	Oilfield Services/Equipment (0.6%)
205	CIE Gener de Geophysique S.A. (France)	7.50	05/15/15	189,112
	Other Consumer Services (1.6%)
270	Expedia, Inc. - 144A (a)	8.50	07/01/16	260,550
260	Ticketmaster Entertainment, Inc. - 144A (a)	10.75	07/28/16	232,700
				493,250
	Other Metals/Minerals (1.2%)
360	Teck Resources Ltd. - 144A (a)	10.25	05/15/16	377,563

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Pharmaceuticals: Major (0.9%)
$260	Warner Chilcott Corp.	8.75%	02/01/15	$260,000
	Pharmaceuticals: Other (0.4%)
110	Axcan Intermediate Holdings	12.75	03/01/16	111,925
	Pulp & Paper (2.5%)
410	Georgia Pacific Corp. - 144A (a)	7.125	01/15/17	383,350
115	Georgia Pacific Corp. - 144A (a)	8.25	05/01/16	112,125
110	Glatfelter P.H. (j)	7.125	05/01/16	101,613
165	Verso Paper Holdings LLC - 144A (a)	11.50	07/01/14	151,800
				748,888
	Real Estate Investment Trusts (0.8%)
255	Host Marriott LP (j)	7.125	11/01/13	240,975
	Recreational Products (0.6%)
185	Scientific Games Corp. (j)	6.25	12/15/12	177,369
	Services to the Health Industry (3.1%)
350	Biomet, Inc. (j)	11.625	10/15/17	344,750
230	HEALTHSOUTH Corp. (j)	10.75	06/15/16	232,300
345	Omnicare Inc.	6.75	12/15/13	312,225
70	Omnicare Inc.	6.875	12/15/15	63,525
				952,800
	Specialty Telecommunications (3.6%)
230	American Tower Corp.	7.125	10/15/12	232,588
450	Citizens Communications Co.	9.00	08/15/31	373,500
40	Qwest Capital Funding, Inc.	7.00	08/03/09	40,100
350	Qwest Capital Funding, Inc. (j)	7.25	02/15/11	341,250
125	Windstream Corp.	8.125	08/01/13	121,562
				1,109,000
	Steel (1.1%)
160	ArcelorMittal (Luxembourg)	9.85	06/01/19	172,951
195	ArcelorMittal (Luxembourg)	6.125	06/01/18	170,905
				343,856
	Telecommunications (1.3%)
125	Hughes Network Systems, LLC/HNS Finance Corp.	9.50	04/15/14	122,500
290	PAETEC Holding Corp. - 144A (a)(j)	8.875	06/30/17	274,050
				396,550
	Utilities (1.3%)
146	Midwest Generation, LLC (Series B)	8.56	01/02/16	143,168
315	NSG Holdings LLC - 144A (a)	7.75	12/15/25	253,575
				396,743

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Wholesale Distributors (0.7%)
$235	RBS Global & Rexnold Corp.	9.50%	08/01/14	$202,100
	Wireless Telecommunications (1.9%)
370	Nextel Communications, Inc.	6.875	10/31/13	308,025
275	Wind Acquisition Finance SA - 144A (a) (Luxembourg)	10.75	12/01/15	276,375
				584,400
	Total Corporate Bonds (Cost $39,507,955)			27,960,336
	Convertible Bonds (1.4%)
	Cable/Satellite TV (1.0%)
295	Charter Communications Inc. - 144A (a)(b)(c)	10.875	09/15/14	306,800
	Oilfield Services/Equipment (0.4%)
140	Key Energy Services, Inc.	8.375	12/01/14	124,250
	Total Convertible Bonds (Cost $360,939)			431,050
	Senior Loans (1.3%)
	Alternative Power Generation (0.4%)
125	Calpine Corp.	4.095	03/29/14	110,691
	Casino/Gaming (0.9%)
325	CCM Merger Corp.	8.50	07/13/12	274,068
	Total Senior Loans (Cost $355,689)			384,759

NUMBER OF SHARES
	Preferred Stock (0.2%)
	Financial Conglomerates
172	General Motors Acceptance Corp. - 144A (a) (Cost $72,132)	73,982
	Common Stocks (0.1%)
	Casino/Gaming (e)(f)(g) (0.0%)
2,000	Fitzgeralds Gaming Corp.	0
	Food: Specialty/Candy (d)(e)(f) (0.0%)
2,375	SFAC New Holdings Inc. (h)	0
436	SFFB Holdings Inc.	0
		0
	Restaurants (d)(e)(f) (0.1%)
3,374	American Restaurant Group Holdings, Inc.	26,992

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Specialty Telecommunications (d)(e)(i)(f) (0.0%)
12,688	Birch Telecom Inc.	$127
	Textiles (d)(e)(f) (0.0%)
298,461	U.S. Leather, Inc.	0
	Wireless Telecommunications (d)(j) (0.0%)
521	USA Mobility, Inc.	6,648
	Total Common Stocks (Cost $41,765,946)	33,767

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (e) (0.0%)
	Casino/Gaming (f) (0.0%)
83,500	Aladdin Gaming Enterprises, Inc. - 144A (a)	03/01/10	0
	Personnel Services (f) (0.0%)
42,250	Comforce Corp. - 144A (a)	12/01/09	0
	Total Warrants (Cost $127,585)		0

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (23.6%)
	Securities Held as Collateral on Loaned Securities (19.7%)
	Repurchase Agreements (4.3%)
$991	Bank of America Securities LLC (0.08% dated 06/30/09, due 07/01/09; proceeds $991,172; fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: Federal National Mortgage Assoc. 6.00% due 06/01/39; valued at $1,010,994)	991,170
320	Citigroup (0.59%, dated 06/30/09, due 07/01/09; proceeds $320,502; fully collateralized by equity units and convertible preferred stock at the date of this Portfolio of Investments as follows: Sports Properties Acquisition Corp.; BPW Acquisition Corp.; Vale Capital Ltd.; valued at $336,522)	320,497
	Total Repurchase Agreements (Cost $1,311,667)	1,311,667

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (k) (15.4%)
4,680	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $4,679,601)	$4,679,601
	Total Securities Held as Collateral on Loaned Securities (Cost $5,991,268)	5,991,268
	Investment Company (k) (3.9%)
1,185	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $1,184,904)	1,184,904
	Total Short-Term Investments (Cost $7,176,172)	7,176,172

Total Investments (Cost $89,366,418) (l)	118.4%	36,060,066
Liabilities in Excess of Other Assets	(18.4)	(5,592,428)
Net Assets	100.0%	$30,467,638

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Issuer in bankruptcy.

  (c)  Non-income producing security; bond in default.

  (d)  Acquired through exchange offer.

  (e)  Non-income producing security.

  (f)  Securities with total market value equal to $27,119 have been valued at their fair value as determined in good faith under procedures established by and under general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (g)  Resale is restricted, acquired (12/22/98) at a cost basis of $9,020.

  (h)  Resale is restricted, acquired (06/10/99) at a cost basis of $24.

  (i)  Resale is restricted, acquired (between 06/18/98 and 08/25/98) at a cost basis of $6,473,685.

  (j)  All or a portion of this security was on loan at June 30, 2009.

  (k)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (l)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,585,531 and the aggregate gross unrealized depreciation is 54,891,883, resulting in net unrealized depreciation of $53,306,352.

LONG-TERM CREDIT ANALYSIS
A	3.8%
BBB	1.1
BB	28.2
B	41.0
CCC	23.5
NR	2.4
100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.9%) Australia (e) (5.2%)
	Electric Utilities
184,121	SP Ausnet	$113,925
	Investment Trusts/Mutual Funds
846	Macquarie Infrastructure Group (Stapled Securities) (b)(d)	971,495
	Other Transportation
603,500	ConnectEast Group (Stapled Securities) (b)	147,488
575,874	Macquarie Airports (Stapled Securities) (b)	1,051,844
572,269	Transurban Group (Stapled Securities) (b)(c)(d)	1,905,828
		3,105,160
	Total Australia	4,190,580
	Austria (e) (0.2%)
	Engineering & Construction
6,413	Strabag SE (Bearer Shares) (c)	142,172
	Belgium (e) (0.4%)
	Major Telecommunications
10,665	Belgacom S.A.	340,952
	Shipping
144	Euronav S.A.	2,683
	Total Belgium	343,635
	Bermuda (e) (0.3%)
	Marine Shipping
100	Ship Finance International Ltd. (c)(f)	1,103
	Other Transportation
86,000	Cosco Pacific Ltd. (g)	96,515
	Shipping
4,250	Frontline Ltd. (c)(h)	105,142
	Total Bermuda	202,760

NUMBER OF SHARES		VALUE
	Brazil (1.9%)
	Other Transportation
96,100	Companhia de Concessoes Rodoviarias (f)	$1,517,885
	Canada (5.8%)
	Electric Utilities
3,300	Canadian Utilities Limited (Class A) (f)	107,669
	Gas Distributors
73,800	TransCanada Corporation (c)(f)	1,987,204
	Natural Gas - Pipelines
6,400	AltaGas Income Trust (d)(f)	88,312
	Oil & Gas Pipelines
68,000	Enbridge Inc. (c)(f)	2,359,524
10,800	Pembina Pipeline Income Fund (d)(f)	137,977
		2,497,501
	Total Canada	4,680,686
	Cayman Islands (e) (0.8%)
	Building Products
611,000	China Shanshui Cement Group (g)	421,550
	Other Transportation
426,000	Hopewell Highway Infrastructure Ltd. (g)	239,100
	Total Cayman Islands	660,650
	Chile (0.0%)
	Electric Utilities
100	Enersis S.A. (ADR) (f)	1,847
	China (e) (5.9%)
	Construction
115,784	China Railway Construction Corporation Ltd. (H Shares) (g)	178,315

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Construction Materials
26,000	Anhui Conch Cement Company Ltd. (H Shares) (g)	$162,225
	Engineering
828,200	China National Materials Company Ltd. (H Shares) (g)	680,707
	Major Telecommunications
2,146,000	China Telecom Corp. Ltd. (H Shares) (g)	1,061,065
	Manufacturers
116,000	Dongfang Electric Corporation Limited (H Shares) (g)	412,556
	Other Transportation
164,000	Beijing Capital International Airport Co., Ltd. (H Shares) (g)	114,601
276,000	Jiangsu Expressway Co., Ltd. (H Shares) (g)	202,211
1,884,000	Zhejiang Expressway Co., Ltd. (H Shares) (g)	1,488,176
		1,804,988
	Specialty Telecommunications
696,000	China Communications Services Corporation Limited (H Shares) (g)	429,311
	Total China	4,729,167
	Czech Republic (e) (0.3%)
	Electric Utilities
5,339	CEZ AS	240,588
	France (e) (5.8%)
	Electric Utilities
31,742	Electricite de France (EDF)	1,547,876
	Engineering & Construction
3,660	Vinci S.A.	164,263
	Environmental Services
22,091	Suez Environnement SA	387,398

NUMBER OF SHARES		VALUE
	Gas Distributors
31,885	GDF Suez	$1,191,159
	Other Transportation
11,600	Aeroports de Paris (ADP) (c)	851,276
	Railroads
16,000	Groupe Eurotunnel SA (Registered Shares) (c)	90,896
	Transportation
6,352	Societe des Autoroutes Paris-Rhin-Rhone	432,598
	Total France	4,665,466
	Germany (e) (8.0%)
	Construction
3,900	Bauer AG	139,579
	Electric Utilities
60,479	E.ON AG	2,146,678
40,720	RWE AG	3,214,641
		5,361,319
	Other Transportation
10,375	Fraport AG (c)	444,792
11,371	Hamburger Hafen und Logistik AG	439,003
		883,795
	Total Germany	6,384,693
	Greece (e) (0.1%)
	Construction Materials
3,200	Titan Cement Company S.A.	84,270
	Hong Kong (e) (1.6%)
	Electric Utilities
2,000	China Resources Power Holdings Co., Ltd.	4,427
27,500	CLP Holdings Ltd.	182,422
		186,849
	Other Transportation
390,000	China Merchants Holdings International Co., Ltd.	1,121,281
	Total Hong Kong	1,308,130

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Italy (e) (9.3%)
	Construction
199,643	Impregilo S.p.A.	$696,393
	Electric Utilities
287,441	Enel S.p.A. (c)	1,400,326
65,485	Terna Rete Elettrica Nationale S.p.A. (c)	218,409
		1,618,735
	Engineering & Construction
95,500	Ansaldo STS S.p.A.	1,761,437
	Investment Managers
15,700	Societa Iniziative Autostradali e Servizi S.p.A.	109,603
	Oil & Gas Pipelines
36,778	Snam Rete Gas S.p.A.	161,787
	Other Transportation
142,019	Atlantia S.p.A.	2,874,214
	Specialty Telecommunications
6,387	Fastweb (a)	149,439
	Utilities
7,936	ACEA S.p.A.	96,971
	Total Italy	7,468,579
	Japan (e) (10.0%)
	Construction
19,000	TOSHIBA PLANT SYSTEMS & SERVICES CORPORATION	215,080
	Electric Utilities
13,100	Electric Power Development Co., Ltd. (c)	371,242
11,600	Hokkaido Electric Power Co., Inc.	217,204
4,900	Kansai Electric Power Co., Inc. (The) (c)	108,134
9,000	Kyushu Electric Power Co., Inc.	193,703

NUMBER OF SHARES		VALUE
12,000	Tohoku Electric Power Co., Inc.	$250,813
15,600	Tokyo Electric Power Co., Inc. (The) (c)	400,983
		1,542,079
	Engineering & Construction
125,000	Chiyoda Corp. (c)	1,005,960
	Major Telecommunications
31,699	Nippon Telegraph & Telephone Corporation	1,289,766
	Marine Shipping
308,000	Kamigumi Co., Ltd.	2,592,732
	Miscellaneous Manufacturing
6,300	Kurita Water Industries Ltd.	202,958
	Other Transportation
16,400	Japan Airport Terminal Co., Ltd. (c)	198,438
52,000	Mitsubishi Logistics Corporation	573,164
		771,602
	Warehouse
39,000	Sumitomo Warehouse Co., Ltd. (The)	175,642
	Wireless Telecommunications
19	KDDI Corporation	100,733
79	NTT DoCoMo, Inc.	115,382
		216,115
	Total Japan	8,011,934
	Malaysia (e) (0.6%)
	Electric Utilities
229,400	Tenaga Nasional Berhad	497,577
	Marshall Island (0.1%)
	Marine Shipping
2,300	Teekay Corporation (c)(f)	48,369

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Mexico (1.1%)
	Other Transportation
8,900	Grupo Aeroportuario del Pacifico SAB de CV (ADR) (B Shares) (f)	$228,374
167,100	Grupo Aeroportuario del Pacifico SAB de CV (B Shares) (f)	426,625
4,900	Grupo Aeroportuario del Sureste SAB de C.V. (ADR) (B Shares) (c)(f)	191,100
	Total Mexico	846,099
	Netherlands (e) (3.9%)
	Marine Shipping
23,300	Smit Internationale NV	1,381,015
	Other Transportation
34,264	Koninklijke Vopak NV (c)	1,713,887
	Total Netherlands	3,094,902
	New Zealand (e) (0.3%)
	Investment Trusts/Mutual Funds
110,449	Infratil Ltd.	123,694
	Other Transportation
95,071	Auckland International Airport Limited	98,611
	Total New Zealand	222,305
	Portugal (e) (1.6%)
	Electric Utilities
171,817	Energias de Portugal, S.A.	674,153
	Other Transportation
81,708	Brisa Auto-Estradas de Portugal S.A.	588,168
	Total Portugal	1,262,321
	Singapore (e) (0.3%)
	Major Telecommunications
113,000	Starhub Ltd.	166,742

NUMBER OF SHARES		VALUE
	Miscellaneous Commercial Services
58,000	SIA Engineering Co.	$111,664
	Total Singapore	278,406
	South Africa (e) (1.1%)
	Major Telecommunications
175,823	Telkom South Africa Limited	869,662
	South Korea (e) (0.7%)
	Major Telecommunications
5,000	KT Corp.	144,087
	Telecommunication Equipment
69,610	LG Telecom Ltd.	437,891
	Total South Korea	581,978
	Spain (e) (6.8%)
	Electric Utilities
201,211	Iberdrola S.A. (c)	1,636,398
31,595	Iberdrola Renovables SA	144,597
		1,780,995
	Engineering & Construction
77,253	Cintra Concesiones de Infraestructuras de Transporte S.A.	480,439
5,331	Grupo Ferrovial, S.A.	171,557
		651,996
	Other Transportation
161,937	Abertis Infraestructuras S.A.	3,050,163
	Total Spain	5,483,154
	Switzerland (e) (0.7%)
	Major Telecommunications
1,917	Swisscom AG (Registered Shares)	588,808
	Turkey (e) (0.3%)
	Gas Distributors
91,430	Aygaz A.S.	213,872

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (e) (4.0%)
	Electric Utilities
51,248	National Grid PLC	$462,208
10,276	Scottish & Southern Energy PLC	192,927
		655,135
	Engineering & Construction
40,765	Carillion PLC	169,590
	Gas Distributors
458,802	Centrica PLC	1,685,959
	Marine Shipping
12,938	Forth Ports PLC	202,472
	Miscellaneous Commercial Services
285,000	BBA Aviation PLC	535,594
	Total United Kingdom	3,248,750
	United States (21.8%)
	Alternative Power Generation
14,500	Ormat Technologies Inc. (c)(f)	584,495
	Electric Utilities
146,500	AES Corp. (The) (a)(f)	1,700,865
2,900	American Electric Power Co., Inc. (f)	83,781
17,500	CMS Energy Corp. (f)	211,400
24,200	Constellation Energy Group Inc. (f)	643,236
4,000	Dominion Resources, Inc. (c)(f)	133,680
10,000	DTE Energy Co. (f)	320,000
8,532	Duke Energy Corp. (f)	124,482
1,300	Entergy Corp. (f)	100,776
12,300	Exelon Corp. (f)	629,883
2,300	FirstEnergy Corp. (f)	89,125
5,600	FPL Group, Inc. (c)(f)	318,416
4,600	ITC Holdings Corp. (f)	208,656
35,200	NRG Energy, Inc. (a)(f)	913,792
2,400	PG&E Corp. (f)	92,256
27,100	Public Service Enterprise Group Inc. (f)	884,273

NUMBER OF SHARES		VALUE
6,500	SCANA Corp. (f)	$211,055
8,800	Southern Company (f)	274,208
		6,939,884
	Energy
102,116	Spectra Energy Corp. (f)	1,727,803
196,100	Williams Companies, Inc. (The) (f)	3,061,121
		4,788,924
	Engineering & Construction
24,300	Dycom Industries, Inc. (a)(f)	269,001
80,300	KBR Inc. (f)	1,480,732
11,700	McDermott International, Inc. (Panama) (a)(f)	237,627
		1,987,360
	Gas Distributors
5,800	Southern Union Company (f)	106,662
28,000	UGI Corporation (f)	713,720
		820,382
	Major Telecommunications
26,700	Sprint Nextel Corporation (a)(f)	128,427
	Marine Shipping
100	General Maritime Corporation (f)	989
	Oil & Gas Pipelines
101,500	El Paso Corporation (f)	936,845
	Oil & Gas Production
13,500	Energen Corporation (f)	538,650
	Shipping
1,800	Nordic American Tanker Shipping Limited (c)(f)	57,276
	Transportation
100	Tsakos Energy Navigation Ltd. (c)(f)	1,614
	Water Utilities
12,300	Aqua America Inc. (f)	220,170

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunications
9,000	Leap Wireless International, Inc. (a)(c)(f)	$296,370
5,500	SBA Communications Corporation (a)(f)	134,970
100	United States Cellular Corporation (a)(f)	3,845
		435,185
	Total United States	17,440,201
	Total Common Stocks (Cost $73,972,731)	79,309,446
	Preferred Stocks (1.2%)
	Brazil
	Electric Utilities
125	Companhia Energetica de Minas Gerais (ADR) (f)	1,680
10,730	Companhia Paranaense de Energia - Copel (B Shares) (f)	150,587
15,000	Eletropaulo Meetropolitana S.A. (B Shares) (f)	263,256
		415,523
	Energy
55,000	Companhia Engergetica de Sao Paulo (f)	545,088
	Total Preferred Stocks (Cost $880,210)	960,611
NUMBER OF RIGHTS
	Rights (0.0%) Hong Kong (e)
	Electric Utilities
200	China Resources Power Holdings Co., Ltd. (Cost $0)	85

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (15.5%) Securities Held as Collateral on Loaned Securities
	Repurchase Agreements (3.4%)
$2,034	Bank of America Securities LLC (0.08% dated 06/30/09, due 07/01/09; proceeds $2,033,769) fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Fannie Mae 6.00% due 04/01/39; valued at $2,074,440	$2,033,765
658	Citigroup (0.59% dated 06/30/09, due 07/01/09; proceeds $657,634) fully collateralized by units (each unit represents one share and one warrant) and convertible preferred bond at the date of this Portfolio of Investments as follows: Sports Properties Acquisition Corp., BPW Acquisition Corp., and Vale Capital Limited 5.50%, due 06/15/10, Series RIO; valued at $690,504	657,623
	Total Repurchase Agreements (Cost $2,691,388)	2,691,388

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (i) (12.0%)
8,974	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $8,974,453)	$8,974,453
	Total Securities Held as Collateral on Loaned Securities (Cost $11,665,841)	11,665,841
	Investment Company (i) (0.1%)
96	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $95,598)	95,598
	Total Short Term Investments (Cost $11,761,439)	11,761,439
Total Investments (Cost $86,614,380) (j)(k)	114.8%	92,031,581
Liabilities in Excess of Other Assets	(14.8)	(11,846,123)
Net Assets	100.0%	$80,185,458

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  All or a portion of this security was on loan at June 30, 2009.

  (d)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (e)  Securities with total market value equal to $54,773,341 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (f)  Security noted was not fair valued in accordance with (e) above.

  (g)  Security trades on the Hong Kong exchange.

  (h)  Security trades on the Norwegian exchange.

  (i)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (j)  Securities have been designated as collateral in connection with open forward foreign currency and futures contracts.

  (k)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,271,269 and the aggregate gross unrealized depreciation is $1,854,068, resulting in net unrealized apprecation of $5,417,201.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$1,239,557	AUD	1,511,987	07/16/09	$(22,714)
	$600,253	AUD	751,566	07/16/09	4,605
BRL	3,853,086		$1,963,756	07/16/09	3,469
	$1,451,000	CAD	1,640,776	07/16/09	(40,265)
CHF	153,630		$141,642	07/16/09	224
CZK	15,818,815		$820,714	07/16/09	(33,850)
EUR	451,927		$627,599	07/16/09	(6,413)
	$851,238	GBP	517,873	07/16/09	759
HKD	1,204,201		$155,412	07/16/09	11
JPY	160,884,277		$1,664,435	07/16/09	(5,926)
KRW	1,300,040,000		$1,029,164	07/16/09	7,663
MXN	9,497,241		$708,511	07/16/09	(10,941)
MYR	3,711,555		$1,048,817	07/16/09	(6,458)
	$288,240	NOK	1,850,544	07/16/09	(574)
NZD	93,383		$59,294	07/16/09	(902)
SGD	115,290		$79,055	07/16/09	(529)
TRY	514,398		$330,590	07/16/09	(1,887)
ZAR	6,243,475		$780,825	07/16/09	(26,030)
Net Unrealized Depreciation					$(139,758)

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

GBP  British Pound.

CAD  Canadian Dollar.

CZK  Czech Koruna.

EUR  Euro.

HKD  Hong Kong Dollar.

JPY  Japanese Yen.

MYR  Malaysian Ringgit.

MXN  Mexican New Peso.

TRY  New Turkish Lira.

NZD  New Zealand Dollar.

NOK  Norwegian Krone.

ZAR  South African Rand.

KRW  South Korean Won.

CHF  Swiss Franc.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$21,684,239	27.0%
Other Transportation	19,562,744	24.4
Gas Distributors	5,898,576	7.3
Engineering & Construction	5,882,778	7.3
Energy	5,334,012	6.6
Major Telecommunications	4,589,509	5.7
Marine Shipping	4,226,680	5.3
Oil & Gas Pipelines	3,596,133	4.5
Construction	1,229,367	1.5
Investment Trusts/Mutual Funds	1,095,189	1.4
Engineering	680,707	0.8
Wireless Telecommunications	651,300	0.8
Miscellaneous Commercial Services	647,258	0.8
Alternative Power Generation	584,495	0.7
Specialty Telecommunications	578,750	0.7
Oil & Gas Production	538,650	0.7
Telecommunication Equipment	437,891	0.5

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Transportation	$434,212		0.5%
Building Products	421,550		0.5
Manufacturers	412,556		0.5
Environmental Services	387,398		0.5
Construction Materials	246,495		0.3
Water Utilities	220,170		0.3
Miscellaneous Manufacturing	202,958		0.3
Warehouse	175,642		0.2
Shipping	165,101		0.2
Investment Managers	109,603		0.1
Utilities	96,971		0.1
Investment Company	95,598		0.1
Railroads	90,896		0.1
Natural Gas - Pipelines	88,312		0.1
	$80,365,740	^	100.0%

^  Does not include open forward foreign currency contracts with net unrealized depreciation of $139,758. Also does not reflect the value of securities held as collateral on loaned sercurities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (59.3%)
	Aerospace & Defense (0.8%)
2,400	General Dynamics Corp.	$132,936
2,080	Raytheon Co.	92,414
		225,350
	Apparel/Footwear Retail (0.4%)
7,100	Gap, Inc. (The)	116,440
	Auto Parts: O.E.M. (0.4%)
4,300	Autoliv, Inc.	123,711
	Beverages: Non-Alcoholic (0.5%)
2,890	Coca-Cola Co. (The)	138,691
	Cable/Satellite TV (1.7%)
22,840	Comcast Corp. (Class A)	330,952
5,177	Time Warner Cable	163,956
		494,908
	Chemicals: Major Diversified (0.9%)
4,830	Bayer AG (ADR) (Germany)	258,888
	Computer Communications (1.0%)
16,300	Cisco Systems, Inc. (a)	303,832
	Computer Peripherals (0.2%)
4,660	EMC Corp. (a)	61,046
	Computer Processing Hardware (1.2%)
8,721	Hewlett-Packard Co.	337,067
	Department Stores (0.5%)
12,980	MACY'S Inc.	152,645
	Discount Stores (0.2%)
1,390	Wal-Mart Stores, Inc.	67,332
	Drugstore Chains (0.6%)
6,300	Walgreen Co.	185,220
	Electric Utilities (2.7%)
14,357	American Electric Power Co., Inc.	414,774
2,363	Entergy Corp.	183,180
5,170	FirstEnergy Corp.	200,337
		798,291
	Electronic Equipment/Instruments (0.7%)
10,300	Agilent Technologies, Inc. (a)	209,193

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electronic Production Equipment (1.0%)
7,500	ASML Holding N.V. (NY Registered Shares) (Netherlands)	$162,375
5,337	Lam Research Corp. (a)	138,762
		301,137
	Electronics/Appliances (0.9%)
10,530	Sony Corp. (ADR) (Japan)	272,306
	Financial Conglomerates (3.3%)
26,811	JPMorgan Chase & Co.	914,523
12,665	Mizuho Financial Group, Inc. (ADR) (Japan)	58,386
		972,909
	Food: Major Diversified (1.3%)
16,060	Unilever N.V. (NY Registered Shares) (Netherlands)	388,331
	Food: Specialty/Candy (1.6%)
13,140	Cadbury PLC (ADR) (United Kingdom)	452,016
	Home Improvement Chains (1.4%)
17,230	Home Depot, Inc. (The)	407,145
	Household/Personal Care (0.7%)
6,340	Estee Lauder Companies, Inc. (The) (Class A)	207,128
	Industrial Conglomerates (3.0%)
15,800	General Electric Co.	185,176
8,505	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	177,754
3,770	Siemens AG (ADR) (Germany)	260,846
9,540	Tyco International Ltd. (Luxembourg)	247,849
		871,625
	Insurance Brokers/Services (2.2%)
32,027	Marsh & McLennan Companies, Inc.	644,703
	Integrated Oil (4.1%)
4,780	BP PLC (ADR) (United Kingdom)	227,910
2,508	ConocoPhillips	105,486
4,660	Exxon Mobil Corp.	325,781
3,097	Hess Corp.	166,464
7,630	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	382,950
		1,208,591
	Investment Banks/Brokers (0.9%)
15,333	Charles Schwab Corp. (The)	268,941
	Investment Managers (0.2%)
900	State Street Corp.	42,480

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Major Banks (2.5%)
15,500	Bank of America Corp.	$204,600
4,300	BB&T Corp.	94,514
1,800	Comerica, Inc.	38,070
10,524	KeyCorp	55,146
5,799	Mitsubishi UFJ Financial Group, Inc. (ADR) (Japan) (Note 4)	35,606
6,204	PNC Financial Services Group	240,777
1,600	Sumitomo Mitsui Financial Group, Inc. (Japan) (c)	64,701
		733,414
	Major Telecommunications (1.7%)
15,139	Verizon Communications, Inc.	465,221
	Media Conglomerates (3.2%)
18,936	Time Warner Inc.	476,998
20,143	Viacom Inc. (Class B) (a)	457,246
		934,244
	Medical Distributors (0.5%)
4,450	Cardinal Health, Inc.	135,947
	Medical Specialties (1.6%)
20,540	Boston Scientific Corp. (a)	208,276
400	Covidien Ltd. (Bermuda)	14,976
6,550	Covidien Ltd. (Bermuda)	245,232
		468,484
	Miscellaneous Manufacturing (0.5%)
4,606	Dover Corp.	152,413
	Motor Vehicles (0.3%)
5,625	Harley-Davidson, Inc.	91,181
	Oil & Gas Production (3.5%)
8,000	Anadarko Petroleum Corp.	363,120
3,460	Devon Energy Corp.	188,570
7,260	Occidental Petroleum Corp.	477,781
		1,029,471
	Oilfield Services/Equipment (1.0%)
4,740	Schlumberger Ltd. (Netherlands Antilles)	256,481
700	Smith International, Inc.	18,025
		274,506
	Other Consumer Services (1.5%)
25,330	eBay Inc. (a)	433,903
	Packaged Software (0.2%)
3,296	Symantec Corp. (a)	51,286

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Personnel Services (0.8%)
2,940	Manpower, Inc.	$124,480
5,000	Robert Half International, Inc.	118,100
		242,580
	Pharmaceuticals: Major (4.1%)
4,560	Abbott Laboratories	214,502
16,530	Bristol-Myers Squibb Co.	335,724
6,200	Pfizer, Inc.	93,000
9,000	Roche Holdings Ltd. (ADR) (Switzerland)	306,630
9,280	Schering-Plough Corp.	233,114
		1,182,970
	Precious Metals (1.5%)
3,600	Freeport-McMoRan Copper & Gold, Inc.	180,396
6,050	Newmont Mining Corp.	247,263
		427,659
	Property - Casualty Insurers (2.3%)
6,824	Chubb Corp. (The)	272,141
8,145	St. Paul Travelers Companies, Inc. (The)	334,271
1,500	Transatlantic Holdings, Inc.	64,995
		671,407
	Regional Banks (0.1%)
3,149	First Horizon National Corp.	37,787
	Restaurants (0.6%)
11,750	Starbucks Corp. (a)	163,207
	Semiconductors (0.7%)
12,989	Intel Corp.	214,968
	Tobacco (0.3%)
2,200	Philip Morris International Inc.	95,964
	Total Common Stocks (Cost $19,811,225)	17,316,538

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Convertible Bonds (20.9%)
	Beverages: Alcoholic (4.4%)
$1,200	Molson Coors Brewing Co.	2.50%	07/30/13	1,287,000
	Electric Utilities (1.5%)
173	PG&E Corp.	9.50	06/30/10	447,421

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Hotels/Resorts/Cruiselines (3.6%)
$1,600	Carnival Corp.	0.50%	04/29/33	$1,052,000
	Precious Metals (3.8%)
1,000	Newmont Mining Corp.	1.25	07/15/14	1,088,750
	Semiconductors (4.2%)
1,450	Intel Corp. - 144A (b)	2.95	12/15/35	1,225,250
	Wholesale Distributors (3.4%)
1,200	WESCO International Inc.	1.75	11/15/26	1,000,500
	Total Convertible Bonds (Cost $6,289,550)			6,100,921
	Corporate Bonds (11.1%)
	Hotels/Resorts/Cruiselines (6.3%)
2,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	1,841,122
	Industrial Specialties (4.8%)
1,500	Buckeye Technologies Inc.	8.50	10/01/13	1,402,500
	Total Corporate Bonds (Cost $3,588,280)			3,243,622

NUMBER OF SHARES
	Convertible Preferred Stocks (3.9%)
	Pharmaceuticals: Major (3.1%)
4,000	Schering-Plough Corp. $15.00	906,800
	Real Estate Investment Trusts (0.8%)
9,000	Equity Residential Properties Trust (Series E) $7.00	225,810
	Total Convertible Preferred Stocks (Cost $1,293,408)	1,132,610
NUMBER OF SHARES (000)
	Short-Term Investment (d) (4.4%)
	Investment Company
1,275	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $1,274,606)	1,274,606

Total Investments (Cost $32,257,069) (e)	99.6%	29,068,297
Other Assets in Excess of Liabilities	0.4	107,769
Net Assets	100.0%	$29,176,066

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  A security with a market value equal to $64,701 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be Level 2 measurements if observable inputs are available. See Note 7

  (d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $898,045 and the aggregate gross unrealized depreciation is $4,086,817, resulting in net unrealized depreciation of $3,188,772.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Hotels/Resorts/ Cruiselines	$2,893,122	10.0%
Pharmaceuticals: Major	2,089,770	7.2
Precious Metals	1,516,409	5.2
Semiconductors	1,440,218	5.0
Industrial Specialties	1,402,500	4.8
Beverages: Alcoholic	1,287,000	4.4
Investment Company	1,274,606	4.4
Electric Utilities	1,245,712	4.3
Integrated Oil	1,208,591	4.2
Oil & Gas Production	1,029,471	3.6
Wholesale Distributors	1,000,500	3.5
Financial Conglomerates	972,909	3.4
Media Conglomerates	934,244	3.2
Industrial Conglomerates	871,625	3.0
Major Banks	733,414	2.5
Property - Casualty Insurers	671,407	2.3
Insurance Brokers/ Services	644,703	2.2
Cable/Satellite TV	494,908	1.7
Medical Specialties	468,484	1.6
Major Telecommunications	465,221	1.6
Food: Specialty/Candy	452,016	1.6
Other Consumer Services	433,903	1.5
Home Improvement Chains	407,145	1.4
Food: Major Diversified	388,331	1.3
Computer Processing Hardware	337,067	1.2
Computer Communications	303,832	1.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electronic Production Equipment	$301,137	1.0%
Oilfield Services/ Equipment	274,506	0.9
Electronics/Appliances	272,306	0.9
Investment Banks/ Brokers	268,941	0.9
Chemicals: Major Diversified	258,888	0.9
Personnel Services	242,580	0.8
Real Estate Investment Trusts	225,810	0.8
Aerospace & Defense	225,350	0.8
Electronic Equipment/ Instruments	209,193	0.7
Household/Personal Care	207,128	0.7
Drugstore Chains	185,220	0.6
Restaurants	163,207	0.6
Department Stores	152,645	0.5
Miscellaneous Manufacturing	152,413	0.5
Beverages: Non-Alcoholic	138,691	0.5
Medical Distributors	135,947	0.5
Auto Parts: O.E.M.	123,711	0.4
Apparel/Footwear Retail	116,440	0.4
Tobacco	95,964	0.3
Motor Vehicles	91,181	0.3
Discount Stores	67,332	0.2
Computer Peripherals	61,046	0.2
Packaged Software	51,286	0.2
Investment Managers	42,480	0.1
Regional Banks	37,787	0.1
	$29,068,297	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.7%)
	Aerospace & Defense (3.7%)
40,200	Boeing Co.	$1,708,500
25,610	L-3 Communications Holdings, Inc.	1,776,822
51,926	Northrop Grumman Corp.	2,371,980
60,100	Raytheon Co.	2,670,243
		8,527,545
	Agricultural Commodities/ Milling (2.1%)
77,910	Bunge Ltd. (Bermuda)	4,694,077
	Apparel/Footwear (2.1%)
50,440	Nike, Inc. (Class B)	2,611,783
39,449	V.F. Corp.	2,183,502
		4,795,285
	Apparel/Footwear Retail (1.6%)
225,430	Gap, Inc. (The)	3,697,052
	Biotechnology (1.3%)
55,000	Amgen Inc. (a)	2,911,700
	Chemicals: Agricultural (1.3%)
41,038	Monsanto Co.	3,050,765
	Computer Processing Hardware (3.5%)
30,580	Apple Inc. (a)	4,355,509
96,220	Hewlett-Packard Co.	3,718,903
		8,074,412
	Contract Drilling (2.0%)
61,070	Transcocean, Ltd. (Switzerland) (a)	4,536,890
	Drugstore Chains (2.0%)
144,487	CVS/Caremark Corp.	4,604,801
	Electric Utilities (4.0%)
47,833	Exelon Corp.	2,449,528
37,240	FirstEnergy Corp.	1,443,050
158,970	Public Service Enterprise Group Inc.	5,187,191
		9,079,769

NUMBER OF SHARES		VALUE
	Engineering & Construction (2.8%)
78,890	Fluor Corp.	$4,046,268
57,640	Jacobs Engineering Group, Inc. (a)	2,426,068
		6,472,336
	Financial Conglomerates (1.9%)
129,532	JPMorgan Chase & Co.	4,418,336
	Hotels/Resorts/ Cruiselines (0.9%)
152,590	Royal Caribbean Cruises Ltd. (Liberia)	2,066,069
	Household/ Personal Care (1.5%)
66,574	Procter & Gamble Co. (The)	3,401,931
	Industrial Conglomerates (4.1%)
400,527	General Electric Co.	4,694,176
89,019	United Technologies Corp.	4,625,427
		9,319,603
	Industrial Machinery (0.8%)
39,740	Eaton Corp.	1,772,801
	Information Technology Services (3.1%)
55,920	Computer Sciences Corp. (a)	2,477,256
45,000	International Business Machines Corp.	4,698,900
		7,176,156
	Integrated Oil (7.4%)
32,990	BP PLC (ADR) (United Kingdom)	1,572,963
65,150	Chevron Corp.	4,316,187
52,530	ConocoPhillips	2,209,412
80,243	Exxon Mobil Corp.	5,609,788
102,620	Marathon Oil Corp.	3,091,941
		16,800,291
	Internet Retail (1.4%)
144,160	GameStop Corp (Class A) (a)	3,172,962

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Internet Software/ Services (1.6%)
8,891	Google Inc. (Class A) (a)	$3,748,357
	Investment Banks/ Brokers (1.5%)
22,778	Goldman Sachs Group, Inc. (The)	3,358,388
	Life/Health Insurance (2.5%)
94,990	Aflac, Inc.	2,953,239
87,655	MetLife, Inc. (Note 4)	2,630,527
		5,583,766
	Major Banks (2.9%)
385,070	Bank of America Corp.	5,082,924
66,950	Wells Fargo & Co.	1,624,207
		6,707,131
	Major Telecommunications (1.8%)
167,600	AT&T Inc.	4,163,184
	Managed Health Care (3.8%)
171,520	UnitedHealth Group Inc.	4,284,570
85,140	WellPoint Inc. (a)	4,332,775
		8,617,345
	Media Conglomerates (1.9%)
183,630	Disney (Walt) Co. (The)	4,284,088
	Office Equipment/ Supplies (0.9%)
98,156	Pitney Bowes, Inc.	2,152,561
	Oil & Gas Production (0.0%)
1	XTO Energy Inc.	38
	Oil Refining/Marketing (1.6%)
209,480	Valero Energy Corp.	3,538,117
	Oilfield Services/ Equipment (1.2%)
135,800	Halliburton Co.	2,811,060
	Packaged Software (5.3%)
318,527	Microsoft Corp.	7,571,387
210,940	Oracle Corp.	4,518,335
		12,089,722

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Generic Drugs (2.1%)
142,720	Watson Pharmaceuticals, Inc. (a)	$4,808,237
	Pharmaceuticals: Major (8.1%)
39,435	Johnson & Johnson	2,239,908
192,080	Merck & Co., Inc.	5,370,557
381,374	Pfizer, Inc.	5,720,610
114,572	Wyeth	5,200,423
		18,531,498
	Property - Casualty Insurers (3.5%)
50,000	ACE Ltd. (Switzerland)	2,211,500
144,320	Allstate Corp. (The) (Note 4)	3,521,408
56,880	Travelers Companies, Inc. (The)	2,334,355
		8,067,263
	Pulp & Paper (1.0%)
150,190	International Paper Co.	2,272,375
	Railroads (1.8%)
117,640	CSX Corp.	4,073,873
	Restaurants (2.7%)
105,140	McDonald's Corp.	6,044,499
	Specialty Telecommunications (0.0%)
1,048	FairPoint Communications, Inc.	629
	Steel (1.1%)
72,640	United States Steel Corp.	2,596,154
	Tobacco (4.7%)
177,968	Altria Group, Inc.	2,916,895
177,968	Philip Morris International Inc.	7,762,964
		10,679,859
	Trucks/Construction/ Farm Machinery (1.2%)
81,750	Caterpillar Inc.	2,701,020
	Total Common Stocks (Cost $269,720,807)	225,401,945

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (b) (1.3%) Investment Company
2,878	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $2,877,525)	$2,877,525
Total Investments (Cost $272,598,332) (c)	100.0%	228,279,470
Other Assets in Excess of Liabilities	0.0	99,996
Net Assets	100.0%	$228,379,466

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  See Note 4 to the financial statements regarding investments in Morgan Stanley Liquidity Funds - Money Market Portfolio - Institutional Class.

  (c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,833,051 and the aggregate gross unrealized depreciation is $58,151,913, resulting in net unrealized depreciation of $44,318,862.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals: Major	$18,531,498	8.1%
Integrated Oil	16,800,291	7.4
Packaged Software	12,089,722	5.3
Tobacco	10,679,859	4.7
Industrial Conglomerates	9,319,603	4.1
Electric Utilities	9,079,769	4.0
Managed Health Care	8,617,345	3.8
Aerospace & Defense	8,527,545	3.7
Computer Processing Hardware	8,074,412	3.5
Property - Casualty Insurers	8,067,263	3.5
Information Technology Services	7,176,156	3.1
Major Banks	6,707,131	2.9
Engineering & Construction	6,472,336	2.8
Restaurants	6,044,499	2.7
Life/Health Insurance	5,583,766	2.5
Pharmaceuticals: Generic Drugs	4,808,237	2.1
Apparel/Footwear	4,795,285	2.1
Agricultural Commodities/ Milling	4,694,077	2.1
Drugstore Chains	4,604,801	2.0
Contract Drilling	4,536,890	2.0
Financial Conglomerates	4,418,336	1.9
Media Conglomerates	4,284,088	1.9

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Telecommunications	$4,163,184	1.8%
Railroads	4,073,873	1.8
Internet Software/ Services	3,748,357	1.6
Apparel/Footwear Retail	3,697,052	1.6
Oil Refining/Marketing	3,538,117	1.6
Household/Personal Care	3,401,931	1.5
Investment Banks/ Brokers	3,358,388	1.5
Internet Retail	3,172,962	1.4
Chemicals: Agricultural	3,050,765	1.3
Biotechnology	2,911,700	1.3
Investment Company	2,877,525	1.3
Oilfield Services/ Equipment	2,811,060	1.2
Trucks/Construction/ Farm Machinery	2,701,020	1.2
Steel	2,596,154	1.1
Pulp & Paper	2,272,375	1.0
Office Equipment/ Supplies	2,152,561	0.9
Hotels/Resorts/ Cruiselines	2,066,069	0.9
Industrial Machinery	1,772,801	0.8
Specialty Telecommunications	629	0.0
Oil & Gas Production	38	0.0
	$228,279,470	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.8%)
	Austria (b) (0.8%)
	Major Telecommunications
42,960	Telekom Austria AG	$672,173
	Bermuda (1.5%)
	Insurance Brokers/Services
47,355	Willis Group Holdings Ltd. (c)	1,218,444
	Finland (b) (1.8%)
	Steel
33,552	Rautaruukki Oyj	671,006
	Telecommunication Equipment
25,103	Nokia Oyj	366,347
	Trucks/Construction/ Farm Machinery
18,922	KCI Konecranes Oyj	446,037
	Total Finland	1,483,390
	France (b) (9.4%)
	Gas Distributors
30,377	GDF Suez (c)	1,134,823
	Integrated Oil
22,227	Total S.A. (c)	1,203,871
	Major Banks
9,542	BNP Paribas	619,221
	Major Telecommunications
61,044	France Telecom S.A.	1,386,942
	Metal Fabrications
6,972	Vallourec S.A. (c)	847,634
	Office Equipment/Supplies
7,072	Neopost S.A. (c)	635,948
	Real Estate Development
5,050	Unibail - Rodamco	754,126
	Real Estate Investment Trusts
7,524	ICADE	618,781
	Specialty Insurance
9,878	Euler Hermes S.A.	602,576
	Total France	7,803,922

NUMBER OF SHARES		VALUE
	Germany (b) (6.0%)
	Electric Utilities
35,555	E.ON AG	$1,262,010
12,666	RWE AG (c)	999,917
		2,261,927
	Industrial Conglomerates
11,879	Siemens AG (Registered Shares)	822,394
	Multi-Line Insurance
14,230	Muenchener Rueckversicherungs- Gesellschaft AG (Registered Shares)	1,924,544
	Total Germany	5,008,865
	Greece (b) (1.1%)
	Casino/Gaming
34,640	OPAP SA	919,979
	Ireland (b) (1.7%)
	Construction Materials
61,814	CRH PLC	1,417,167
	Italy (b) (2.8%)
	Integrated Oil
99,592	Eni S.p.A.	2,362,622
	Japan (b) (9.7%)
	Electronic Components
69,400	Hoya Corp.	1,389,559
18,900	TDK Corp. (c)	883,456
		2,273,015
	Industrial Machinery
92,000	Amada Co., Ltd.	568,534
157,000	Daifuku Co., Ltd. (c)	1,113,973
81,400	Mori Seiki Co., Ltd. (c)	843,207
		2,525,714
	Pharmaceuticals: Major
21,400	Takeda Pharmaceutical Co., Ltd.	831,532
	Recreational Products
2,485	Nintendo Co., Ltd.	683,882
64,300	Yamaha Corp.	798,688
		1,482,570

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Regional Banks
49,100	Tokyo Tomin Bank, Ltd. (The)	$940,643
	Total Japan	8,053,474
	Netherlands (b) (8.5%)
	Food: Major Diversified
38,262	Unilever N.V. (Share Certificates)	923,410
	Industrial Specialties
13,139	Akzo Nobel N.V. (c)	578,186
	Major Telecommunications
80,437	Koninklijke (Royal) KPN N.V.	1,108,092
	Publishing: Books/Magazines
151,999	Reed Elsevier N.V.	1,676,303
158,273	Wolters Kluwer N.V.	2,769,488
		4,445,791
	Total Netherlands	7,055,479
	Norway (b) (0.7%)
	Publishing: Newspapers
62,921	Schibsted ASA (a)(c)	570,522
	Singapore (b) (2.2%)
	Air Freight/Couriers
1,438,000	Singapore Post Ltd.	887,785
	Other Transportation
1,033,000	ComfortDelGro Corp., Ltd.	912,040
	Total Singapore	1,799,825
	Spain (b) (2.3%)
	Major Banks
34,891	Banco Bilbao Vizcaya Argentaria, S.A. (c)	439,680
	Major Telecommunications
66,890	Telefonica S.A.	1,516,740
	Total Spain	1,956,420

NUMBER OF SHARES		VALUE
	Switzerland (b) (2.3%)
	Other Consumer Services
1,312	Kuoni Reisen Holding AG (Registered Shares)	$408,158
	Pharmaceuticals: Major
37,590	Novartis AG (Registered Shares)	1,527,224
	Total Switzerland	1,935,382
	United Kingdom (b) (16.4%)
	Aerospace & Defense
168,297	Meggitt PLC	439,758
	Beverages: Alcoholic
49,163	Diageo PLC	706,025
	Beverages: Non-Alcoholic
219,725	Britvic PLC	1,009,797
	Electric Utilities
43,208	Scottish & Southern Energy PLC	811,211
	Integrated Oil
203,323	BP PLC	1,608,924
62,877	Royal Dutch Shell PLC (A Shares)	1,574,700
		3,183,624
	Miscellaneous Manufacturing
130,938	IMI PLC	673,315
	Other Metals/Minerals
21,383	BHP Billiton PLC	482,999
	Pharmaceuticals: Major
51,212	GlaxoSmithKline PLC	901,819
	Tobacco
88,776	British American Tobacco PLC	2,452,468
	Wireless Telecommunications
1,571,287	Vodafone Group PLC	3,037,251
	Total United Kingdom	13,698,267
	United States (29.6%)
	Chemicals: Major Diversified
29,189	Du Pont (E.I.) de Nemours & Co.	747,822

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electric Utilities
24,526	Allete Inc. (c)	$705,123
51,885	Portland General Electric Co. (c)	1,010,720
		1,715,843
	Electronic Equipment/Instruments
32,430	Diebold, Inc. (c)	854,855
	Financial Publishing/Services
55,747	McGraw-Hill Companies, Inc. (The)	1,678,542
	Household/Personal Care
36,826	Kimberly-Clark Corp.	1,930,787
	Major Banks
22,580	Bank of New York Mellon Corp.	661,820
	Major Telecommunications
68,217	AT&T Inc.	1,694,510
63,877	Verizon Communications, Inc.	1,962,940
		3,657,450
	Office Equipment/Supplies
29,642	Avery Dennison Corp. (c)	761,207
	Pharmaceuticals: Major
114,475	Bristol-Myers Squibb Co.	2,324,987
34,531	Eli Lilly & Co.	1,196,154
61,671	Pfizer, Inc. (c)	925,065
		4,446,206
	Real Estate Investment Trusts
34,156	Potlatch Corp. (c)	829,649
	Semiconductors
76,060	Intel Corp.	1,258,793
	Tobacco
80,478	Philip Morris International Inc.	3,510,450
66,901	Reynolds American Inc. (c)	2,583,717
		6,094,167
	Total United States	24,637,141
	Total Common Stocks (Cost $74,370,966)	80,593,072

NUMBER OF SHARES		VALUE
	Rights (b) (0.2%) Norway
	Publishing: Newspapers
63,900	Schibsted ASA (Cost $0) (c)	$139,126
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (14.9%)
	Securities held as collateral on Loaned Securities
	Repurchase Agreements (3.0%)
$1,911	Bank of America Securities LLC (0.08% dated 06/30/09, due 07/01/09; proceeds $1,911,071) fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Fannie Mae 6.00% due 04/01/39; valued at $1,949,330	1,911,067
618	Citigroup (0.59% dated 06/30/09, due 07/01/09; proceeds $617,958) fully collateralized by units (each unit represents one share and one warrant) and convertible preferred bond at the date of this Portfolio of Investments as follows: Sports Properties Acquisition Corp., BPW Acquisition Corp., and Vale Capital Limited 5.50%, due 06/15/10, Series RIO; valued at $648,860	617,948
	Total Repurchase Agreements (Cost $2,529,015)	2,529,015

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (d) (10.8%)
9,023	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $9,022,702)	$9,022,702
	Total Securities Held as Collateral on Loaned Securities (Cost $11,551,717)	11,551,717
	Investment Company (d) (1.1%)
889	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $888,673)	888,673
	Total Short Term Investments (Cost $12,440,390)	12,440,390
Total Investments (Cost $86,811,356) (e)	111.9%	93,172,588
Liabilities in Excess of Other Assets	(11.9)	(9,904,830)
Net Assets	100.0%	$83,267,758

  (a)  Non-income producing security.

  (b)  Securities with a total market value of $54,876,613 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (c)  All or a portion of this security was on loan as of June 30, 2009.

  (d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,381,775 and the aggregate gross unrealized depreciation is $2,020,543, resulting in net unrealized appreciation of $6,361,232.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	9,430,000		$13,229,332	07/30/09	$(98,717)
EUR	590,000	CHF	902,877	07/30/09	3,569
GBP	500,000	JPY	78,267,500	07/30/09	(9,842)
Net Unrealized Depreciation					$(104,990)

Currency Abbreviations:

GBP  British Pound.

EUR  Euro.

JPY  Japanese Yen.

CHF  Swiss Franc.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Tobacco	$8,546,635	10.5%
Major Telecommunications	8,341,397	10.2
Pharmaceuticals: Major	7,706,781	9.4
Integrated Oil	6,750,117	8.3
Electric Utilities	4,788,981	5.9
Publishing: Books/ Magazines	4,445,791	5.5
Wireless Telecommunications	3,037,251	3.7
Industrial Machinery	2,525,714	3.1
Electronic Components	2,273,015	2.8
Household/Personal Care	1,930,787	2.4
Multi-Line Insurance	1,924,544	2.4
Major Banks	1,720,721	2.1
Financial Publishing/ Services	1,678,542	2.1
Recreational Products	1,482,570	1.8
Real Estate Investment Trusts	1,448,430	1.8
Construction Materials	1,417,167	1.7
Office Equipment/Supplies	1,397,155	1.7
Semiconductors	1,258,793	1.5
Insurance Brokers/Services	1,218,444	1.5
Gas Distributors	1,134,823	1.4
Beverages: Non-Alcoholic	1,009,797	1.2
Regional Banks	940,643	1.2
Food: Major Diversified	923,410	1.1

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Casino/Gaming	$919,979		1.1%
Other Transportation	912,040		1.1
Investment Company	888,673		1.1
Air Freight/Couriers	887,785		1.1
Electronic Equipment/Instruments	854,855		1.0
Metal Fabrications	847,634		1.0
Industrial Conglomerates	822,394		1.0
Real Estate Development	754,126		0.9
Chemicals: Major Diversified	747,822		0.9
Publishing: Newspapers	709,648		0.9
Beverages: Alcoholic	706,025		0.9
Miscellaneous Manufacturing	673,315		0.8
Steel	671,006		0.8
Specialty Insurance	602,576		0.7
Industrial Specialties	578,186		0.7
Other Metals/Minerals	482,999		0.6
Trucks/Construction/ Farm Machinery	446,037		0.6
Aerospace & Defense	439,758		0.5
Other Consumer Services	408,158		0.5
Telecommunication Equipment	366,347		0.5
	$81,620,871	^	100.0%

^  Does not include open forward foreign currency contracts with net unrealized depreciation of $104,990. Also does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.7%) (c) Austria (1.5%)
	Major Telecommunications
66,115	Telekom Austria AG	$1,034,468
	Belgium (1.6%)
	Other Metals/Minerals
48,958	Umicore	1,115,118
	France (10.8%)
	Electric Utilities
17,957	Electricite de France (EDF) (b)	875,660
	Electrical Products
16,778	Schneider Electric S.A.	1,283,184
	Gas Distributors
44,047	Gaz de France (GDF)	1,645,507
	Major Banks
34,660	BNP Paribas	2,249,236
26,897	Societe Generale	1,467,496
		3,716,732
	Total France	7,521,083
	Germany (11.3%)
	Industrial Conglomerates
23,730	MAN AG	1,459,504
25,066	Siemens AG (Registered Shares)	1,735,341
		3,194,845
	Multi-Line Insurance
15,460	Allianz SE (Registered Shares)	1,429,622
11,353	Muenchener Rueckversicherungs- Gesellschaft AG (Registered Shares)	1,535,443
		2,965,065
	Pharmaceuticals: Other
30,826	Bayer AG	1,655,246
	Total Germany	7,815,156

NUMBER OF SHARES		VALUE
	Italy (3.3%)
	Integrated Oil
96,334	Eni SpA	$2,285,333
	Luxembourg (1.9%)
	Steel
39,512	ArcelorMittal (b)	1,297,650
	Netherlands (3.4%)
	Major Telecommunications
107,210	Koninklijke (Royal) KPN NV	1,476,914
	Publishing: Books/Magazines
52,280	Wolters Kluwer NV	914,804
	Total Netherlands	2,391,718
	Spain (5.5%)
	Major Banks
135,327	Banco Bilbao Vizcaya Argentaria, S.A. (b)	1,705,323
	Major Telecommunications
94,437	Telefonica S.A.	2,141,373
	Total Spain	3,846,696
	Sweden (1.2%)
	Auto Parts: O.E.M.
30,319	Autoliv, Inc. (SDR)	862,534
	Switzerland (15.2%)
	Financial Conglomerates
106,481	UBS AG (Registered Shares)	1,302,764
	Food: Major Diversified
86,385	Nestle S.A. (Registered Shares)	3,260,270
	Multi-Line Insurance
6,934	Zurich Financial Services AG (Registered Shares)	1,227,386
	Pharmaceuticals: Major
54,262	Novartis AG (Registered Shares)	2,204,582
19,022	Roche Holding AG	2,587,919
		4,792,501
	Total Switzerland	10,582,921

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (41.0%)
	Aerospace & Defense
251,002	BAE Systems PLC	$1,401,099
234,725	Rolls-Royce Group PLC (a)	1,399,563
		2,800,662
	Food Retail
310,989	Morrison (W.M.) Supermarkets PLC	1,211,796
305,948	Tesco PLC	1,783,251
		2,995,047
	Home Improvement Chains
201,019	Kingfisher PLC	589,300
	Household/Personal Care
83,135	SSL International PLC	709,820
	Integrated Oil
132,590	BG Group PLC	2,227,766
116,362	Royal Dutch Shell PLC (A Shares)	2,914,186
		5,141,952
	Investment Managers
222,776	Man Group PLC	1,022,508
	Life/Health Insurance
160,378	Prudential PLC	1,091,268
	Major Banks
368,656	HSBC Holdings PLC	3,060,436
	Other Metals/Minerals
60,906	Anglo American PLC	1,777,279
	Pharmaceuticals: Major
117,644	GlaxoSmithKline PLC	2,071,656
	Publishing: Books/Magazines
122,218	Reed Elsevier PLC	911,290
	Specialty Stores
288,145	Carphone Warehouse Group (b)	754,455
	Tobacco
61,098	British American Tobacco PLC	1,687,854
56,318	Imperial Tobacco Group PLC	1,464,787
		3,152,641

NUMBER OF SHARES		VALUE
	Wireless Telecommunications
1,219,533	Vodafone Group PLC	$2,357,321
	Total United Kingdom	28,435,635
	Total Common Stocks (Cost $77,000,888)	67,188,312
	Preferred Stock (c) (1.4%) Germany
	Medical Specialties
18,331	Fresenius SE (Cost $1,454,786)	990,568
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (5.5%)
	Securities Held as Collateral on Loaned Securities
	Repurchase Agreements (0.9%)
$155	Citigroup (0.59%, dated 06/30/09, due 07/01/09; proceeds $154,626) fully collateralized by units (each unit represents one share and one warrant) and a preferred convertible bond at the date of this Portfolio of Investments as follows: Sports Properties Acquisition Corp., BPW Acquistition Corp. and Vale Capital Ltd. 5.50% due 06/15/10 Series RIO; valued at $162,358.	154,623

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$478	Bank of America Securities LLC (0.08% dated 06/30/09, due 07/01/09; proceeds 478,189) fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: Fannie Mae 6.00% due 04/01/39; valued at $487,762.	$478,188
	Total Repurchase Agreements (Cost $632,811)	632,811
NUMBER OF SHARES (000)
	Investment Company (d) (3.3%)
2,258	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $2,257,666)	2,257,666
	Total Securities Held as Collateral on Loaned Securities (Cost $2,890,477)	2,890,477
	Investment Company (d) (1.3%)
895	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $894,993)	894,993
	Total Short-Term Investments (Cost $3,785,470)	3,785,470
Total Investments (Cost $82,241,144) (e)	103.6%	71,964,350
Liabilities in Excess of Other Assets	(3.6)	(2,519,788)
Net Assets	100.0%	$69,444,562

(a)  Non-income producing security.

(b)  A portion of this security was on loan as of June 30, 2009.

(c)  Securities with a total market value equal to $68,178,880 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7

(d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,833,388 and the aggregate gross unrealized depreciation is $16,110,182 resulting in net unrealized depreciation of $10,276,794.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Banks	$8,482,491	12.3%
Integrated Oil	7,427,285	10.8
Pharmaceuticals: Major	6,864,157	9.9
Major Telecommunications	4,652,755	6.7
Multi-Line Insurance	4,192,451	6.1
Food: Major Diversified	3,260,270	4.7
Industrial Conglomerates	3,194,845	4.6
Tobacco	3,152,641	4.6
Food Retail	2,995,047	4.3
Other Metals/Minerals	2,892,397	4.2
Aerospace & Defense	2,800,662	4.0
Wireless Telecommunications	2,357,321	3.4
Publishing: Books/ Magazines	1,826,094	2.6
Pharmaceuticals: Other	1,655,246	2.4
Gas Distributors	1,645,507	2.4

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Financial Conglomerates	$1,302,764		1.9%
Steel	1,297,650		1.9
Electrical Products	1,283,184		1.9
Life/Health Insurance	1,091,268		1.6
Investment Managers	1,022,508		1.5
Medical Specialties	990,568		1.4
Investment Company	894,993		1.3
Electric Utilities	875,660		1.3
Auto Parts: O.E.M.	862,534		1.2
Specialty Stores	754,455		1.1
Household/Personal Care	709,820		1.0
Home Improvement Chains	589,300		0.9
	$69,073,873	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.8%)
	Air Freight/Couriers (2.8%)
186,436	Expeditors International of Washington, Inc.	$6,215,776
	Biotechnology (7.1%)
213,073	Illumina, Inc. (a)	8,297,063
116,956	Techne Corp.	7,462,962
		15,760,025
	Casino/Gaming (2.0%)
122,233	Wynn Resorts, Ltd. (a)	4,314,825
	Chemicals: Agricultural (5.1%)
151,937	Monsanto Co.	11,294,997
	Computer Processing Hardware (5.6%)
87,868	Apple Inc. (a)	12,515,039
	Construction Materials (0.9%)
223,999	Cemex SAB de C.V. (ADR) (Mexico) (a)	2,092,151
	Electric Utilities (0.1%)
21,787	Brookfield Infrastructure Partners LP (Bermuda)	268,634
	Electronic Production Equipment (3.1%)
270,671	Tessera Technologies, Inc. (a)	6,845,270
	Finance/Rental/Leasing (6.7%)
53,610	MasterCard, Inc. Class A	8,969,489
384,680	Redecard SA (Brazil)	5,889,462
		14,858,951
	Financial Conglomerates (5.9%)
447,484	Brookfield Asset Management Inc. (Class A) (Canada)	7,638,552
256,934	Leucadia National Corp. (a)	5,418,738
		13,057,290
	Financial Publishing/ Services (1.9%)
99,743	Morningstar, Inc. (a)	4,112,404
	Home Building (0.6%)
86,408	Gafisa S.A. (ADR) (Brazil)	1,425,732

NUMBER OF SHARES		VALUE
	Internet Retail (9.9%)
180,583	Amazon.com, Inc. (a)	$15,107,574
148,568	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	6,878,698
		21,986,272
	Internet Software/ Services (15.2%)
25,960	Baidu, Inc. (ADR) (Cayman Islands) (a)	7,816,296
35,059	Google Inc. (Class A) (a)	14,780,524
958,000	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	11,154,205
		33,751,025
	Investment Banks/ Brokers (9.0%)
864,414	BM&F BOVESPA SA (Brazil)	5,161,338
15,820	CME Group Inc.	4,921,760
138,048	Greenhill & Co., Inc.	9,968,446
		20,051,544
	Miscellaneous Commercial Services (3.0%)
168,881	CoStar Group Inc. (a)	6,733,286
	Oil & Gas Production (8.7%)
266,224	Southwestern Energy Co. (a)	10,342,802
228,624	Ultra Petroleum Corp. (Canada) (a)	8,916,336
		19,259,138
	Packaged Software (2.4%)
137,643	Salesforce.com, Inc. (a)	5,253,833
	Services to the Health Industry (3.4%)
204,187	athenahealth Inc. (a)	7,556,961
	Telecommunication Equipment (2.6%)
80,638	Research In Motion Ltd. (Canada) (a)	5,729,330

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Wholesale Distributors (2.8%)
2,340,000	Li & Fung Ltd. (Bermuda) (b)(c)	$6,255,040
	Total Common Stocks (Cost $229,757,908)	219,337,523
NUMBER OF SHARES (000)
	Short-Term Investment (d) (1.4%) Investment Company
$3,011	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $3,010,735)	3,010,735
Total Investments (Cost $232,768,643) (e)	100.2%	222,348,258
Liabilities in Excess of Other Assets	(0.2)	(424,562)
Net Assets	100.0%	$221,923,696

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value equal to $17,409,245 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (c)  Security trades on a Hong Kong exchange.

  (d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $30,051,643 and the aggregate gross unrealized depreciation is $40,472,028, resulting in net unrealized depreciation of $10,420,385.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/Services	$33,751,025	15.2%
Internet Retail	21,986,272	9.9
Investment Banks/Brokers	20,051,544	9.0
Oil & Gas Production	19,259,138	8.7
Biotechnology	15,760,025	7.1
Finance/Rental/Leasing	14,858,951	6.7
Financial Conglomerates	13,057,290	5.9
Computer Processing Hardware	12,515,039	5.6
Chemicals: Agricultural	11,294,997	5.1
Services To The Health Industry	7,556,961	3.4
Electronic Production Equipment	6,845,270	3.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Miscellaneous Commercial Services	$6,733,286	3.0%
Wholesale Distributors	6,255,040	2.8
Air Freight/Couriers	6,215,776	2.8
Telecommunication Equipment	5,729,330	2.6
Packaged Software	5,253,833	2.4
Casino/Gaming	4,314,825	1.9
Financial Publishing/ Services	4,112,404	1.8
Investment Company	3,010,735	1.4
Construction Materials	2,092,151	0.9
Home Building	1,425,732	0.6
Electric Utilities	268,634	0.1
	$222,348,258	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.7%)
	Advertising/Marketing Services (0.2%)
6,729	Interpublic Group of Companies, Inc. (The) (a)	$33,981
4,389	Omnicom Group, Inc.	138,605
		172,586
	Aerospace (0.1%)
2,564	ITT Corporation	114,098
	Aerospace & Defense (1.8%)
10,348	Boeing Co.	439,790
1,960	FLIR Systems, Inc. (a)	44,218
5,505	General Dynamics Corp.	304,922
1,738	Goodrich Corp.	86,848
1,686	L-3 Communications Holdings, Inc.	116,975
4,417	Lockheed Martin Corp.	356,231
4,617	Northrop Grumman Corp.	210,904
1,969	Precision Castparts Corp.	143,796
5,226	Raytheon Co.	232,191
2,235	Rockwell Collins, Inc.	93,266
		2,029,141
	Agricultural Commodities/ Milling (0.2%)
9,058	Archer-Daniels-Midland Co.	242,483
	Air Freight/Couriers (1.0%)
2,389	C.H. Robinson Worldwide, Inc.	124,586
2,994	Expeditors International of Washington, Inc.	99,820
4,395	FedEx Corp.	244,450
13,569	United Parcel Service, Inc. (Class B)	678,314
		1,147,170
	Airlines (0.1%)
10,446	Southwest Airlines Co.	70,301
	Aluminum (0.1%)
14,621	Alcoa, Inc.	151,035

NUMBER OF SHARES		VALUE
	Apparel/Footwear (0.5%)
4,616	Coach, Inc. (a)	$124,078
5,540	Nike, Inc. (Class B)	286,861
794	Polo Ralph Lauren Corp.	42,511
1,244	V.F. Corp.	68,855
		522,305
	Apparel/Footwear Retail (0.4%)
1,229	Abercrombie & Fitch Co. (Class A)	31,204
6,584	Gap, Inc. (The)	107,978
3,821	Limited Brands, Inc.	45,737
2,251	Nordstrom, Inc.	44,772
5,879	TJX Companies, Inc. (The)	184,953
		414,644
	Auto Parts: O.E.M. (0.2%)
8,390	Johnson Controls, Inc.	182,231
	Automotive Aftermarket (0.0%)
3,407	Goodyear Tire & Rubber Co. (The) (a)	38,363
	Beverages: Alcoholic (0.2%)
1,385	Brown-Forman Corp. (Class B)	59,527
2,749	Constellation Brands Inc. (Class A) (a)	34,857
2,102	Molson Coors Brewing Co. (Class B)	88,978
		183,362
	Beverages: Non-Alcoholic (2.4%)
27,927	Coca-Cola Co. (The)	1,340,217
4,483	Coca-Cola Enterprises Inc.	74,642
3,582	Dr Pepper Snapple Group Inc.	75,902
1,908	Pepsi Bottling Group, Inc. (The)	64,567
21,464	PepsiCo, Inc.	1,179,661
		2,734,989
	Biotechnology (2.0%)
13,873	Amgen Inc. (a)	734,437
4,120	Biogen Idec Inc. (a)	186,018
6,470	Celgene Corp. (a)	309,525

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
967	Cephalon, Inc. (a)	$54,780
3,820	Genzyme Corp. (a)	212,659
12,583	Gilead Sciences, Inc. (a)	589,388
2,437	Life Technologies Corp.	101,672
780	Millipore Corp. (a)	54,764
		2,243,243
	Building Products (0.0%)
5,082	Masco Corp.	48,685
	Cable/Satellite TV (0.9%)
40,665	Comcast Corp. (Class A)	589,236
7,712	DIRECTV Group, Inc. (The) (a)	190,563
1,272	Scripps Networks Interactive Class A	35,400
4,957	Time Warner Cable (a)	156,988
		972,187
	Casino/Gaming (0.1%)
4,161	International Game Technology	66,160
870	Wynn Resorts, Ltd. (a)	30,711
		96,871
	Chemicals: Agricultural (0.6%)
669	CF Industries Holdings Inc.	49,600
7,728	Monsanto Co.	574,499
		624,099
	Chemicals: Major Diversified (0.6%)
15,596	Dow Chemical Co. (The)	251,719
12,742	Du Pont (E.I.) de Nemours & Co.	326,450
1,024	Eastman Chemical Co.	38,810
1,111	International Flavors & Fragrances, Inc.	36,352
		653,331
	Chemicals: Specialty (0.5%)
2,959	Air Products & Chemicals, Inc.	191,122
4,355	Praxair, Inc.	309,510
1,770	Sigma-Aldrich Corp.	87,721
		588,353

NUMBER OF SHARES		VALUE
	Coal (0.2%)
2,559	CONSOL Energy, Inc.	$86,904
1,202	Massey Energy Co.	23,487
3,765	Peabody Energy Corp.	113,552
		223,943
	Commercial Printing/ Forms (0.0%)
2,895	Donnelley (R.R.) & Sons Co.	33,640
	Computer Communications (1.5%)
80,691	Cisco Systems, Inc. (a)	1,504,080
7,455	Juniper Networks, Inc. (a)	175,938
1,806	QLogic Corp. (a)	22,900
		1,702,918
	Computer Peripherals (0.5%)
27,425	EMC Corp. (a)	359,267
1,107	Lexmark International, Inc. (Class A) (a)	17,546
4,662	NetApp Inc.	91,935
4,225	Seagate Technology Inc. (Escrow) (a)(c)	0
3,115	Western Digital Corporation (a)	82,548
		551,296
	Computer Processing Hardware (3.1%)
12,410	Apple Inc. (a)	1,767,556
24,437	Dell Inc. (a)	335,520
33,334	Hewlett-Packard Co.	1,288,359
10,430	Sun Microsytems (a)	96,165
		3,487,600
	Construction Materials (0.1%)
1,555	Vulcan Materials Co.	67,021
	Containers/Packaging (0.2%)
1,336	Ball Corp.	60,334
1,407	Bemis Company, Inc.	35,456
2,356	Owens-Illinois, Inc. (a)	65,992
1,855	Pactiv Corp. (a)	40,254
2,229	Sealed Air Corp.	41,125
		243,161

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Contract Drilling (0.2%)
969	Diamond Offshore Drilling, Inc.	$80,475
2,003	ENSCO International Inc.	69,845
4,018	Nabors Industries, Ltd. (Bermuda) (a)	62,600
1,596	Rowan Companies, Inc.	30,835
		243,755
	Data Processing Services (0.7%)
1,378	Affiliated Computer Services, Inc. (Class A) (a)	61,211
7,172	Automatic Data Processing, Inc.	254,176
1,724	Convergys Corp. (a)	15,999
2,683	Fidelity National Information Services, Inc.	53,553
2,262	Fiserv, Inc. (a)	103,373
4,534	Paychex, Inc.	114,257
2,779	Total System Services, Inc.	37,211
10,105	Western Union Co.	165,722
		805,502
	Department Stores (0.3%)
4,303	Kohl's Corp. (a)	183,953
5,939	Macy's Inc.	69,843
3,137	Penney (J.C.) Co., Inc.	90,063
		343,859
	Discount Stores (2.1%)
1,160	Big Lots, Inc. (a)	24,395
6,096	Costco Wholesale Corp.	278,587
1,973	Family Dollar Stores, Inc.	55,836
786	Sears Holdings Corp. (a)	52,285
10,630	Target Corp.	419,566
30,735	Wal-Mart Stores, Inc.	1,488,803
		2,319,472
	Drugstore Chains (0.9%)
20,281	CVS/Caremark Corp.	646,355
13,978	Walgreen Co.	410,953
		1,057,308

NUMBER OF SHARES		VALUE
	Electric Utilities (3.7%)
9,500	AES Corp. (The) (a)	$110,295
2,387	Allegheny Energy, Inc. (a)	61,227
2,986	Ameren Corp.	74,322
6,499	American Electric Power Co., Inc.	187,756
4,860	CenterPoint Energy, Inc.	53,849
3,194	CMS Energy Corp.	38,584
3,864	Consolidated Edison, Inc.	144,591
2,519	Constellation Energy Group	66,955
8,209	Dominion Resources, Inc.	274,345
2,302	DTE Energy Co.	73,664
17,867	Duke Energy Corp.	260,680
4,601	Edison International	144,747
2,674	Entergy Corp.	207,288
9,291	Exelon Corp.	475,792
4,305	FirstEnergy Corp.	166,819
5,772	FPL Group, Inc.	328,196
1,079	Integrys Energy Group, Inc.	32,359
2,199	Northeast Utilities	49,060
3,053	Pepco Holdings, Inc.	41,032
5,097	PG&E Corp.	195,929
1,424	Pinnacle West Capital Corp.	42,934
5,295	PPL Corp.	174,523
3,715	Progress Energy, Inc.	140,538
7,147	Public Service Enterprise Group Inc.	233,207
1,658	SCANA Corp.	53,835
10,938	Southern Co. (The)	340,828
3,005	TECO Energy, Inc.	35,850
1,651	Wisconsin Energy Corp.	67,212
6,341	Xcel Energy, Inc.	116,738
		4,193,155
	Electrical Products (0.4%)
2,447	Cooper Industries Ltd. (Class A) (Bermuda)	75,979
10,135	Emerson Electric Co.	328,374
1,989	Molex Inc.	30,929
		435,282

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electronic Components (0.5%)
2,482	Amphenol Corporation (Class A)	$78,530
21,949	Corning Inc.	352,501
2,975	Jabil Circuit, Inc.	22,075
3,169	MEMC Electronic Materials, Inc. (a)	56,440
3,192	SanDisk Corp. (a)	46,890
		556,436
	Electronic Equipment/ Instruments (0.2%)
4,942	Agilent Technologies, Inc. (a)	100,372
3,104	JDS Uniphase Corp. (a)	17,755
12,223	Xerox Corp. (a)	79,205
		197,332
	Electronic Production Equipment (0.3%)
18,946	Applied Materials, Inc.	207,838
2,384	KLA-Tencor Corp.	60,196
1,379	Novellus Systems, Inc. (a)	23,029
2,391	Teradyne, Inc. (a)	16,402
		307,465
	Electronics/Appliance Stores (0.2%)
4,770	Best Buy Co., Inc.	159,747
1,766	RadioShack Corp.	24,653
		184,400
	Electronics/Appliances (0.1%)
3,791	Eastman Kodak Co.	11,221
827	Harman International Industries, Inc.	15,548
1,038	Whirlpool Corp.	44,177
		70,946
	Engineering & Construction (0.2%)
2,563	Fluor Corp.	131,456
1,735	Jacobs Engineering Group, Inc. (a)	73,026
2,726	Quanta Services, Inc. (a)	63,052
		267,534

NUMBER OF SHARES		VALUE
	Environmental Services (0.3%)
4,533	Republic Services, Inc.	$110,651
6,927	Waste Management, Inc.	195,064
		305,715
	Finance/Rental/Leasing (0.4%)
5,777	Capital One Financial Corp.	126,401
4,032	CIT Group, Inc.	8,669
6,777	Discover Financial Services	69,600
1,022	Mastercard Inc. Class A (a)	170,991
785	Ryder System, Inc.	21,917
6,599	SLM Corp.	67,772
		465,350
	Financial Conglomerates (2.5%)
16,379	American Express Co.	380,648
76,953	Citigroup, Inc. (Note 4)	228,550
54,346	JPMorgan Chase & Co.	1,853,742
2,499	Leucadia National Corp. (a)	52,704
3,721	Principal Financial Group, Inc.	70,104
6,710	Prudential Financial, Inc.	249,746
		2,835,494
	Financial Publishing/ Services (0.3%)
761	Dun & Bradstreet Corp. (a)	61,801
1,784	Equifax, Inc.	46,562
4,441	McGraw-Hill Companies, Inc. (The)	133,719
2,743	Moody's Corp.	72,278
		314,360
	Food Distributors (0.2%)
8,460	SYSCO Corp.	190,181
	Food Retail (0.4%)
9,214	Kroger Co. (The)	203,169
6,054	Safeway Inc.	123,320
2,990	SUPERVALU, Inc.	38,721
1,981	Whole Foods Market, Inc.	37,599
		402,809
	Food: Major Diversified (1.2%)
2,905	Campbell Soup Co.	85,465
6,313	ConAgra Foods Inc.	120,326
4,718	General Mills, Inc.	264,302

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
4,440	Heinz (H.J.) Co.	$158,508
3,557	Kellogg Co.	165,649
20,258	Kraft Foods Inc. (Class A)	513,338
9,982	Sara Lee Corp.	97,424
		1,405,012
	Food: Meat/Fish/Dairy (0.1%)
2,174	Dean Foods Co. (a)	41,719
980	Hormel Foods Corp.	33,849
4,266	Tyson Foods, Inc. (Class A)	53,794
		129,362
	Food: Specialty/Candy (0.2%)
2,342	Hershey Foods Co. (The)	84,312
1,836	McCormick & Co., Inc. (Non-Voting)	59,725
1,672	Smucker (J.M.) Co.	81,360
		225,397
	Forest Products (0.1%)
2,984	Weyerhaeuser Co.	90,803
	Gas Distributors (0.5%)
7,142	Dynegy, Inc. (Class A) (a)	16,212
1,848	EQT Corporation	64,514
638	Nicor Inc.	22,088
3,873	NiSource, Inc.	45,159
2,449	Questar Corp.	76,066
3,440	Sempra Energy	170,727
8,629	Spectra Energy Corp.	146,003
		540,769
	Home Building (0.1%)
1,755	Centex Corp.	14,847
3,890	D.R. Horton, Inc.	36,410
1,063	KB Home	14,542
1,995	Lennar Corp. (Class A)	19,332
3,018	Pulte Homes, Inc.	26,649
		111,780
	Home Furnishings (0.1%)
2,206	Leggett & Platt, Inc.	33,597
3,914	Newell Rubbermaid, Inc.	40,745
		74,342

NUMBER OF SHARES		VALUE
	Home Improvement Chains (1.0%)
1,825	Fastenal Co.	$60,535
23,942	Home Depot, Inc. (The)	565,749
20,697	Lowe's Companies, Inc.	401,729
1,387	Sherwin-Williams Co.	74,551
		1,102,564
	Hospital/Nursing Management (0.0%)
5,862	Tenet Healthcare Corp. (a)	16,531
	Hotels/Resorts/ Cruiselines (0.3%)
6,171	Carnival Corp (Panama) (Units) (b)	159,027
4,156	Marriott International, Inc. (Class A)	91,729
2,585	Starwood Hotels & Resorts Worldwide, Inc.	57,387
2,504	Wyndham Worldwide Corp. (a)	30,348
		338,491
	Household/Personal Care (2.8%)
6,020	Avon Products, Inc.	155,196
1,959	Clorox Co. (The)	109,371
6,878	Colgate-Palmolive Co.	486,550
1,636	Estee Lauder Companies, Inc. (The) (Class A)	53,448
5,843	Kimberly-Clark Corp.	306,348
40,703	Procter & Gamble Co. (The)	2,079,923
		3,190,836
	Industrial Conglomerates (3.2%)
9,785	3M Co.	588,079
3,611	Danaher Corp.	222,943
147,517	General Electric Co. (d)	1,728,899
10,256	Honeywell International, Inc.	322,038
3,405	Textron, Inc.	32,892
13,296	United Technologies Corp.	690,860
		3,585,711

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Industrial Machinery (0.5%)
2,329	Eaton Corp.	$103,897
798	Flowserve Corp. (a)	55,708
5,558	Illinois Tool Works Inc.	207,536
2,276	Parker Hannifin Corp.	97,777
1,998	Rockwell Automation, Inc.	64,176
		529,094
	Industrial Specialties (0.2%)
2,367	Ecolab Inc.	92,289
2,319	PPG Industries, Inc.	101,804
		194,093
	Information Technology Services (2.0%)
2,565	Citrix Systems, Inc. (a)	81,798
4,112	Cognizant Technology Solutions Corp. (Class A) (a)	109,790
2,139	Computer Sciences Corp. (a)	94,758
18,299	International Business Machines Corp.	1,910,782
2,485	Teradata Corp.	58,224
		2,255,352
	Insurance Brokers/ Services (0.3%)
3,810	AON Corp.	144,285
7,259	Marsh & McLennan Companies, Inc.	146,124
		290,409
	Integrated Oil (7.2%)
28,008	Chevron Corp.	1,855,530
20,719	ConocoPhillips	871,441
68,081	Exxon Mobil Corp.	4,759,543
4,006	Hess Corp.	215,323
9,963	Marathon Oil Corp.	300,185
2,690	Murphy Oil Corp.	146,121
		8,148,143
	Internet Retail (0.4%)
4,542	Amazon.com, Inc. (a)	379,984
2,313	Gamestop Corp (Class A) (a)	50,909
		430,893

NUMBER OF SHARES		VALUE
	Internet Software/ Services (1.6%)
2,388	Akamai Technologies, Inc. (a)	$45,802
3,351	Google Inc. (Class A) (a)	1,412,748
2,740	VeriSign, Inc. (a)	50,635
19,596	Yahoo! Inc. (a)	306,873
		1,816,058
	Investment Banks/ Brokers (2.1%)
3,059	Ameriprise Financial, Inc.	74,242
946	CME Group Inc.	294,310
7,947	E*TRADE Group, Inc. (a)	10,172
6,912	Goldman Sachs Group, Inc. (The)	1,019,105
1,020	IntercontinentalExchange Inc.	116,525
18,298	Morgan Stanley (Note 4)	521,676
1,922	Nasdaq Stock Market Inc. (a)	40,958
3,742	NYSE Euronext	101,970
13,213	Schwab (Charles) Corp. (The)	231,756
		2,410,714
	Investment Managers (0.7%)
1,251	Federated Investors, Inc. (Class B)	30,137
2,136	Franklin Resources, Inc.	153,813
5,436	Invesco Ltd.	96,870
2,229	Janus Capital Group, Inc.	25,411
2,004	Legg Mason, Inc.	48,858
3,649	Price (T.) Rowe Group, Inc.	152,054
6,636	State Street Corp.	313,219
		820,362
	Life/Health Insurance (0.7%)
6,582	AFLAC, Inc.	204,634
6,116	Genworth Financial Inc. (Class A)	42,751
3,613	Lincoln National Corp.	62,180
11,080	MetLife, Inc. (Note 4)	332,511
1,201	Torchmark Corp.	44,485
4,676	UnumProvident Corp.	74,161
		760,722

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Major Banks (4.2%)
112,172	Bank of America Corp.	$1,480,668
16,205	Bank of New York Mellon Corp.	474,969
9,473	BB&T Corp.	208,217
2,125	Comerica, Inc.	44,944
5,169	Huntington Bancshares, Inc.	21,606
7,927	KeyCorp	41,537
6,670	PNC Financial Services Group	258,864
18,688	Regions Financial Corp.	75,500
7,163	SunTrust Banks, Inc.	117,831
26,974	U.S. Bancorp	483,374
64,046	Wells Fargo & Co.	1,553,749
		4,761,259
	Major Telecommunications (3.0%)
81,266	AT&T Inc.	2,018,647
40,341	Sprint Nextel Corp.	194,040
39,639	Verizon Communications, Inc.	1,218,106
		3,430,793
	Managed Health Care (1.0%)
6,511	Aetna, Inc.	163,101
3,881	CIGNA Corp.	93,493
2,104	Coventry Health Care, Inc. (a)	39,366
2,382	Humana, Inc. (a)	76,843
16,132	UnitedHealth Group Inc.	402,977
6,735	WellPoint Inc. (a)	342,744
		1,118,524
	Media Conglomerates (1.4%)
9,601	CBS Corp. (Class B)	66,439
26,138	Disney (Walt) Co. (The)	609,800
32,477	News Corp. (Class A)	295,865
16,886	Time Warmer Inc.	425,358
8,664	Viacom Inc. (Class B) (a)	196,673
		1,594,135
	Medical Distributors (0.4%)
4,412	AmerisourceBergen Corp.	78,269
5,078	Cardinal Health, Inc.	155,133

NUMBER OF SHARES		VALUE
3,896	McKesson Corp.	$171,424
1,288	Patterson Companies, Inc. (a)	27,950
		432,776
	Medical Specialties (2.4%)
1,401	Bard (C.R.), Inc.	104,304
8,131	Baxter International, Inc.	430,618
3,433	Becton, Dickinson & Co.	244,807
21,203	Boston Scientific Corp. (a)	214,998
2,103	DENTSPLY International, Inc.	64,184
2,254	Hospira, Inc. (a)	86,824
552	Intuitive Surgical, Inc. (a)	90,340
15,790	Medtronic, Inc.	550,913
1,667	Pall Corp.	44,276
1,668	PerkinElmer, Inc.	29,023
4,860	St. Jude Medical, Inc. (a)	199,746
3,421	Stryker Corp.	135,951
5,934	Thermo Fisher Scientific, Inc. (a)	241,929
1,755	Varian Medical Systems, Inc. (a)	61,671
1,388	Waters Corp. (a)	71,440
3,171	Zimmer Holdings, Inc. (a)	135,085
		2,706,109
	Medical/Nursing Services (0.1%)
1,466	DaVita, Inc. (a)	72,508
	Miscellaneous Commercial Services (0.1%)
1,855	Cintas Corp.	42,368
2,538	Iron Mountain Inc. (a)	72,968
		115,336
	Miscellaneous Manufacturing (0.1%)
2,626	Dover Corp.	86,894
	Motor Vehicles (0.3%)
46,211	Ford Motor Co. (a)	280,501
3,288	Harley-Davidson, Inc.	53,298
		333,799

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Multi-Line Insurance (0.1%)
37,969	American International Group, Inc.	$44,044
4,255	Hartford Financial Services Group, Inc. (The)	50,507
		94,551
	Office Equipment/ Supplies (0.1%)
1,501	Avery Dennison Corp.	38,546
2,911	Pitney Bowes, Inc.	63,838
		102,384
	Oil & Gas Pipelines (0.2%)
9,902	El Paso Corp.	91,395
8,171	Williams Companies, Inc. (The)	127,549
		218,944
	Oil & Gas Production (2.7%)
7,175	Anadarko Petroleum Corp.	325,673
4,726	Apache Corp.	340,981
1,459	Cabot Oil & Gas Corp.	44,704
7,637	Chesapeake Energy Corp.	151,442
3,950	Denbury Resources Inc. (a)	58,184
6,239	Devon Energy Corp.	340,026
3,524	EOG Resources, Inc.	239,350
2,439	Noble Energy, Inc.	143,828
11,373	Occidental Petroleum Corp.	748,457
1,662	Pioneer Natural Resources Co. (a)	42,381
2,194	Range Resources Corp.	90,854
4,848	Southwestern Energy Co. (a)	188,345
7,855	XTO Energy Inc.	299,590
		3,013,815
	Oil Refining/Marketing (0.2%)
1,650	Sunoco, Inc.	38,280
1,955	Tesoro Corp.	24,887
7,287	Valero Energy Corp.	123,077
		186,244

NUMBER OF SHARES		VALUE
	Oilfield Services/ Equipment (1.6%)
4,343	Baker Hughes Inc.	$158,259
4,122	BJ Services Co.	56,183
3,100	Cameron International Corp. (a)	87,730
2,017	FMC Technologies, Inc. (a)	75,799
12,621	Halliburton Co.	261,255
5,893	National-Oilwell Varco, Inc. (a)	192,465
16,389	Schlumberger Ltd. (Netherlands Antilles)	886,809
3,090	Smith International, Inc.	79,568
		1,798,068
	Other Consumer Services (0.5%)
1,504	Apollo Group, Inc. (Class A) (a)	106,964
4,786	Block (H&R), Inc.	82,463
851	DeVry, Inc.	42,584
15,147	eBay Inc. (a)	259,468
2,958	Expedia, Inc. (a)	44,695
		536,174
	Other Consumer Specialties (0.1%)
2,117	Fortune Brands, Inc.	73,545
	Other Metals/Minerals (0.0%)
1,202	Titanium Metals Corp.	11,046
	Packaged Software (4.1%)
7,498	Adobe Systems, Inc. (a)	212,193
3,195	Autodesk, Inc. (a)	60,641
2,648	BMC Software, Inc. (a)	89,476
5,562	CA Inc.	96,946
3,481	Compuware Corp. (a)	23,880
4,520	Intuit Inc. (a)	127,283
2,157	McAfee Inc. (a)	91,004
107,055	Microsoft Corp.	2,544,697
4,875	Novell, Inc. (a)	22,084
53,299	Oracle Corp. (a)	1,141,665

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
1,482	Salesforce.com Inc. (a)	$56,568
11,805	Symantec Corp. (a)	183,686
		4,650,123
	Personnel Services (0.1%)
1,740	Monster Worldwide Inc. (a)	20,549
2,191	Robert Half International, Inc.	51,751
		72,300
	Pharmaceuticals: Generic Drugs (0.1%)
4,303	Mylan Laboratories, Inc.	56,154
1,477	Watson Pharmaceuticals, Inc. (a)	49,760
		105,914
	Pharmaceuticals: Major (7.0%)
21,170	Abbott Laboratories	995,837
27,344	Bristol-Myers Squibb Co.	555,357
37,998	Johnson & Johnson	2,158,286
14,128	Eli Lilly & Co.	489,394
29,796	Merck & Co., Inc.	833,096
94,188	Pfizer, Inc.	1,412,820
22,955	Schering-Plough Corp.	576,630
18,757	Wyeth	851,380
		7,872,800
	Pharmaceuticals: Other (0.3%)
4,342	Allergan, Inc.	206,592
4,256	Forest Laboratories, Inc. (a)	106,868
3,480	King Pharmaceuticals, Inc. (a)	33,512
		346,972
	Precious Metals (0.5%)
5,526	Freeport-McMoRan Copper & Gold, Inc.	276,908
6,658	Newmont Mining Corp.	272,112
		549,020
	Property - Casualty Insurers (1.0%)
7,568	Allstate Corp. (The) (Note 4)	184,659
5,023	Chubb Corp. (The)	200,317
2,293	Cincinnati Financial Corp.	51,249

NUMBER OF SHARES		VALUE
5,111	Loews Corp.	$140,041
9,541	Progressive Corp. (The)	144,165
8,254	St. Paul Travelers Companies, Inc. (The)	338,744
4,671	XL Capital Ltd. (Class A) (Cayman Islands)	53,530
		1,112,705
	Publishing: Books/ Magazines (0.0%)
510	Meredith Corp.	13,031
	Publishing: Newspapers (0.0%)
3,221	Gannett Co., Inc.	11,499
1,645	New York Times Co. (The) (Class A)	9,064
85	Washington Post Co. (The) (Class B)	29,935
		50,498
	Pulp & Paper (0.1%)
6,037	International Paper Co.	91,340
2,412	MeadWestvaco Corp.	39,581
		130,921
	Railroads (0.9%)
3,964	Burlington Northern Santa Fe Corp.	291,513
5,570	CSX Corp.	192,889
5,229	Norfolk Southern Corp.	196,976
7,151	Union Pacific Corp.	372,281
		1,053,659
	Real Estate Development (0.0%)
3,149	CB Richard Ellis Group, Inc. (Class A) (a)	29,475
	Real Estate Investment Trusts (0.9%)
1,642	Apartment Investment & Management Co. (Class A)	14,532
1,123	AvalonBay Communities, Inc.	62,821
1,706	Boston Properties, Inc.	81,376
3,841	Equity Residential	85,385
3,568	HCP Inc.	75,606

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
1,403	Health Care REIT, Inc.	$47,842
7,379	Host Hotels & Resorts Inc.	61,910
5,595	Kimco Realty Corp.	56,230
2,355	Plum Creek Timber Co., Inc.	70,132
6,873	ProLogis	55,396
1,770	Public Storage, Inc.	115,900
3,648	Simon Property Group, Inc.	187,617
2,081	Ventas, Inc.	62,139
1,993	Vornado Realty Trust	89,745
		1,066,631
	Recreational Products (0.2%)
4,531	Electronic Arts Inc. (a)	98,413
1,749	Hasbro, Inc.	42,396
5,061	Mattel, Inc.	81,229
		222,038
	Regional Banks (0.3%)
11,571	Fifth Third Bancorp	82,154
3,022	First Horizon National Corp.	36,263
1,090	M&T Bank Corp.	55,514
3,676	Marshall & Ilsley Corp.	17,645
3,149	Northern Trust Corp.	169,038
1,629	Zions Bancorporation	18,831
		379,445
	Restaurants (1.1%)
1,959	Darden Restaurants, Inc.	64,608
15,073	McDonald's Corp.	866,547
10,386	Starbucks Corp. (a)	144,262
6,532	Yum! Brands, Inc.	217,777
		1,293,194
	Savings Banks (0.2%)
7,361	Hudson City Bancorp, Inc.	97,828
4,911	People's United Financial Inc.	73,861
		171,689
	Semiconductors (2.2%)
8,592	Advanced Micro Devices, Inc. (a)	33,251
4,199	Altera Corp.	68,360
4,112	Analog Devices, Inc.	101,895
6,272	Broadcom Corp. (Class A) (a)	155,483

NUMBER OF SHARES		VALUE
77,604	Intel Corp.	$1,284,346
3,131	Linear Technology Corp.	73,109
9,109	LSI Logic Corp. (a)	41,537
2,568	Microchip Technology Inc.	57,908
10,785	Micron Technology, Inc. (a)	54,572
2,755	National Semiconductor Corp.	34,575
7,584	NVIDIA Corp. (a)	85,623
18,176	Texas Instruments Inc.	387,149
3,868	Xilinx, Inc.	79,139
		2,456,947
	Services to the Health Industry (0.8%)
3,596	Express Scripts, Inc. (a)	247,225
2,568	IMS Health Inc.	32,614
1,525	Laboratory Corp. of America Holdings (a)	103,380
6,654	Medco Health Solutions Inc. (a)	303,489
2,237	Quest Diagnostics Inc.	126,234
1,208	Stericycle, Inc. (a)	62,248
		875,190
	Specialty Insurance (0.0%)
1,661	Assurant, Inc.	40,013
2,660	MBIA Inc.	11,518
		51,531
	Specialty Stores (0.5%)
1,523	AutoNation, Inc. (a)	26,424
540	AutoZone, Inc. (a)	81,599
3,667	Bed Bath & Beyond Inc. (a)	112,760
3,882	Office Depot, Inc. (a)	17,702
1,853	O'Reilly Automotive, Inc. (a)	70,562
10,074	Staples, Inc.	203,193
1,738	Tiffany & Co.	44,076
		556,316
	Specialty Telecommunications (0.3%)
5,602	American Tower Corp. (Class A) (a)	176,631
1,414	CenturyTel, Inc.	43,410

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
4,396	Frontier Communications Corp.	$31,387
20,687	Qwest Communications International, Inc. (a)	85,851
6,205	Windstream Corp.	51,874
		389,153
	Steel (0.3%)
1,582	AK Steel Holding Corp. (a)	30,359
1,360	Allegheny Technologies, Inc.	47,505
4,433	Nucor Corp.	196,958
1,679	United States Steel Corp.	60,007
		334,829
	Telecommunication Equipment (1.2%)
1,275	Ciena Corp. (a)	13,196
1,901	Harris Corp.	53,912
32,003	Motorola, Inc.	212,180
22,913	QUALCOMM, Inc.	1,035,668
5,620	Tellabs, Inc. (a)	32,203
		1,347,159
	Tobacco (1.7%)
29,095	Altria Group, Inc.	476,867
2,373	Lorillard Inc.	160,818
27,559	Philip Morris International	1,202,124
2,387	Reynolds American, Inc	92,186
		1,931,995
	Tools/Hardware (0.1%)
849	Black & Decker Corp.	24,332
811	Snap-On, Inc.	23,308
1,113	Stanley Works (The)	37,664
		85,304
	Trucks/Construction/Farm Machinery (0.7%)
8,518	Caterpillar Inc.	281,435
2,844	Cummins Inc.	100,137
6,030	Deere & Co.	240,899
1,841	Manitowoc Co., Inc.	9,684
5,121	PACCAR, Inc.	166,484
		798,639

NUMBER OF SHARES		VALUE
	Wholesale Distributors (0.1%)
2,251	Genuine Parts Co.	$75,544
913	Grainger (W.W.), Inc.	74,756
		150,300
	Wireless Telecommunications (0.1%)
4,841	MetroPCS Communications Inc. (a)	64,434
	Total Common Stocks (Cost $108,501,605)	112,351,965
NUMBER OF SHARES (000)
	Short-Term Investment (f) (0.2%) Investment Company
254	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $253,667)	253,667
Total Investments (Cost $108,755,272) (e)(g)	99.9%	112,605,632
Other Assets in Excess of Liabilities	0.1	84,086
Net Assets	100.0%	$112,689,718

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

(a)  Non-income producing security.

(b)  Consist of one or more class of securities traded as a unit: stocks with attached trust shares.

(c)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

(d)  A portion of this security has been physically segregated in connection with open futures contracts.

(e)  Securities have been designated as collateral in connection with open futures contracts.

(f)    See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

(g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book cost. The aggregate gross unrealized appreciation is $29,285,667 and the aggregate gross unrealized depreciation is $25,435,307 resulting in net unrealized appreciation of $3,850,360.

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH, AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
11	Long	S&P 500 Index E-MINI September 2009	$503,525	$189

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Summary of Investments ■ June 30, 2009 (unaudited)

SECTORS	VALUE	PERCENT OF TOTAL INVESTMENTS
Finance	$15,250,337	13.5%
Health Technology	13,275,038	11.8
Electronic Technology	12,750,392	11.3
Energy Minerals	11,572,145	10.3
Consumer Non-Durables	10,323,258	9.2
Technology Services	9,527,035	8.5
Retail Trade	6,812,265	6.0
Producer Manufacturing	5,768,920	5.1
Consumer Services	4,894,581	4.3
Utilities	4,733,924	4.2
Communications	3,884,380	3.4
Industrial Services	2,834,016	2.5
Process Industries	2,676,441	2.4

SECTORS	VALUE		PERCENT OF TOTAL INVESTMENTS
Transportation	$2,271,130		2.0%
Health Services	2,082,753		1.8
Non-Energy Minerals	1,203,754		1.1
Consumer Durables	1,010,117		0.9
Distribution Services	773,257		0.7
Commercial Services	708,222		0.6
Investment Company	253,667		0.2
	$112,605,632	^	100%

^  Does not include open long futures contracts with an underlying face amount of $503,525 with an unrealized appreciation of $189.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.2%)
	Air Freight/Couriers (2.8%)
22,542	Expeditors International of Washington, Inc.	$751,550
	Biotechnology (7.1%)
25,762	Illumina, Inc. (a)	1,003,172
14,141	Techne Corp.	902,337
		1,905,509
	Casino/Gaming (1.9%)
14,779	Wynn Resorts, Ltd. (a)	521,699
	Chemicals: Agricultural (5.1%)
18,370	Monsanto Co.	1,365,626
	Computer Processing Hardware (5.6%)
10,624	Apple Inc. (a)	1,513,176
	Construction Materials (0.9%)
27,083	Cemex SAB de C.V. (ADR) (Mexico) (a)	252,955
	Electric Utilities (0.1%)
2,635	Brookfield Infrastructure LP (Bermuda)	32,490
	Electronic Production Equipment (3.1%)
32,880	Tessera Technologies, Inc. (a)	831,535
	Finance/Rental/Leasing (6.7%)
6,482	Mastercard Inc. Class A	1,084,503
46,511	Redecard SA (Brazil)	712,085
		1,796,588
	Financial Conglomerates (5.8%)
54,105	Brookfield Asset Management Inc. (Class A) (Canada)	923,572
31,066	Leucadia National Corp. (a)	655,182
		1,578,754
	Financial Publishing/ Services (1.8%)
12,060	Morningstar, Inc. (a)	497,234

NUMBER OF SHARES		VALUE
	Home Building (0.6%)
10,447	Gafisa S.A. (ADR) (Brazil)	$172,376
	Internet Retail (9.8%)
21,834	Amazon.com, Inc. (a)	1,826,632
17,963	Ctrip.com International Ltd. (ADR) (Cayman Islands)	831,687
		2,658,319
	Internet Software/ Services (15.1%)
3,139	Baidu.com, Inc. (ADR) (Cayman Islands) (a)	945,122
4,239	Google Inc. (Class A) (a)	1,787,120
115,800	Tencent Holdings Ltd. (Cayman Islands) (b)	1,348,285
		4,080,527
	Investment Banks/ Brokers (9.0%)
104,515	BM&F Bovespa SA (Brazil)	624,052
1,913	CME Group Inc.	595,153
16,691	Greenhill & Co., Inc.	1,205,257
		2,424,462
	Miscellaneous Commercial Services (3.0%)
20,419	Costar Group, Inc. (a)	814,106
	Oil & Gas Production (8.6%)
32,189	Southwestern Energy Co. (a)	1,250,543
27,643	Ultra Petroleum Corp. (Canada) (a)	1,078,077
		2,328,620
	Packaged Software (2.4%)
16,788	Salesforce.com Inc. (a)	640,797
	Services to the Health Industry (3.4%)
24,688	Athenahealth, Inc. (a)	913,703
	Telecommunication Equipment (2.6%)
9,750	Research In Motion Ltd. (Canada) (a)	692,738

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Wholesale Distributors (2.8%)
282,000	Li & Fung Ltd. (Bermuda) (b)(c)	$753,813
	Total Common Stocks (Cost $27,458,351)	26,526,577
NUMBER OF SHARES (000)
	Short-Term Investment (d) (1.9%) Investment Company
506	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $506,335)	506,335
Total Investments (Cost $27,964,686) (e)	100.1%	27,032,912
Liabilities in Excess of Other Assets	(0.1)	(15,866)
Net Assets	100.0%	$27,017,046

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with market value equal to $2,102,098 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (c)  Security trades on a Hong Kong exchange.

  (d)  See note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,944,075 and the aggregate gross unrealized depreciation is $4,875,849, resulting in net unrealized depreciation of $931,774.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments by Industry Classification ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/ Services	$4,080,527	15.1%
Internet Retail	2,658,319	9.8
Investment Banks/Brokers	2,424,462	9.0
Oil & Gas Production	2,328,620	8.6
Biotechnology	1,905,509	7.1
Finance/Rental/Leasing	1,796,588	6.7
Financial Conglomerates	1,578,754	5.8
Computer Processing Hardware	1,513,176	5.6
Chemicals: Agricultural	1,365,626	5.1
Services To The Health Industry	913,703	3.4
Electronic Production Equipment	831,535	3.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Miscellaneous Commercial Services	$814,106	3.0%
Wholesale Distributors	753,813	2.8
Air Freight/Couriers	751,550	2.8
Telecommunication Equipment	692,738	2.6
Packaged Software	640,797	2.4
Casino/Gaming	521,699	1.9
Investment Company	506,335	1.8
Financial Publishing/ Services	497,234	1.8
Construction Materials	252,955	0.9
Home Building	172,376	0.6
Electric Utilities	32,490	0.1
	$27,032,912	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (62.5%)
	Advertising/Marketing Services (0.6%)
34,400	Omnicom Group, Inc.	$1,086,352
	Aerospace & Defense (1.9%)
38,135	Northrop Grumman Corp.	1,742,007
41,255	Raytheon Co.	1,832,960
		3,574,967
	Airlines (0.3%)
54,280	Continental Airlines, Inc. (Class B) (a)	480,921
	Biotechnology (2.4%)
24,150	Celgene Corp. (a)	1,155,336
33,870	Gilead Sciences, Inc. (a)	1,586,471
49,595	Vertex Pharmaceuticals Inc. (a)	1,767,566
		4,509,373
	Computer Communications (0.8%)
84,855	Cisco Systems, Inc. (a)	1,581,697
	Computer Peripherals (1.0%)
135,970	EMC Corp. (a)	1,781,207
	Computer Processing Hardware (1.9%)
24,330	Apple Inc. (a)	3,465,322
	Contract Drilling (0.6%)
12,750	Diamond Offshore Drilling, Inc.	1,058,887
	Department Stores (0.4%)
19,240	Kohl's Corp. (a)	822,510
	Discount Stores (0.5%)
21,170	Costco Wholesale Corp.	967,469
	Electric Utilities (1.1%)
69,635	American Electric Power Co., Inc.	2,011,755
	Electrical Products (0.5%)
29,630	Emerson Electric Co.	960,012
	Electronic Components (1.4%)
159,320	Corning Inc.	2,558,679
	Electronic Production Equipment (0.7%)
66,410	Applied Materials, Inc.	728,518
24,895	KLA-Tencor Corp.	628,599
		1,357,117
	Electronics/Appliances (0.8%)
60,720	Sony Corp. (ADR) (Japan)	1,570,219

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Finance/Rental/Leasing (0.6%)
17,360	VISA Inc. (Class A)	$1,080,834
	Financial Conglomerates (0.9%)
226,810	Citigroup, Inc. (Note 4)	673,626
28,860	JPMorgan Chase & Co.	984,415
		1,658,041
	Food: Major Diversified (1.6%)
32,220	Kellogg Co.	1,500,485
60,340	Kraft Foods Inc. (Class A)	1,529,016
		3,029,501
	Home Building (0.9%)
99,510	Gafisa S.A. (ADR) (Brazil)	1,641,915
	Home Improvement Chains (0.6%)
58,815	Lowe's Companies, Inc.	1,141,599
	Household/Personal Care (0.5%)
12,740	Colgate-Palmolive Co.	901,228
	Information Technology Services (1.6%)
28,218	International Business Machines Corp.	2,946,524
	Integrated Oil (1.7%)
23,260	Exxon Mobil Corp.	1,626,107
30,325	Hess Corp.	1,629,969
		3,256,076
	Internet Software/Services (0.7%)
3,295	Google Inc. (Class A) (a)	1,389,139
	Investment Banks/Brokers (1.4%)
31,090	Lazard Ltd. (Class A) (Bermuda)	836,943
96,606	Charles Schwab Corp. (The)	1,694,469
		2,531,412
	Investment Managers (0.5%)
41,895	AllianceBerstein Holding LP	841,671
	Major Banks (0.8%)
117,465	Bank of America Corp.	1,550,538
	Major Telecommunications (1.6%)
124,035	AT&T Inc.	3,081,029
	Medical Specialties (2.9%)
11,290	Bard (C.R.), Inc.	840,540
22,660	Covidien Ltd.	848,390
40,860	St. Jude Medical, Inc. (a)	1,679,346

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
33,960	Thermo Fisher Scientific, Inc. (a)	$1,384,549
15,515	Zimmer Holdings, Inc. (a)	660,939
		5,413,764
	Miscellaneous Commercial Services (1.1%)
130,815	E-House China Holdings Ltd (ADR) (China)	2,019,784
	Motor Vehicles (0.6%)
41,110	Honda Motor Co., Ltd. (ADR) (Japan)	1,125,181
	Oilfield Services/Equipment (1.8%)
45,285	Halliburton Co.	937,399
30,705	Smith International, Inc.	790,654
84,925	Weatherford International Ltd. (Switzerland)	1,661,133
		3,389,186
	Other Consumer Services (0.5%)
50,930	eBay Inc. (a)	872,431
	Packaged Software (5.1%)
121,270	Microsoft Corp. (a)	2,882,588
179,520	Oracle Corp. (a)	3,845,318
91,505	Sybase, Inc. (a)	2,867,767
		9,595,673
	Pharmaceuticals: Major (1.2%)
38,100	Johnson & Johnson	2,164,080
	Precious Metals (8.9%)
141,540	Barrick Gold Corp. (Canada)	4,748,667
42,170	Freeport-McMoRan Copper & Gold, Inc.	2,113,139
166,575	Goldcorp Inc. (Canada)	5,788,481
216,890	Kinross Gold Corp. (Canada)	3,936,553
		16,586,840
	Property - Casualty Insurers (0.3%)
12,610	Chubb Corp. (The)	502,887
	Recreational Products (1.4%)
214,500	Activision Blizzard Inc.	2,709,135
	Restaurants (1.3%)
43,110	McDonald's Corp.	2,478,394
	Semiconductors (2.0%)
111,910	Intel Corp.	1,852,110
191,441	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	1,801,457
		3,653,567

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Specialty Stores (0.3%)
25,560	Staples, Inc.	$515,545
	Specialty Telecommunications (1.6%)
339,710	Qwest Communications International, Inc. (a)	1,409,796
180,329	Windstream Corp.	1,507,550
		2,917,346
	Steel (1.1%)
42,525	AK Steel Holding Corp. (a)	816,055
34,250	United States Steel Corp.	1,224,095
		2,040,150
	Telecommunication Equipment (0.6%)
73,430	Nokia Corp. (ADR) (Finland)	1,070,609
	Tobacco (1.7%)
69,050	Altria Group, Inc.	1,131,730
46,075	Philip Morris International	2,009,791
		3,141,521
	Trucks/Construction/Farm Machinery (0.3%)
17,725	PACCAR, Inc.	576,240
	Water Utilities (0.6%)
62,050	American Water Works Co. Inc.	1,185,775
	Wireless Telecommunications (0.9%)
121,815	Metropcs Communications Inc. (a)	1,621,358
	Total Common Stocks (Cost $103,499,443)	116,415,460

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (8.6%)
	Accident & Health Insurance (0.0%)
$65	Travelers Co. Inc. (The)	5.80%	05/15/18	66,928
15	Travelers Co. Inc. (The)	5.90	06/02/19	15,482
				82,410
	Advertising/Marketing Services (0.1%)
100	WPP Finance (United Kingdom)	8.00	09/15/14	101,659
	Aerospace & Defense (0.1%)
40	Boeing Co. (The)	6.00	03/15/19	43,698
88	Systems 2001 Asset Trust - 144A (Cayman Islands) (b)	6.664	09/15/13	88,298
				131,996

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Agricultural Commodities/Milling (0.0%)
$55	Archer Daniels	5.45%	03/15/18	$57,932
25	Bunge Limited Finance Corp.	8.50	06/15/19	26,185
				84,117
	Airlines (0.1%)
152	America West Airlines, LLC (Series 2001-1G)	7.10	04/02/21	117,377
	Banking (0.1%)
40	Capital One Financial Corp.	7.375	05/23/14	41,289
80	KFW	4.875	06/17/19	83,059
				124,348
	Beverages: Alcoholic (0.1%)
25	Constellation Brands Inc.	7.25	09/01/16	23,250
50	Diageo Capital PLC (United Kingdom)	5.75	10/23/17	52,249
40	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	45,302
95	FBG Finance Ltd. - 144A (Australia) (b)	5.125	06/15/15	89,105
				209,906
	Beverages: Non-Alcoholic (0.0%)
55	Coca-Cola Co.	4.875	03/15/19	56,623
	Biotechnology (0.1%)
45	Amgen Inc.	5.70	02/01/19	47,563
90	Amgen Inc.	5.85	06/01/17	95,651
60	Biogen Idec Inc.	6.875	03/01/18	60,890
				204,104
	Brewery (0.0%)
25	Anheuser-Busch Inbev Worldwide Inc 144 (b)	5.375	11/15/14	25,252
50	Anheuser-Busch Inbev Worldwide Inc 144 (b)	7.20	01/15/14	53,808
				79,060
	Broadcasting (0.0%)
90	Grupo Televisa SA	6.00	05/15/18	85,303
	Cable/Satellite TV (0.1%)
165	Comcast Corp.	5.70	05/15/18	166,173
30	Comcast Corp.	6.50	01/15/15	31,857
45	CSC Holdings, Inc.	7.625	07/15/18	41,906
				239,936
	Cellular Telephone (0.0%)
40	U.S. West Communications, Inc.	6.875	09/15/33	29,400

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Chemicals: Agricultural (0.0%)
$25	Monsanto Co.	5.125%	04/15/18	$25,946
35	Potash Corp. of Saskatchewan (Canada)	6.50	05/15/19	37,782
				63,728
	Chemicals: Major Diversified (0.0%)
55	E.I. du Pont de Nemours & Co.	6.00	07/15/18	59,390
	Computer Communications (0.0%)
60	Cisco Systems Inc.	4.95	02/15/19	60,111
25	Cisco Systems Inc.	5.90	02/15/39	24,705
				84,816
	Computer Processing Hardware (0.0%)
60	Hewlett-Packard Co.	4.75	06/02/14	62,705
20	Hewlett-Packard Co.	5.50	03/01/18	21,060
				83,765
	Computer Software & Equipment (0.0%)
25	Microsoft Corp.	4.20	06/01/19	24,473
	Construction Materials (0.0%)
75	CRH America Inc.	6.00	09/30/16	66,839
	Data Processing Services (0.0%)
40	Fiserv Inc.	6.80	11/20/17	40,517
	Discount Stores (0.1%)
80	Wal-Mart Stores Inc.	4.125	02/01/19	78,012
120	Wal-Mart Stores Inc.	4.25	04/15/13	124,791
				202,803
	Diversified Manufacturing (0.1%)
200	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14	186,955
	Drugstore Chains (0.1%)
155	CVS Lease Pass-Through Trust - 144A (b)	6.036	12/10/28	133,028
60	Walgreen Co.	5.25	01/15/19	62,533
				195,561
	Education (0.0%)
65	Duke University	5.15	04/01/19	67,183
	Electric Utilities (0.6%)
50	Alabama Power	5.80	11/15/13	54,224
55	CenterPoint Energy Resources, Corp.	6.25	02/01/37	41,497
25	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	26,688
55	Detroit Edison Co. (The)	6.125	10/01/10	57,002
105	E. ON International Finance BV - 144A (b) (Netherlands)	5.80	04/30/18	109,432

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$85	Electricite de France 144A (b) (France)	6.50%	01/26/19	$93,262
45	FPL Group Capital Inc.	6.00	03/01/19	48,423
75	Ohio Edison Co.	6.40	07/15/16	76,715
50	Ohio Power Company (Series K)	6.00	06/01/16	50,997
30	PACIFICORP	5.50	01/15/19	31,788
55	Peco Energy Co.	5.35	03/01/18	56,350
55	PPL Energy Supply Co.	6.30	07/15/13	57,714
35	Progress Energy Note	5.30	01/15/19	36,608
35	Progress Energy Inc.	7.05	03/15/19	38,902
55	Public Service Co. of Colorado	6.50	08/01/38	62,599
50	Public Service Electric & Gas Co. (Series B)	5.00	01/01/13	51,722
55	Texas Eastern Transmission	7.00	07/15/32	58,022
45	Union Electric Co.	6.70	02/01/19	47,112
95	Virginia Electric & Power Co.	8.875	11/15/38	127,724
				1,126,781
	Electrical Products (0.1%)
90	Cooper Industries, Inc.	5.25	11/15/12	96,193
40	Emerson Electric Co.	4.875	10/15/19	40,093
15	Emerson Electric Co.	5.00	04/15/19	15,120
				151,406
	Electronic Components (0.0%)
75	Koninklijke (Royal) Phillips Electronics N.V. (Netherlands)	5.75	03/11/18	75,727
	Electronic Equipment/Instruments (0.0%)
65	Xerox Corp.	6.35	05/15/18	58,107
	Electronic Production Equipment (0.0%)
50	KLA Tencor Corp.	6.90	05/01/18	45,025
	Electronics/Appliances (0.1%)
80	LG Electronics Inc. - 144A (South Korea) (b)	5.00	06/17/10	79,553
	Finance (0.1%)
100	Pearson Dollar Finance Two PLC - 144A (b) (United Kingdom)	6.25	05/06/18	96,086
	Finance/Rental/Leasing (0.1%)
110	Nationwide Building Society - 144A (United Kingdom) (b)	4.25	02/01/10	109,726
75	SLM Corp.	8.45	06/15/18	64,256
				173,982

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Financial Conglomerates (1.0%)
$110	American Express Credit Corp.	7.30%		08/20/13	$114,469
35	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	29,008
110	Citigroup Inc. (Note 4)	5.875		05/29/37	86,207
185	Citigroup Inc. (Note 4)	6.125		11/21/17	162,456
70	Citigroup Inc. (Note 4)	6.125		05/15/18	61,327
215	General Electric Capital Corp.	5.625		05/01/18	203,689
800	JPMorgan Chase & Co.	2.125		12/26/12	796,616
65	JPMorgan Chase & Co.	4.75		05/01/13	65,882
215	JPMorgan Chase & Co.	6.00		01/15/18	213,935
50	Principal Financial Group Inc.	8.875		05/15/19	52,577
40	Prudential Financial, Inc.	6.625		12/01/37	34,758
20	Prudential Financial, Inc. (Series D)	7.375		06/15/19	19,671
					1,840,595
	Food Retail (0.1%)
15	Delhaize America, Inc.	9.00		04/15/31	18,257
50	Delhaize America, Inc.	5.875		02/01/14	51,386
40	Kroger Co. (The)	5.00		04/15/13	40,955
10	Kroger Co. (The)	6.40		08/15/17	10,619
					121,217
	Food: Major Diversified (0.2%)
30	ConAgra Foods, Inc.	7.00		10/01/28	29,886
55	ConAgra Foods, Inc.	8.25		09/15/30	61,510
55	General Mills Inc.	5.25		08/15/13	58,144
50	General Mills Inc.	5.65		02/15/19	52,355
60	Kraft Foods Inc.	6.125		02/01/18	62,139
85	Kraft Foods Inc.	6.125		08/23/18	88,180
10	Kraft Foods Inc.	7.00		08/11/37	10,594
					362,808
	Foods & Beverages (0.1%)
65	Dr. Pepper Snapple Group Inc. - 144A (b)	6.82		05/01/18	68,853
	Gas Distributors (0.2%)
75	NiSource Finance Corp.	6.80		01/15/19	70,402
130	NiSource Finance Corp.	1.231	(d)	11/23/09	128,980
95	Questar Market Resources Inc.	6.80		04/01/18	89,655
					289,037
	Home Improvement Chains (0.1%)
105	Home Depot Inc. (The)	5.40		03/01/16	104,958

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Household/Personal Care (0.0%)
$20	Procter & Gamble Co. (The)	4.60%	01/15/14	$21,055
35	Procter & Gamble Co. (The)	4.70	02/15/19	35,563
				56,618
	Industrial Conglomerates (0.2%)
370	General Electric Co.	5.25	12/06/17	363,967
70	Honeywell International Inc.	5.30	03/01/18	73,232
				437,199
	Industrial Machinery (0.0%)
65	Parker-Hannifin Corp.	5.50	05/15/18	66,586
	Industrial Specialties (0.0%)
35	Cox Communications Inc. - 144A (b)	8.375	03/01/39	39,139
	Information Technology Services (0.1%)
100	IBM Corp.	7.625	10/15/18	119,734
	Insurance Brokers/Services (0.1%)
140	Farmers Exchange Capital - 144A (b)	7.05	07/15/28	97,128
	Integrated Oil (0.1%)
85	Chevron Corp.	4.95	03/03/19	87,998
120	ConcoPhillips	5.20	05/15/18	121,393
20	ConcoPhillips	5.75	02/01/19	21,059
				230,450
	International Banks (0.0%)
65	UBS AG	5.875	12/20/17	60,630
	Investment Banks/Brokers (0.5%)
130	Bear Stearns Co. Inc.	7.25	02/01/18	137,237
60	Bear Stearns Co. Inc.	6.40	10/02/17	60,202
80	Goldman Sachs Group Inc. (The)	6.75	10/01/37	71,328
270	Goldman Sachs Group Inc. (The)	6.15	04/01/18	263,303
225	Merrill Lynch & Co. (Series MTN)	6.875	04/25/18	208,584
90	NYSE Euronext	4.80	06/28/13	93,249
				833,903
	Life/Health Insurance (0.1%)
30	MetLife Inc. (Note 4)	6.75	06/01/16	30,583
75	MetLife Inc. (Series A) (Note 4)	6.817	08/15/18	75,660
10	MetLife Inc. (Note 4)	7.717	02/15/19	10,715
				116,958
	Major Banks (0.6%)
60	Bank of America Corp.	5.65	05/01/18	53,107

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$185	Bank of America Corp.	5.75%	12/01/17	$164,994
90	Bank of New York Mellon Corp. (Series G)	4.50	04/01/13	91,665
50	Bank of New York Mellon Corp.	5.125	08/27/13	52,679
75	Barclays Bank Plc. (United Kingdom)	6.75	05/22/19	74,515
50	BB&T Corp.	6.85	04/30/19	52,091
40	Credit Suisse Group (Switzerland)	6.00	02/15/18	39,999
45	Credit Suisse USA Inc. (Switzerland)	5.125	08/15/15	46,205
130	HBOS Plc - 144A (b) (United Kingdom)	6.75	05/21/18	98,286
115	HSBC Finance Corp.	6.75	05/15/11	118,293
60	PNC Funding Corp.	6.70	06/10/19	61,996
20	State Street Corp.	4.30	05/30/14	19,794
55	Wachovia Corp.	5.50	05/01/13	56,864
235	Wells Fargo & Co.	5.625	12/11/17	231,701
				1,162,189
	Major Telecommunications (0.6%)
50	AT&T Corp.	8.00	11/15/31	57,870
20	AT&T Inc .	5.60	05/15/18	20,143
145	AT&T Inc .	6.30	01/15/38	140,561
60	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.75	06/15/30	70,426
35	France Telecom S.A. (France)	8.50	03/01/31	45,077
55	Rogers Communications Inc. (Canada)	6.80	08/15/18	59,062
95	SBC Communications, Inc.	6.15	09/15/34	90,466
45	Telecom Italia Capital SA (Luxembourg)	4.95	09/30/14	43,128
60	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	60,799
65	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	66,006
125	Telefonica Europe BV (Netherlands)	8.25	09/15/30	155,186
145	Verizon Communications Inc.	5.50	02/15/18	144,245
120	Verizon Communications Inc.	6.35	04/01/19	125,062
50	Verizon Communications Inc.	8.95	03/01/39	63,332
25	Verizon Wireless Capital LLC - 144A (b)	5.55	02/01/14	26,567
				1,167,930
	Managed Health Care (0.1%)
80	Unitedhealth Group Inc.	6.00	02/15/18	76,905
10	WellPoint Inc.	7.00	02/15/19	10,356
				87,261
	Marine Shipping (0.1%)
40	Union Pacific Corp.	6.125	02/15/20	41,557
75	Union Pacific Corp.	7.875	01/15/19	85,999
				127,556

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Media Conglomerates (0.3%)
$90	News America Inc. - 144A (b)	6.90%		03/01/19	$93,947
80	Time Warner Cable Inc.	6.75		07/01/18	83,466
35	Time Warner Cable Inc.	6.75		06/15/39	34,173
25	Time Warner Cable Inc.	8.25		04/01/19	28,414
65	Time Warner Cable Inc.	8.75		02/14/19	75,848
40	Time Warner, Inc.	5.875		11/15/16	39,478
60	Time Warner, Inc.	7.70		05/01/32	59,116
65	Viacom, Inc.	6.875		04/30/36	60,059
55	Vivendi - 144A (France) (b)	6.625		04/04/18	55,460
					529,961
	Medical Specialties (0.0%)
20	Baxter International	5.375		06/01/18	20,979
20	Hospira Inc (Series G)	6.40		05/15/15	21,079
					42,058
	Motor Vehicles (0.1%)
60	DaimlerChrysler North American Holdings Co.	7.30		01/15/12	62,168
45	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	47,458
50	Harley-Davidson Funding - 144A (b)	6.80		06/15/18	43,450
					153,076
	Multi-Line Insurance (0.1%)
190	AIG SunAmerica Global Financing VI - 144A (b)	6.30		05/10/11	178,572
50	Allstate Corp. (Note 4)	7.45		05/16/19	54,188
225	Two-Rock Pass-Through - 144A (Bahamas) (b)	1.896	(d)(e)		731
					233,491
	Oil & Gas Pipelines (0.2%)
20	Colorado Interstate Gas Co.	6.80		11/15/15	20,646
50	El Paso Corporation	8.25		02/15/16	48,875
65	Enterprise Products Operation	6.50		01/31/19	66,177
100	GAZ Capital SA - 144A (Luxembourg) (b)	6.51		03/07/22	75,500
85	Kinder Morgan Finance Co. (Canada)	5.70		01/05/16	73,313
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	54,255
					338,766
	Oil & Gas Production (0.2%)
40	Apache Corp.	6.90		09/15/18	45,876
70	Devon Financing Corp. (Canada)	7.875		09/30/31	82,659
50	Encana Corp.	5.90		12/01/17	51,342
5	Encana Corp.	6.50		05/15/19	5,370

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$95	XTO Energy Inc.	5.50%	06/15/18	$95,362
				280,609
	Oil Related (0.0%)
55	Transocean Inc. (Cayman Islands)	6.00	03/15/18	57,276
	Oilfield Services/Equipment (0.1%)
70	Weatherford International Inc. (Switzerland)	6.00	03/15/18	68,855
	Other Metals/Minerals (0.1%)
30	Brascan Corp. (Canada)	7.125	06/15/12	29,477
40	Rio Tinto Finance USA Ltd. (Australia)	6.50	07/15/18	40,091
				69,568
	Pharmaceuticals: Major (0.4%)
35	Astrazeneca PLC (United Kingdom)	5.90	09/15/17	37,540
15	Bristol-Myers Squibb	5.45	05/01/18	15,920
50	GlaxoSmithKline Capital Inc.	5.65	05/15/18	53,053
165	Merck & Co Inc	5.00	06/30/19	167,394
70	Novartis Capital Corp.	4.125	02/10/14	72,131
180	Pfizer Inc.	6.20	03/15/19	197,215
115	Roche Holdings Inc. - 144A (b)	6.00	03/01/19	122,848
15	Wyeth	5.45	04/01/17	15,688
				681,789
	Property - Casualty Insurers (0.2%)
80	Ace INA Holdings Inc.	5.60	05/15/15	81,082
140	Berkshire Hathaway Finance Corp.	5.40	05/15/18	144,528
25	Chubb Corp. (The)	5.75	05/15/18	25,976
85	Platinum Underwriters Finance Inc. (Series B)	7.50	06/01/17	72,630
130	Xlliac Global Funding - 144A (b)	4.80	08/10/10	121,099
				445,315
	Railroads (0.1%)
25	Canadian National Railway Co. (Canada)	5.55	05/15/18	26,162
20	Canadian National Railway Co. (Canada)	5.55	03/01/19	20,761
100	Korea Railroad Corp. - 144A (b) (South Korea)	5.375	05/15/13	97,841
55	Norfolk Southern Corp.	5.75	01/15/16	57,044
				201,808
	Real Estate Investment Trusts (0.0%)
35	Simon Property Group LP	6.75	05/15/14	35,204
	Regional Banks (0.1%)
65	U.S. Bancorp	4.20	05/15/14	65,806
	Restaurants (0.1%)
15	McDonalds Corp.	5.00	02/01/19	15,407

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$50	Yum! Brands, Inc.	8.875%		04/15/11	$54,602
30	Yum! Brands, Inc.	6.25		03/15/18	30,919
					100,928
	Savings Banks (0.1%)
75	Household Finance Corp.	6.375		10/15/11	76,731
155	Sovereign Bancorp, Inc.	0.842	(d)	03/23/10	143,070
					219,801
	Services to the Health Industry (0.0%)
65	Medco Health Solutions, Inc.	7.125		03/15/18	68,561
	Steel (0.1%)
115	ArcelorMittal (Luxembourg)	9.85		06/01/19	124,308
75	ArcelorMittal - 144A (b) (Luxembourg)	6.125		06/01/18	65,733
					190,041
	Telecommunication Equipment (0.0%)
30	Corning Inc.	6.625		05/15/19	30,716
	Telecommunications (0.0%)
20	Qwest Corp.	6.50		06/01/17	17,700
	Tobacco (0.1%)
60	Altria Group Inc.	9.25		08/06/19	67,488
50	BAT International Finance PLC - 144A (b) (United Kingdom)	9.50		11/15/18	58,862
75	Phillip Morris International Inc.	5.65		05/16/18	78,752
					205,102
	Trucks/Construction/Farm Machinery (0.1%)
30	Caterpillar Financial Services Corp. (Series F)	4.90		08/15/13	29,914
20	Caterpillar Inc.	7.90		12/15/18	23,106
50	John Deere Capital Corp. (Series MTN)	5.75		09/10/18	51,109
					104,129
	Wireless Telecommunications (0.0%)
45	Vodafone Group PLC. (United Kingdom)	5.625		02/27/17	45,776
	Total Corporate Bonds (Cost $16,211,988)				16,006,021
	U.S. Government Agencies - Mortgage-Backed Securities (0.2%)
	Federal Home Loan Mortgage Corp. (PC) Gold
3		6.50		05/01/29 - 12/01/31	2,818
153		8.00		11/01/30	168,696

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Federal National Mortgage Assoc.
$2		6.50%		11/01/29	$2,497
172		7.50		09/01/30 - 10/01/32	186,941
54		8.00		03/01/30 - 05/01/31	58,612
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $403,475)				419,564
	U.S. Government Agencies & Obligations (9.7%)
	Federal National Mortgage Assoc.
1,640		2.875		12/11/13	1,655,183
	Federal Home Loan Mortgage Corp.
150		1.75		06/15/12	149,562
150		3.75		03/27/19	147,694
250		6.75		03/15/31	310,892
1,080		4.875		06/13/18	1,164,344
	U.S. Treasury Inflation Index Bond (TIPS)
158		3.625		04/15/28	192,900
	U.S. Treasury Note
1,715		3.50		02/15/39	1,483,480
150		4.25		05/15/39	148,523
325		1.75		01/31/14	315,963
1,930		1.75		03/31/14	1,867,277
750		1.875		02/28/14	730,840
2,400		1.375		03/15/12	2,396,064
3,500		0.875		03/31/11	3,496,311
2,000		1.375		05/15/12	1,989,386
796		3.125		05/15/19	770,132
	U.S. Treasury Strip
735		0.00		11/15/19	483,349
1,330		0.00		11/15/21	768,850
	Total U.S. Government Agencies & Obligations (Cost $18,414,496)				18,070,750
	Asset-Backed Securities (0.3%)
171	Capital Auto Receivables Assets Trust 2006-2 A3A	4.98		05/15/11	173,923
72	Capital Auto Receivables Assets Trust 2007-SN1 Class A3B	0.379	(d)	07/15/10	70,735
34	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	34,155
70	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	70,129

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$87	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41%	06/15/12	$88,643
74	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07	02/15/12	74,959
	Total Asset-Backed Securities (Cost $507,950)			512,544
	Municipal Bonds (0.1%)
	General Obligation
45	State of California	5.95	04/01/16	3,291
	Transportation
75	Illinois State Toll Highway Authority (The)	6.184	01/01/34	87,415
	Total Municipal Bonds (Cost $130,223)			130,706
	Foreign Government Obligations (0.2%)
230	Brazilian Government International Bond	6.00	01/17/17	237,245
105	Italy Republic	6.88	09/27/23	118,129
25	Republic of Portugal	7.13	03/30/19	26,813
	Total Foreign Government Obligations (Cost $377,198)			382,187
NUMBER OF SHARES
	Investment Trust/Mutual Funds (2.1%)
100,770	Ishares FTSE/Xinhya China 25 Index Fund (Cost $2,715,656)			3,866,545
NUMBER OF CONTRACTS
	Call Options Purchased (0.0%)
66	Euro$ 2Yr Mid-CRV Futures September/2009 @ 97.75 (Cost $51,125)			6,600
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (16.1%)
	U.S. Government Obligations (g) (0.4%)
$740	U.S. Treasury Bills (Cost $739,256) (c)	0.27	05/14/09	739,256

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (h) (15.7%)
29,315	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $29,314,704)	$29,314,704
	Total Short-Term Investments (Cost $30,053,960)	30,053,960

Total Investments (Cost $172,365,514) (i)(j)	99.8%	185,864,337
Total Written Options Outstanding (premiums received $6,879)	(0.0)	(344)
Other Assets in Excess of Liabilities	0.2	401,318
Net Assets	100.0%	$186,265,311

  ADR  American Depositary Receipt.

  MTN  Medium-Term Note.

  PC  Participation Certificate.

  TIPS  Treasury Inflation-Protected Security.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  A portion of this security has been physically segregated in connection with open future contracts.

  (d)  Variable rate security. Rate shown is the rate in effect at June 30, 2009.

  (e)  Foreign security issued with perpetual maturity.

  (f)  Security issued with perpetual maturity.

  (g)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (h)  See Note 4 to the financial statements regarding investments in Morgan Staney Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (i)  Securities have been designated as collateral in connection with open futures contracts and open swap contracts.

  (j)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $23,719,824 and the aggregate gross unrealized depreciation is $10,221,001, resulting in net unrealized appreciation of $13,498,823.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

SUMMARY OF INVESTMENTS

PORTFOLIO COMPOSITION	MARKET VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$120,282,005	64.7%
Short-Term Investments	30,053,960	16.2
U.S. Government Agencies and Obligations	18,490,314	9.9
Corportate/Municipal Bonds	16,136,727	8.7
Asset-Backed Securities	512,544	0.3
Foreign Government Obligations	382,187	0.2
Put Options Purchased	6,600	0.0
TOTAL INVESTMENTS	$185,864,337++	100.0%

  ++  Does not include open long/short futures contracts with an underlying face amount of $11,899,366 with net unrealized depreciation of $21,486. Also does not include open swap contracts with net unrealized depreciation of $177,214.

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
21	Long	U.S. Treasury Notes 2 Year, September 2009	$4,540,594	$(7,866)
4	Long	90 Day Euro$ Futures March 2011	973,550	(2,794)
4	Long	90 Day Euro$ Futures June 2011	970,200	(3,278)
4	Long	90 Day Euro$ Futures September 2011	967,200	(3,615)
4	Long	90 Day Euro$ Futures December 2011	964,400	(3,747)
7	Long	U.S. Treasury Notes 5 Year, September 2009	803,031	(2,274)
3	Short	U.S. Treasury Notes 20 Year, September 2009	(355,078)	(8,851)
20	Short	U.S. Treasury Notes 10 Year, September 2009	(2,325,313)	10,939
Net Unrealized Depreciation				$(21,486)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

OPTIONS WRITTEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
55	Euro$ 2 Year Mid-Crv Futures	$98.50	September 2009	$6,879	$344

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Merrill Lynch Capital
Services Inc.
Dow Jones Index	Sell	$1,200	1.00%	June 20, 2014	$26,900	$(44,241)	$(17,341)	NR
Bank of America, N.A. Tyco Electronics Ltd.	Buy	165	5.00	June 20, 2014	(12,794)	(6,932)	(19,726)	BBB-
Net Credit Default Swap Contracts		$1,365			$14,106	$(51,173)	$(37,067)

  NR  Not Rated

  +  Credit Rating as issued by Standard & Poors.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

INTEREST RATE/ASSET SWAP CONTRACTS OPEN AT JUNE 30, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank***	$702	Fixed Rate 4.64%	Floating Rate 0.00# %	May 27, 2019	$(2,331)
UBS AG***	2,050	Fixed Rate 4.66	Floating Rate 0.00#	May 27, 2019	(5,248)
Barclays Bank^^	710	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2019	(42,144)
UBS AG^^	480	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2019	(27,526)
Barclays Bank	161	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	3,397
UBS AG	474	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	10,001
Barclays Bank^^	710	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(32,563)
Barclays Bank##	120	Floating Rate 2.408#	Fixed Rate 3.625###	April 15, 2028	3,023
JPMorgan Chase Bank N.A. New York^^	1,330	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2021	(54,758)
JPMorgan Chase Bank N.A. New York^^	735	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(27,806)
UBS AG^^	480	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(15,365)
Net Unrealized Depreciation					$(191,320)

  #  Floating rate based on USD-3 Months LIBOR.

  ##  Asset swap.

  ###  Fixed rate based on interest received from TIPS bond/note held by the Portfolio.

  ^^  Portfolio will receive $194,750, $132,622 and make payments of $275,331, $589,387, $279,388 and $179,658, respectively on termination date.

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
For the six months ended June 30, 2009 (unaudited)

	Money Market		Limited Duration		Income Plus	High Yield	Global Infrastructure
Assets:
Investments in securities, at value*	$196,962,392	(4)	$72,574,305		$237,566,334	$30,195,561 (2)	$82,303,907	(2)
Investments in affiliates, at value**	—		4,702,930		8,869,383	5,864,505	9,727,674
Unrealized appreciation on open forward foreign currency contracts	—		—		—	—	16,731
Unrealized appreciation on open swap contracts	—		65,928		144,882	—	—
Cash	5,674		—		—	194,383	52,438	(1)
Receivable for:
Investments sold	—		508,651		1,801,511	202,568	4,880,136
Shares of beneficial interest sold	2,636,645		476,535		1,292,378	392	—
Dividends	—		—		—	—	397,999
Interest and dividends from affiliates	—		24,689		89,223	403	344
Premium paid on open swap contracts	—		—		613,614	—	—
Interest	44,825		489,086		3,398,132	587,414	—
Foreign withholding taxes reclaimed	—		—		—	—	33,640
Variation margin	—		5,493		56,848	—	—
Periodic interest payment on open swap contracts						—
Prepaid expenses and other assets	42,104		8,328		26,824	9,161	24,367
Total Assets	199,691,640		78,866,545		253,880,747	37,054,387	97,437,236
Liabilities:
Collateral on securities loaned, at value	—		—		—	5,991,268	11,665,841
Written call options outstanding, at value	—		369	(3)	—	—	—
Unrealized depreciation on open swap contracts	—		389,185		295,033	—	—
Unrealized depreciation on open forward foreign currency contracts	—		—		—	—	156,489
Payable for:
Investments purchased	—		955,097		1,847,593	160,171	5,322,851
Shares of beneficial interest redeemed	115,314		41		8,809	16,523	23,273
Variation margin	—		—		—	—	—
Premium received on open swap contracts	—		—		—	—	—
Distribution fee (Class Y)	—		13,253		30,122	3,349	3,599
Investment advisory fee	29,338		19,848		90,414	10,940	39,779
Administration fee	8,745		5,411		17,328	2,142	5,638
Periodic interest on open swap contracts	—		2,797		3,749	—	—
Swap contracts collateral due to brokers	—		—		620,000	—	—
Transfer agent fee	250		250		250	250	250
Swap contracts termination	—		—		3,778	251,972	—
Accrued expenses and other payables	49,166		39,892		58,785	150,134	34,058
Total Liabilities	202,813		1,426,143		2,975,861	6,586,749	17,251,778
Net Assets	$199,488,827		$77,440,402		$250,904,886	$30,467,638	$80,185,458
Composition of Net Assets:
Paid-in-capital	$199,486,173		$112,779,934		$289,035,953	$335,083,476	$75,395,165
Accumulated undistributed net investment income (loss)	49		597,321		5,298,402	1,046,982	1,803,101
Accumulated undistributed net realized gain (loss)	2,605		(36,524,897)		(43,661,987)	(252,356,468)	(2,297,284)
Net unrealized appreciation (depreciation)	—		588,044		232,518	(53,306,352)	5,284,476
Net Assets	$199,488,827		$77,440,402		$250,904,886	$30,467,638	$80,185,458
* Cost	$196,962,392		$71,771,639		$236,769,412	$83,501,913	$76,886,706
** Affiliated Cost	$—		$4,687,583		$9,110,328	$5,864,505	$9,727,674
Class X Shares:
Net Assets	$100,874,921		$16,790,108		$110,749,756	$15,189,264	$63,827,287
Shares Outstanding (unlimited authorized shares of $.01 par value)	100,873,619		2,191,634		11,206,407	15,919,007	8,628,247
Net Asset Value Per Share	$1.00		$7.66		$9.88	$0.95	$7.40
Class Y Shares:
Net Assets	$98,613,906		$60,650,294		$140,155,130	$15,278,374	$16,358,171
Shares Outstanding (unlimited authorized shares of $.01 par value)	98,612,554		7,935,805		14,220,877	16,006,902	2,216,319
Net Asset Value Per Share	$1.00		$7.64		$9.86	$0.95	$7.38

(1)  Includes foreign currency valued at $52,438, $251, $351,190, and $157,456 respectively, with a cost of $52,671, $254, $341,486, and $156,031, respectively.

(2)  Includes securities loaned at value of $5,776,006, $11,155,783, $11,093,329 and $2,770,157 respectively.

(3)  Premium received $7,031.

(4)  Including repurchase agreements of $59,501,000.

See Notes to Financial Statements

	Income Builder	Dividend Growth	Global Dividend Growth		European Equity		Capital Opportunities
Assets:
Investments in securities, at value*	$27,758,085	$219,250,010	$82,643,265	(2)	$68,811,691	(2)	$219,337,523
Investments in affiliates, at value**	1,310,212	9,029,460	10,529,323		3,152,659		3,010,735
Unrealized appreciation on open forward foreign currency contracts	—	—	3,569		—		—
Unrealized appreciation on open swap contracts	—	—	—		—		—
Cash	251 (1)	—	351,190	(1)	157,456	(1)	—
Receivable for:
Investments sold	78,990	—	1,101,828		33,946		223,829
Shares of beneficial interest sold	1,410	1,436	6,522		—		7,812
Dividends	16,817	336,004	410,955		240,813		61,945
Interest and dividends from affiliates	772	643	428		326		988
Premium paid on open swap contracts	—	—	—		—		—
Interest	90,373	—	—		—		—
Foreign withholding taxes reclaimed	395	48,713	58,440		133,715		—
Variation margin	—	—	—		—		—
Periodic interest payment on open swap contracts	10,600		21,618
Prepaid expenses and other assets	13,356	19,466	12,959		10,874		31,074
Total Assets	29,270,661	228,685,732	95,118,479		72,541,480		222,673,906
Liabilities:
Collateral on securities loaned, at value	—	—	11,551,717		2,890,477		—
Written call options outstanding, at value	—	—	—		—		—
Unrealized depreciation on open swap contracts	—	—	—		—		—
Unrealized depreciation on open forward foreign currency contracts	—	—	108,559		—		—
Payable for:
Investments purchased	39,438	—	11,970		—		—
Shares of beneficial interest redeemed	11,660	64,622	69,552		95,944		585,796
Variation margin	—	—	—		—		—
Premium received on open swap contracts	—	—	—		—		—
Distribution fee (Class Y)	3,118	12,587	6,069		3,716		12,062
Investment advisory fee	17,109	110,212	48,952		44,702		82,184
Administration fee	2,078	16,253	5,893		4,953		15,886
Periodic interest on open swap contracts	—	—	—		—		—
Swap contracts collateral due to brokers	—	—	—		—		—
Transfer agent fee	250	250	250		250		250
Swap contracts termination	—	—	—		—		—
Accrued expenses and other payables	20,942	102,342	47,759		56,876		54,032
Total Liabilities	94,595	306,266	11,850,721		3,096,918		750,210
Net Assets	$29,176,066	$228,379,466	$83,267,758		$69,444,562		$221,923,696
Composition of Net Assets:
Paid-in-capital	$37,673,270	$477,564,316	$102,444,628		$91,263,071		$595,146,157
Accumulated undistributed net investment income (loss)	135,354	2,187,620	1,798,317		1,507,002		(395,731)
Accumulated undistributed net realized gain (loss)	(5,443,783)	(207,053,608)	(27,237,584)		(13,060,053)		(362,406,378)
Net unrealized appreciation (depreciation)	(3,188,775)	(44,318,862)	6,262,397		(10,265,458)		(10,420,352)
Net Assets	$29,176,066	$228,379,466	$83,267,758		$69,444,562		$221,923,696
* Cost	$30,927,664	$258,417,755	$76,282,033		$79,088,485		$229,757,908
** Affiliated Cost	$1,329,405	$14,180,577	$10,529,323		$3,152,659		$3,010,735
Class X Shares:
Net Assets	$15,164,208	$172,011,280	$55,791,479		$52,773,278		$168,285,760
Shares Outstanding (unlimited authorized shares of $.01 par value)	1,923,719	15,936,244	7,688,002		4,298,376		6,953,743
Net Asset Value Per Share	$7.88	$10.79	$7.26		$12.28		$24.20
Class Y Shares:
Net Assets	$14,011,858	$56,368,186	$27,476,279		$16,671,284		$53,637,936
Shares Outstanding (unlimited authorized shares of $.01 par value)	1,783,051	5,231,609	3,817,059		1,362,456		2,228,470
Net Asset Value Per Share	$7.86	$10.77	$7.20		$12.24		$24.07

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Assets and Liabilities continued
For the six months ended June 30, 2009 (unaudited)

	S&P 500 Index	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$111,084,569	$26,526,577	$156,378,487
Investments in affiliates, at value**	1,521,063	506,335	29,485,850
Unrealized appreciation on open forward foreign currency contracts	—	—	—
Unrealized appreciation on open swap contracts	—	—	43,321
Cash	—	—	—
Receivable for:
Investments sold	295,607	27,063	869,224
Shares of beneficial interest sold	—	—	30,265
Dividends	155,828	7,445	140,433
Interest and dividends from affiliates	118	163	7,657
Premium paid on open swap contracts	—	—	—
Interest	—	—	327,966
Foreign withholding taxes reclaimed	—	—	—
Variation margin	—	—	—
Periodic interest payment on open swap contracts			7,091
Prepaid expenses and other assets	15,258	10,406	20,139
Total Assets	113,072,443	27,077,989	187,310,433
Liabilities:
Collateral on securities loaned, at value	—	—	—
Written call options outstanding, at value	—	—	344	(5)
Unrealized depreciation on open swap contracts	—	—	220,535
Unrealized depreciation on open forward foreign currency contracts	—	—	—
Payable for:
Investments purchased	214,698	—	553,512
Shares of beneficial interest redeemed	68,056	16,869	69,495
Variation margin	3,135	—	540
Premium received on open swap contracts	—	—	50,957
Distribution fee (Class Y)	17,642	3,280	12,242
Investment advisory fee	11,875	15,958	62,054
Administration fee	7,995	1,932	13,172
Periodic interest on open swap contracts	—	—	2,646
Swap contracts collateral due to brokers	—	—	—
Transfer agent fee	250	250	250
Accrued expenses and other payables	59,074	22,654	59,375
Total Liabilities	382,725	60,943	1,045,122
Net Assets	$112,689,718	$27,017,046	$186,265,311
Composition of Net Assets:
Paid-in-capital	$141,899,341	$58,649,921	$182,643,805
Accumulated undistributed net investment income (loss)	1,173,742	13,787	1,274,391
Accumulated undistributed net realized gain (loss)	(34,233,914)	(30,714,892)	(10,991,264)
Net unrealized appreciation (depreciation)	3,850,549	(931,770)	13,338,379
Net Assets	$112,689,718	$27,017,046	$186,265,311
* Cost	$105,305,424	$27,458,351	$142,884,587
**Affiliated Cost	$3,449,848	$506,335	$29,480,927
Class X Shares:
Net Assets	$33,131,294	$12,327,304	$130,685,400
Shares Outstanding (unlimited authorized shares of $.01 par value)	4,001,320	1,037,700	11,931,657
Net Asset Value Per Share	$8.28	$11.88	$10.95
Class Y Shares:
Net Assets	$79,558,424	$14,689,742	$55,579,911
Shares Outstanding (unlimited authorized shares of $.01 par value)	9,652,385	1,258,976	5,087,819
Net Asset Value Per Share	$8.24	$11.67	$10.92

(5)  Premium received $6,879.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statement of Operations
For the six months ended June 30, 2009 (unaudited)

	Money Market	Limited Duration	Income Plus
Investment Income:
Income
Interest	$576,347	$1,205,707	$7,537,855
Interest and dividends from affiliates	—	26,038	74,766
Income from securities loaned - net	—	—	—
Dividends†	—	—	—
Total Income	576,347	1,231,745	7,612,621
†Net of foreign withholding taxes	—	—	—
Expenses
Investment advisory fee	472,193	115,679	500,603
Administration fee	52,466	30,848	95,353
Distribution fee (Class Y shares)	129,507	76,154	165,754
Professional fees	30,944	24,623	35,508
Transfer agent fees and expenses	250	250	250
Shareholder reports and notices	15,446	5,410	10,108
Trustees' fees and expenses	2,788	1,130	3,143
Registration fees	—	—	—
Custodian fees	6,084	5,408	8,251
Mutual fund insurance (Note 10)	44,848	—	—
Other	8,871	9,754	18,964
Total Expenses	763,397	269,256	837,934
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	—	(1,515)	(2,172)
Less: amounts waived	(218,939)	—	—
Net Expenses	544,458	267,741	835,762
Net Investment Income	31,889	964,004	6,776,859
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	2,748	118,129	(6,804,819)
Investments in affiliates	—	(11,608)	1,257
Futures contracts	—	(360,315)	(2,906,911)
Options written	—	62,454	—
Swap contracts	—	2,280,516	10,837,753
Foreign exchange transactions	—	(67)	(164)
Forward foreign currency contracts	—	—	—
Net Realized Gain	2,748	2,089,109	1,127,116
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	235,264	21,163,904
Investments in affiliates	—	41,211	(240,945)
Futures contracts	—	588,902	3,679,486
Swap contracts	—	(1,441,768)	(9,283,732)
Options written	—	41,679	—
Foreign exchange transactions	—	70	613
Net Appreciation (Depreciation)	—	(534,642)	15,319,326
Net Gain	2,748	1,554,467	16,446,442
Net Increase	$34,637	$2,518,471	$23,223,301

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statement of Operations continued
For the six months ended June 30, 2009 (unaudited)

	High Yield	Global Infrastrucure	Income Builder	Dividend Growth	Global Dividend Growth
Investment Income:
Income
Interest	$1,800,266	$—	$291,443	$—	$—
Interest and dividends from affiliates	3,540	1,338	2,958	64,259	3,059
Income from securities loaned - net	13,292	108,454	—	—	78,202
Dividends†	5,561	2,160,746	251,071	2,959,416	2,389,314
Total Income	1,822,659	2,270,538	545,472	3,023,675	2,470,575
†Net of foreign withholding taxes	—	237,056	10,881	33,941	197,111
Expenses
Investment advisory fee	59,154	213,310	96,219	593,441	271,140
Administration fee	11,268	29,938	11,489	87,114	32,375
Distribution fee (Class Y shares)	17,844	18,506	17,401	66,932	33,029
Professional fees	144,810	27,573	20,626	28,027	31,231
Transfer agent fees and expenses	250	250	250	250	250
Shareholder reports and notices	10,912	40,489	5,521	25,288	12,040
Trustees' fees and expenses	464	1,103	479	3,241	1,219
Registration fees	11	—	—	—	—
Custodian fees	—	39,127	4,594	5,373	19,210
Other	7,753	10,481	2,399	9,696	9,023
Total Expenses	252,466	380,777	158,978	819,362	409,517
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(1,045)	(583)	(874)	(1,854)	(979)
Less: amounts waived	—	—	—	—	—
Net Expenses	251,421	380,194	158,104	817,508	408,538
Net Investment Income (Loss)	1,571,238	1,890,344	387,368	2,206,167	2,062,037
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(3,819,842)	(1,910,683)	(4,178,556)	(9,038,666)	(1,149,264)
Investments in affiliates	—	—	—	—	—
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swap contracts	—	—	—	—	—
Foreign exchange transactions	11	(322,657)	(275)	—	(184,205)
Forward foreign currency contracts	—	152,300	—	—	(610,927)
Net Realized Loss	(3,819,831)	(2,081,040)	(4,178,831)	(9,038,666)	(1,944,396)
Change in Unrealized Appreciation/Depreciation on:
Investments	7,885,700	520,323	4,382,495	11,695,536	(1,921,351)
Investments in affiliates	—	—	(19,193)	(1,631,641)	—
Futures contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	—	—	—	—
Forward foreign currency contracts	—	(186,810)	—	—	(104,990)
Foreign exchange transactions	—	30,634	(3)	—	456,621
Net Appreciation (Depreciation)	7,885,700	364,147	4,363,299	10,063,895	(1,569,720)
Net Gain (Loss)	4,065,869	(1,716,893)	184,468	1,025,229	(3,514,116)
Net Increase (Decrease)	$5,637,107	$173,451	$571,836	$3,231,396	$(1,452,079)

See Notes to Financial Statements

	European Equity	Capital Opportunities	S&P 500 Index	Aggressive Equity	Strategist
Investment Income:
Income
Interest	$—	$—	$—	$—	$523,075
Interest and dividends from affiliates	1,950	7,727	11,547	2,302	77,848
Income from securities loaned - net	85,834	—	—	—	—
Dividends†	1,821,345	1,045,658	1,394,876	124,359	1,095,081
Total Income	1,909,129	1,053,385	1,406,423	126,661	1,696,004
†Net of foreign withholding taxes	238,671	28,539	76	3,379	14,395
Expenses
Investment advisory fee	281,829	415,251	62,819	80,538	373,844
Administration fee	25,915	79,095	41,879	9,616	71,208
Distribution fee (Class Y shares)	19,321	60,514	92,262	16,308	64,494
Professional fees	31,505	27,894	21,433	20,558	32,073
Transfer agent fees and expenses	250	250	250	250	250
Shareholder reports and notices	14,437	10,452	15,505	6,823	5,657
Trustees' fees and expenses	1,771	2,771	850	413	2,564
Registration fees	—	—	—	14	—
Custodian fees	16,077	10,696	7,725	4,047	8,053
Other	7,847	2,741	9,766	3,290	18,411
Total Expenses	398,952	609,664	252,489	141,857	576,554
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(576)	(2,903)	(709)	(694)	(22,647)
Less: amounts waived	(55,085)	—	—	—	—
Net Expenses	343,291	606,761	251,780	141,163	553,907
Net Investment Income (Loss)	1,565,838	446,624	1,154,643	(14,502)	1,142,097
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(5,123,053)	(11,486,518)	(662,913)	(560,268)	(5,680,785)
Investments in affiliates	—	—	—	—	(337,701)
Futures contracts	—	—	(65,612)	—	166,732
Options written	—	—	—	—	(32,819)
Swap contracts	—	—	—	—	1,642,003
Foreign exchange transactions	38,263	6,399	—	1,404	(4,775)
Forward foreign currency contracts	(22,795)	(232)	—	—	115
Net Realized Loss	(5,107,585)	(11,480,351)	(728,525)	(558,864)	(4,247,230)
Change in Unrealized Appreciation/Depreciation on:
Investments	3,771,795	66,379,457	2,846,012	7,123,172	14,981,804
Investments in affiliates	—	—	(208,512)	—	(914,428)
Futures contracts	—	—	(70,865)	—	(235,768)
Swap contracts	—	—	—	—	(1,153,134)
Options written	—	—	—	—	37,766
Forward foreign currency contracts	—	—	—	—	—
Foreign exchange transactions	23,507	(55)	—	(6)	4,840
Net Appreciation (Depreciation)	3,795,302	66,379,402	2,566,635	7,123,166	12,721,080
Net Gain (Loss)	(1,312,283)	54,899,051	1,838,110	6,564,302	8,473,850
Net Increase (Decrease)	$253,555	$55,345,675	$2,992,753	$6,549,800	$9,615,947

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$31,889	$5,148,906	$964,004	$4,209,957	$6,776,859	$15,826,167
Net realized gain (loss)	2,748	—	2,089,109	(26,979,435)	1,127,116	(18,752,116)
Net change in unrealized appreciation/depreciation	—	—	(534,642)	5,025,245	15,319,326	(26,220,418)
Net Increase (Decrease)	34,637	5,148,906	2,518,471	(17,744,233)	23,223,301	(29,146,367)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(22,824)	(2,750,646)	(750,368)	(403,890)	(5,671,232)	(2,630,821)
Class Y Shares	(9,174)	(2,398,335)	(2,578,098)	(1,470,642)	(6,874,880)	(3,227,663)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(31,998)	(5,148,981)	(3,328,466)	(1,874,532)	(12,546,112)	(5,858,484)
Net increase (decrease) from transactions in shares of beneficial interest	(28,041,084)	14,525,817	(1,377,746)	(28,033,410)	(5,455,392)	(71,964,921)
Total Increase (Decrease)	(28,038,445)	14,525,742	(2,187,741)	(47,652,175)	5,221,797	(106,969,772)
Net Assets:
Beginning of period	227,527,272	213,001,530	79,628,143	127,280,318	245,683,089	352,652,861
End of Period	$199,488,827	$227,527,272	$77,440,402	$79,628,143	$250,904,886	$245,683,089
Accumulated Undistributed Net Investment Income	$49	$158	$597,321	$2,961,783	$5,298,402	$11,067,655

See Notes to Financial Statements

	High Yield		Global Infrastructure
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,571,238	$2,545,180	$1,890,344	$3,065,023
Net realized gain (loss)	(3,819,831)	(9,781,424)	(2,081,040)	27,057,828
Net change in unrealized appreciation/depreciation	7,885,700	(1,476,560)	364,147	(79,158,685)
Net Increase (Decrease)	5,637,107	(8,712,804)	173,451	(49,035,834)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,215,369)	(437,443)	(2,101,457)	(647,408)
Class Y Shares	(1,195,423)	(479,055)	(498,225)	(134,680)
Net realized gain
Class X Shares	—	—	(20,597,967)	(20,127,613)
Class Y Shares	—	—	(5,301,817)	(4,721,337)
Total Dividends and Distributions	(2,410,792)	(916,498)	(28,499,466)	(25,631,038)
Net increase (decrease) from transactions in shares of beneficial interest	41,667	(9,229,477)	21,015,200	(3,124,164)
Total Increase (Decrease)	3,267,982	(18,858,779)	(7,310,815)	(77,791,036)
Net Assets:
Beginning of period	27,199,656	46,058,435	87,496,273	165,287,309
End of Period	$30,467,638	$27,199,656	$80,185,458	$87,496,273
Accumulated Undistributed Net Investment Income	$1,046,982	$1,886,536	$1,803,101	$2,512,439

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$387,368	$1,323,971	$2,206,167	$5,989,301	$2,062,037	$4,283,236
Net realized loss	(4,178,831)	(846,135)	(9,038,666)	(41,866,289)	(1,944,396)	(24,882,731)
Net change in unrealized appreciation/depreciation	4,363,299	(14,007,172)	10,063,895	(118,615,870)	(1,569,720)	(51,605,946)
Net Increase (Decrease)	571,836	(13,529,336)	3,231,396	(154,492,858)	(1,452,079)	(72,205,441)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(528,794)	(176,967)	(3,466,136)	(1,348,818)	(2,992,150)	(2,856,039)
Class Y Shares	(448,809)	(191,122)	(986,235)	(367,487)	(1,372,445)	(1,205,469)
Net realized gain
Class X Shares	(8,092)	(3,462,208)	—	—	—	(19,931,578)
Class Y Shares	(7,525)	(4,034,191)	—	—	—	(9,677,516)
Total Dividends and Distributions	(993,220)	(7,864,488)	(4,452,371)	(1,716,305)	(4,364,595)	(33,670,602)
Net increase (decrease) from transactions in shares of beneficial interest	(2,082,945)	(9,887,251)	(14,009,181)	(85,189,189)	(2,772,217)	(4,126,470)
Total Increase (Decrease)	(2,504,329)	(31,281,075)	(15,230,156)	(241,398,352)	(8,588,891)	(110,002,513)
Net Assets:
Beginning of period	31,680,395	62,961,470	243,609,622	485,007,974	91,856,649	201,859,162
End of Period	$29,176,066	$31,680,395	$228,379,466	$243,609,622	$83,267,758	$91,856,649
Accumulated Undistributed Net Investment Income (Loss)	$135,354	$725,589	$2,187,620	$4,433,824	$1,798,317	$4,100,875

See Notes to Financial Statements

	European Equity		Capital Opportunities
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,565,838	$3,542,961	$446,624	$90,023
Net realized loss	(5,107,585)	(4,874,519)	(11,480,351)	(22,270,280)
Net change in unrealized appreciation/depreciation	3,795,302	(62,139,555)	66,379,402	(160,018,627)
Net Increase (Decrease)	253,555	(63,471,113)	55,345,675	(182,198,884)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,185,883)	(2,413,005)	(639,379)	(635,044)
Class Y Shares	(624,553)	(642,298)	(66,814)	(146,796)
Net realized gain
Class X Shares	(2,763,964)	(16,690,917)	—	—
Class Y Shares	(880,063)	(5,203,748)	—	—
Total Dividends and Distributions	(6,454,463)	(24,949,968)	(706,193)	(781,840)
Net increase (decrease) from transactions in shares of beneficial interest	66,314	(3,791,426)	(18,427,839)	(70,259,908)
Total Increase (Decrease)	(6,134,594)	(92,212,507)	36,211,643	(253,240,632)
Net Assets:
Beginning of period	75,579,156	167,791,663	185,712,053	438,952,685
End of Period	$69,444,562	$75,579,156	$221,923,696	$185,712,053
Accumulated Undistributed Net Investment Income (Loss)	$1,507,002	$2,751,600	$(395,731)	$(136,162)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	S&P 500 Index		Aggressive Equity
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,154,643	$3,063,478	$(14,502)	$(172,564)
Net realized loss	(728,525)	(610,275)	(558,864)	(2,074,666)
Net change in unrealized appreciation/depreciation	2,566,635	(74,828,095)	7,123,166	(21,144,566)
Net Increase (Decrease)	2,992,753	(72,374,892)	6,549,800	(23,391,796)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(976,649)	(1,233,419)	—	(40,785)
Class Y Shares	(2,074,490)	(2,473,396)	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(3,051,139)	(3,706,815)	—	(40,785)
Net decrease from transactions in shares of beneficial interest	(1,168,149)	(29,261,336)	(2,093,821)	(9,878,008)
Total Increase (Decrease)	(1,226,535)	(105,343,043)	4,455,979	(33,310,589)
Net Assets:
Beginning of period	113,916,253	219,259,296	22,561,067	55,871,656
End of Period	$112,689,718	$113,916,253	$27,017,046	$22,561,067
Accumulated Undistributed Net Investment Income	$1,173,742	$3,070,238	$13,787	$28,289

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,142,097	$5,496,368
Net realized loss	(4,247,230)	(6,195,603)
Net change in unrealized appreciation/depreciation	12,721,080	(64,498,692)
Net Increase (Decrease)	9,615,947	(65,197,927)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(3,009,490)	(1,351,745)
Class Y Shares	(1,156,509)	(508,327)
Net realized gain
Class X Shares	—	(17,620,917)
Class Y Shares	—	(7,191,427)
Total Dividends and Distributions	(4,165,999)	(26,672,416)
Net decrease from transactions in shares of beneficial interest	(6,898,118)	(26,332,133)
Total Increase (Decrease)	(1,448,170)	(118,202,476)
Net Assets:
Beginning of period	187,713,481	305,915,957
End of Period	$186,265,311	$187,713,481
Accumulated Undistributed Net Investment Income	$1,274,391	$4,298,293

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	9,135,238	39,272,429	196,586	219,481	87,350	318,057
Reinvestment of dividends and distributions	22,824	2,750,646	97,959	45,466	574,012	251,075
Redeemed	(23,699,367)	(38,086,011)	(218,110)	(976,690)	(1,075,518)	(3,710,728)
Net Increase (Decrease) - Class X	(14,541,305)	3,937,064	76,435	(711,743)	(414,156)	(3,141,596)
Amount
Sold	$9,135,238	$39,272,429	$1,541,772	$1,951,419	$842,118	$3,287,185
Reinvestment of dividends and distributions	22,824	2,750,646	750,368	403,890	5,671,232	2,630,821
Redeemed	(23,699,367)	(38,086,011)	(1,708,672)	(8,136,803)	(10,311,510)	(36,737,304)
Net Increase (Decrease) - Class X	$(14,541,305)	$3,937,064	$583,468	$(5,781,494)	$(3,798,160)	$(30,819,298)
Class Y Shares
Shares
Sold	12,129,396	62,076,186	219,818	365,769	241,337	549,322
Reinvestment of dividends and distributions	9,174	2,398,335	337,447	165,939	697,250	308,624
Redeemed	(25,638,349)	(53,885,768)	(798,738)	(3,269,102)	(1,139,079)	(5,102,030)
Net Increase (Decrease) - Class Y	(13,499,779)	10,588,753	(241,473)	(2,737,394)	(200,492)	(4,244,084)
Amount
Sold	$12,129,396	$62,076,186	$1,705,594	$3,336,110	$2,340,183	$5,807,550
Reinvestment of dividends and distributions	9,174	2,398,335	2,578,098	1,470,642	6,874,880	3,227,663
Redeemed	(25,638,349)	(53,885,768)	(6,244,906)	(27,058,668)	(10,872,295)	(50,180,836)
Net Increase (Decrease) - Class Y	$(13,499,779)	$10,588,753	$(1,961,214)	$(22,251,916)	$(1,657,232)	$(41,145,623)

See Notes to Financial Statements

	High Yield		Global Infrastructure
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	644,298	439,070	17,328	136,433
Reinvestment of dividends and distributions	1,279,336	394,745	3,071,641	1,279,897
Redeemed	(1,555,061)	(4,491,763)	(739,791)	(1,600,079)
Net Increase (Decrease) - Class X	368,573	(3,657,948)	2,349,178	(183,749)
Amount
Sold	$597,499	$468,293	$181,870	$2,528,018
Reinvestment of dividends and distributions	1,215,369	437,443	22,699,424	20,775,021
Redeemed	(1,440,752)	(4,693,944)	(7,276,242)	(25,468,846)
Net Increase (Decrease) - Class X	$372,116	$(3,788,208)	$15,605,052	$(2,165,807)
Class Y Shares
Shares
Sold	149,932	224,818	93,238	65,397
Reinvestment of dividends and distributions	1,258,340	430,638	786,980	299,658
Redeemed	(1,837,552)	(5,897,980)	(131,977)	(436,317)
Net Increase (Decrease) - Class Y	(429,280)	(5,242,524)	748,241	(71,262)
Amount
Sold	$136,999	$237,416	$917,210	$1,074,404
Reinvestment of dividends and distributions	1,195,423	479,055	5,800,042	4,856,017
Redeemed	(1,662,871)	(6,157,740)	(1,307,104)	(6,888,778)
Net Increase (Decrease) - Class Y	$(330,449)	$(5,441,269)	$5,410,148	$(958,357)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	50,584	80,930	19,701	188,631	20,392	88,216
Reinvestment of dividends and distributions	68,133	367,205	321,236	87,699	412,142	2,049,246
Redeemed	(225,579)	(614,459)	(1,522,763)	(4,839,160)	(799,956)	(2,174,259)
Net Decrease - Class X	(106,862)	(166,324)	(1,181,826)	(4,562,830)	(367,422)	(36,797)
Amount
Sold	$384,732	$806,302	$201,723	$2,972,885	$146,452	$1,247,301
Reinvestment of dividends and distributions	536,886	3,639,175	3,466,136	1,348,818	2,992,150	22,787,617
Redeemed	(1,707,353)	(6,520,735)	(15,131,394)	(70,063,288)	(5,674,597)	(26,457,893)
Net Decrease - Class X	$(785,735)	$(2,075,258)	$(11,463,535)	$(65,741,585)	$(2,535,995)	$(2,422,975)
Class Y Shares
Shares
Sold	18,544	61,287	56,636	58,376	108,936	43,315
Reinvestment of dividends and distributions	58,058	427,890	91,572	23,925	190,617	987,567
Redeemed	(252,231)	(1,237,576)	(408,793)	(1,435,936)	(338,865)	(1,087,949)
Net Increase (Decrease) - Class Y	(175,629)	(748,399)	(260,585)	(1,353,635)	(39,312)	(57,067)
Amount
Sold	$142,517	$707,013	$557,965	$794,273	$765,913	$599,490
Reinvestment of dividends and distributions	456,334	4,225,313	986,235	367,487	1,372,445	10,882,985
Redeemed	(1,896,061)	(12,744,319)	(4,089,846)	(20,609,364)	(2,374,580)	(13,185,970)
Net Increase (Decrease) - Class Y	$(1,297,210)	$(7,811,993)	$(2,545,646)	$(19,447,604)	$(236,222)	$(1,703,495)

See Notes to Financial Statements

	European Equity		Capital Opportunities
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	12,171	38,114	7,147	86,342
Reinvestment of dividends and distributions	403,082	950,444	26,421	20,244
Redeemed	(451,347)	(1,061,103)	(686,507)	(1,902,212)
Net Decrease - Class X	(36,094)	(72,545)	(652,939)	(1,795,626)
Amount
Sold	$158,876	$924,340	$147,799	$2,683,773
Reinvestment of dividends and distributions	4,949,847	19,103,922	639,379	635,044
Redeemed	(5,272,286)	(21,953,195)	(13,801,163)	(56,132,455)
Net Decrease - Class X	$(163,563)	$(1,924,933)	$(13,013,985)	$(52,813,638)
Class Y Shares
Shares
Sold	5,198	16,951	13,563	188,849
Reinvestment of dividends and distributions	122,926	292,156	2,776	4,703
Redeemed	(113,574)	(382,417)	(285,471)	(768,316)
Net Increase (Decrease) - Class Y	14,550	(73,310)	(269,132)	(574,764)
Amount
Sold	$58,127	$382,064	$286,190	$4,731,146
Reinvestment of dividends and distributions	1,504,616	5,846,047	66,814	146,796
Redeemed	(1,332,865)	(8,094,604)	(5,766,858)	(22,324,212)
Net Increase (Decrease) - Class Y	$229,878	$(1,866,493)	$(5,413,854)	$(17,446,270)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	S&P 500 Index		Aggressive Equity
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	124,988	204,363	9,788	27,794
Reinvestment of dividends and distributions	117,953	106,605	—	2,460
Redeemed	(330,064)	(1,144,889)	(106,189)	(361,194)
Net Increase (Decrease) - Class X	(87,123)	(833,921)	(96,401)	(330,940)
Amount
Sold	$966,088	$2,036,301	$102,285	$414,384
Reinvestment of dividends and distributions	976,649	1,233,419	—	40,785
Redeemed	(2,503,687)	(12,941,380)	(1,068,155)	(5,409,021)
Net Increase (Decrease) - Class X	$(560,950)	$(9,671,660)	$(965,870)	$(4,953,852)
Class Y Shares
Shares
Sold	268,522	427,594	1,662	45,414
Reinvestment of dividends and distributions	251,758	214,891	—	—
Redeemed	(624,678)	(2,335,950)	(118,257)	(376,129)
Net Increase (Decrease) - Class Y	(104,398)	(1,693,465)	(116,595)	(330,715)
Amount
Sold	$2,091,230	$4,418,421	$16,841	$670,281
Reinvestment of dividends and distributions	2,074,490	2,473,396	—	—
Redeemed	(4,772,919)	(26,481,493)	(1,144,792)	(5,594,437)
Net Increase (Decrease) - Class Y	$(607,199)	$(19,589,676)	$(1,127,951)	$(4,924,156)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)
Class X Shares
Shares
Sold	59,780	315,787
Reinvestment of dividends and distributions	274,839	1,454,772
Redeemed	(1,105,373)	(3,039,684)
Net Increase (Decrease) - Class X	(770,754)	(1,269,125)
Amount
Sold	$638,690	$4,422,151
Reinvestment of dividends and distributions	3,009,490	18,972,662
Redeemed	(11,393,800)	(40,695,307)
Net Increase (Decrease) - Class X	$(7,745,620)	$(17,300,494)
Class Y Shares
Shares
Sold	263,792	198,421
Reinvestment of dividends and distributions	105,907	592,076
Redeemed	(303,636)	(1,478,670)
Net Increase (Decrease) - Class Y	66,063	(688,173)
Amount
Sold	$2,798,653	$2,749,333
Reinvestment of dividends and distributions	1,156,509	7,699,753
Redeemed	(3,107,660)	(19,480,725)
Net Increase (Decrease) - Class Y	$847,502	$(9,031,639)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of thirteen Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Dividend Growth	February 23, 1994

Limited Duration	May 4, 1999	European Equity	March 1, 1991

Income Plus	March 1, 1987	Capital Opportunities	March 9, 1984

High Yield	March 9, 1984	S&P 500 Index	May 18, 1998

Global Infrastructure	March 1, 1990	Aggressive Equity	May 4, 1999

Income Builder	January 21, 1997	Strategist	March 1, 1987

Dividend Growth	March 1, 1990

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

High Yield	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

Income Builder	Seeks, as its primary objective, reasonable income and, as a secondary objective, growth of capital.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Global Dividend	Seeks to provide reasonable current income and long-term growth of income and capital. Growth

European Equity	Seeks to maximize the capital appreciation of its investments.

Capital Opportunities	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

S&P 500 Index	Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500® Composite Stock Price Index.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) credit default/interest rate/asset swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), and Morgan Stanley Investment Management Limited (the "Sub Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuation of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuation may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statements of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH(1)
High Yield	$5,776,006	$5,991,268
Global Infrastructure	11,155,783	11,665,841	(2)
Global Dividend	11,093,329	11,551,717
European Equity	2,770,157	2,890,477

(1)  The Portfolios received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(2)  As of June 30, 2009 the remaining collateral of $114,675 was received in the form of Foreign Government and Domestic Obligations, which the Portfolio cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

I. Swaps — Certain Portfolios may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Portfolio may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Portfolio accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap)("swaps") primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statements of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

J. Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years in the four-year period ended December 31, 2008, remains subject to examination by taxing authorities.

L. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

M. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

N. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

O. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 26, 2009, the date of issuance of these financial statements.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolios' net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

High Yield — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.22% to the portion of the daily net assets in excess of $3 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Income Builder — 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Global Dividend Growth — 0.67% to the portion of the daily net assets not exceeding $1 billion; 0.645% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.545% to the portion of the daily net assets in excess of $4.5 billion

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Capital Opportunities — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

S&P 500 Index — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Income Plus, Global Infrastructure, Global Dividend Growth and European Equity with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio.

The Investment Adviser has voluntarily agreed to cap European Equity and S&P 500 Index's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% and 0.40%, respectively, of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2009, the Distributor waived $117,622 and the Investment Adviser waived $101,317. This waiver may be terminated at any time.

4. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class. For the six months ended June 30, 2009, the tables below identifies, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, that amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Income distributions are recorded as "dividends from affiliate" in the Statement of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	INVESTMENT ADVISORY REDUCTION
Limited Duration	$5,133	$1,515
Income Plus	7,645	2,172
High Yield	3,540	1,045
Global Infrastructure	1,338	583
Income Builder	2,684	874
Dividend Growth	6,531	1,854
Global Dividend Growth	3,059	979
European Equity	1,950	576
Capital Opportunities	7,727	2,903
S&P 500 Index	2,701	709
Aggressive Equity	2,302	694
Strategist	72,413	22,647

During the six months ended June 30, 2009, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Limited Duration	$44,861,153	$45,575,627
Income Plus	69,920,525	73,140,269
High Yield	7,063,337	7,296,812
Global Infrastructure	29,810,765	29,715,167
Income Builder	7,739,667	8,028,455
Dividend Growth	18,585,106	19,176,963
Global Dividend Growth	16,225,601	17,455,256
European Equity	7,627,750	8,446,972
Capital Opportunities	26,774,400	28,189,292
S&P 500 Index	3,933,202	6,486,378
Aggressive Equity	2,315,136	3,455,531
Strategist	30,845,077	41,979,307

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2009 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS/ MATURITIES	PURCHASES	SALES/PREPAYMENTS/ MATURITIES
Money Market	—	—	$11,564,084,944	$11,594,569,918
Limited Duration	$28,956,782	$15,475,514	30,951,558	24,597,080
Income Plus	1,880,559	—	89,954,389	92,933,940
High Yield	—	—	13,543,866	13,946,662
Global Infrastructure	—	—	96,919,833	102,159,206
Income Builder	—	—	7,558,751	9,927,800
Dividend Growth	—	—	35,033,069	48,897,790
Global Dividend Growth	—	—	30,314,454	36,085,088
European Equity	—	—	7,660,843	11,706,812
Capital Opportunities	—	—	17,979,399	34,815,332
S&P 500 Index	—	—	2,153,259	2,849,751
Aggressive Equity	—	—	2,209,351	3,177,307
Strategist	34,831,793	31,863,165	43,276,658	47,961,530

On October 23, 2007, a security owned by the Money Market Portfolio ("Portfolio") was subject to a credit downgrade by a rating agency. As a result of this downgrade, the Investment Adviser determined that the security was no longer an eligible security for the Portfolio to own. As a result, the Investment Adviser purchased the security from the Portfolio at amortized cost plus accrued interest. Prior to the purchase, the Portfolio owned $3,000,000 par value of this security. Had this security been sold to a third party, the Portfolio would have realized a loss of approximately $299,893. As a result, this estimated loss along with an offsetting payment from the Investment Adviser was reflected in the Statement of Changes in Net Assets. The net result of this transaction, including the purchase of the security at amortized cost by the Investment Adviser, had no impact on the Portfolio's net assets, net asset value per share or net investment income.

On November 23, 2007, the Investment Adviser purchased at amortized cost from the Money Market Portfolio, a security with a par value of $1,077,000. Although this security remained eligible under SEC Rule 2a-7 to be held by the Portfolio, due to deterioration in the assets underlying this holding, the Investment Adviser believed it appropriate to eliminate the Portfolio's exposure to this security by purchasing it from the Portfolio at amortized cost. The Investment Adviser sought and received "no action" relief from the SEC staff. Had this security been sold to a third party, the Portfolio would have realized a loss of approximately $13,408. As a result, this estimated loss along with offsetting payments from the Investment Adviser was reflected in the Statement of Changes in Net Assets. The net result of this

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

transaction, including the purchase of the security at amortized cost by the Investment Adviser, had no impact on the Portfolio's net assets, net asset value per share or net investment income.

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES/ MATURITIES	NET REALIZED GAINS(LOSS)	INCOME	VALUE
Limited Duration	MetLife Global	—	$273,124	$(11,608)	$14,660	$483,342
Income Plus	MetLife, Inc.	$1,588,753	(613,392)	1,257	35,866	1,889,534
Dividend Growth	Allstate Corp. (The)	—	—	—	57,728	3,521,408
	MetLife, Inc.	—	—	—	—	2,630,527
S&P 500 Index	Allstate Corp. (The)	—	—	—	3,027	184,659
	MetLife, Inc.	8,923	—	—	—	332,511
	Morgan Stanley	88,960	—	—	5,049	521,676
	Citigroup Inc.	—	—	—	770	228,550
Strategist	Allstate Corp. (The)	50,461	720,949	(307,329)	496	116,958
	MetLife, Inc.	40,504	—	—	3,019	54,188

The following Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc., an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN(LOSS)	INCOME	VALUE
Income Builder	—	—	—	$274	$35,606

For the period June 1, 2009 through June 30, 2009 the following Portfolios had transactions with Citigroup, Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN(LOSS)	INCOME	VALUE
Limited Duration	—	—	—	$6,245	$2,558,859
Income Plus	$701,420	—	—	31,255	5,549,515
Strategist	—	$229,667	$(30,372)	1,920	983,616

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2009:

	PURCHASES	SALES	NET REALIZED GAINS(LOSS)
Capital Opportunities	$461,151	$920,089	$(731,126)
Aggressive Equity	56,141	913,722	(136,447)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

For the six months ended June 30, 2009, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$1,022	$964	$1,442	$9,559	$830	$30,445

For the period June 1, 2009 to June 30, 2009, Global Infrastructure incurred $58 in brokerage commissions with Citigroup Inc., an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor for Portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2009, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

  AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$237	$156	$400	$74	$161	$47	$780	$226
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	S&P 500 INDEX	AGGRESSIVE EQUITY	STRATEGIST
$185	$536	$228	$56	$300

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

  ACCRUED PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$11,388	$115	$7,289	$3,999	$5,878	$855	$12,716	$1,389
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	S&P 500 INDEX	AGGRESSIVE EQUITY	STRATEGIST
$1,787	$7,339	$121	$951	$8,227

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2009	2010	2011	2012	2013	2014	2015	2016	TOTAL
Limited Duration	—	$328	$1,546	$4,026	$1,267	$2,232	$1,063	$17,119	$27,581
Income Plus	—	16,864	—	—	—	—	5,172	19,232	41,268
High Yield	$47,273	63,495	81,458	24,098	15,737	6,219	—	1,794	240,074
Dividend Growth	—	106,916	48,222	—	—	—	—	19,064	174,202
Global Dividend Growth	—	—	—	—	—	—	—	3,031	3,031
Capital Opportunities	197,616	130,806	—	—	—	—	—	20,356	348,778
S& P 500 Index	—	8,964	—	3,450	9,726	5,449	—	—	27,589
Aggressive Equity	14,979	13,085	—	—	—	—	—	1,598	29,662
Strategist	—	—	—	—	—	—	—	3,141	3,141

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

At December 31, 2008, the primary reason(s) for significant temporary book/tax differences were as follows:

TEMPORARY DIFFERENCES
	POST-OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
Limited Duration	•	•
Income Plus	•	•
High Yield	•	•
Global Infrastructure		•
Income Builder	•	•
Dividend Growth	•	•
Global Dividend Growth	•	•
European Equity	•	•
Capital Opportunities		•
S &P 500 Index	•	•
Aggressive Equity	•	•
Strategist	•	•

Additionally, the following Portfolios had other temporary differences: Global Infrastructure, Global Dividend Growth, — income from the mark-to-market of forward foreign currency contracts; Global dividend Growth, European Equity — foreign tax credit pass-through; Limited Duration, Income Plus, S&P 500 Index, Strategist — capital gain/loss from the mark-to-market of futures contracts and/or options contracts; High Yield — income on bonds in default.

6. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Portfolio's are not backed by subprime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

At June 30, 2009, European Equity's investments in securities of issuers in the United Kingdom and Switzerland represented 41.0% and 15.2%, respectively, of the Portfolio's net assets. Global Dividend Growth's investments in securities of issuers in the United Kingdom represented 16.4% of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

7. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Commercial Paper	$81,468,694	—	$81,468,694	—
Repurchase Agreements	59,501,000	—	59,501,000	—
Floating Rate Notes — Corporate	16,000,000	—	16,000,000	—
Floating Rate Notes — US Government Agencies	14,992,695	—	14,992,695	—
Certificates of Deposit	14,000,003	—	14,000,003	—
Time Deposits	11,000,000	—	11,000,000	—
Total	$196,962,392	—	$196,962,392	—
Limited Duration
Assets
Asset-Backed Securities	$8,399,465	—	$8,399,465	—
Collateralized Mortgage Obligations — U.S. Government Agency	498,414	—	498,414	—
Corporate Bonds	35,642,317	—	35,642,317	—
Foreign Government Obligation	291,950	—	291,950	—
Mortgage-Backed Securities — U.S. Government Agencies	1,253,999	—	1,253,999	—
U.S. Government Agencies & Obligations	27,319,859	—	27,319,859	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments		—	—	—
Investment Company	$1,660,729	$1,660,729	—	—
US Government Agency & Obligation	2,203,502	—	$2,203,502	—
Total Short-Term Investments	3,864,231	1,660,729	2,203,502	—
Futures	123,352	123,352	—	—
Interest Rate Swaps	65,928	—	65,928	—
Options	7,000	7,000	—	—
Total Assets	$77,466,515	$1,791,081	$75,675,434	—
Liabilities
Futures	$(36,726)	$(36,726)	—	—
Interest Rate Swaps	(389,185)	—	$(389,185)	—
Options	(369)	(369)	—	—
Total Liabilities	$(426,280)	$(37,095)	$(389,185)	—
Income Plus
Assets
Collateralized Mortgage Obligations — Private Issues	$1,438,355	—	$1,438,355	—
Corporate Bonds	238,411,411	—	238,411,411	—
Foreign Government Obligation	718,578	—	718,578	—
Mortgage-Backed Security — U.S. Government Agency	3,133	—	3,133	—
Municipal Bonds	577,218	—	577,218	—
U.S. Government Obligation	1,334,226	—	1,334,226	—
Short-Term Investments
Investment Company	1,430,334	$1,430,334	—	—
U.S. Government Obligation	2,522,462	—	2,522,462	—
Total Short-Term Investments	3,952,796	1,430,334	2,522,462	—
Asset Swap	20,909	—	20,909	—
Credit Default Swaps	123,973	—	123,973	—
Futures	164,833	164,833	—	—
Total Assets	$246,745,432	$1,595,167	$245,150,265	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Credit Default Swaps	$(295,033)	—	$(295,033)	—
Futures	(338,141)	$(338,141)	—	—
Total Liabilities	$(633,174)	$(338,141)	$(295,033)	—
High Yield
Assets
Common Stocks
Casino/Gaming	$0	—	—	$0
Food: Specialty/Candy	0	—	—	0
Restaurants	26,992	—	—	26,992
Specialty Telecommunications	127	—	—	127
Textiles	0	—	—	0
Wireless Telecommunications	6,648	$6,648	—	—
Total Common Stocks	33,767	6,648	—	27,119
Warrants
Casino/Gaming	0	—	—	0
Specialty Telecommunications	0	—	—	0
Total Warrants	0	—	—	0
Preferred Stocks	73,982	—	$73,982	—
Convertible Bonds	431,050	—	431,050	—
Corporate Bonds	27,960,336	—	27,960,336	—
Senior Loans	384,759	—	384,759	—
Short-Term Investments		—	—	—
Investment Company	5,864,505	5,864,505	—	—
Repurchase Agreements	1,311,667	—	1,311,667	—
Total Short-Term Investments	7,176,172	5,864,505	1,311,667	—
Total Assets	$36,060,066	$5,871,153	$30,161,794	$27,119
Global Infrastructure
Assets
Common Stocks
Building Products	$421,550	—	$421,550
Construction	1,229,367	—	1,229,367
Construction Materials	246,495	—	246,495
Electric Utilities	21,268,631	$7,049,400	14,219,231
Energy	4,788,924	4,788,924	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Engineering	$680,707	—	$680,707
Engineering & Construction	5,882,778	$1,987,360	3,895,418
Environmental Services	387,398	—	387,398
Gas Distributors	5,898,576	2,807,586	3,090,990
Investment Managers	109,603	—	109,603
Investment Trusts/Mutual Funds	1,095,189	—	1,095,189
Major Telecommunications	4,589,509	128,427	4,461,082
Manufacturers	412,556	—	412,556
Marine Shipping	4,226,680	50,461	4,176,219
Alternative Power Generation	584,495	584,495	—
Miscellaneous Commercial Services	647,258	—	647,258
Miscellaneous Manufacturing	202,958	—	202,958
Natural Gas-Pipelines	88,312	88,312	—
Oil & Gas Pipelines	3,596,133	3,434,346	161,787
Oil & Gas Production	538,650	538,650	—
Other Transportation	19,562,744	2,363,984	17,198,760
Railroads	90,896	—	90,896
Shipping	165,101	57,276	107,825
Specialty Telecommunications	578,750	—	578,750
Telecommunications Equipment	437,891	—	437,891
Transportation	434,212	1,614	432,598
Utilities	96,971	—	96,971
Warehouse	175,642	—	175,642
Water Utilities	220,170	220,170	—
Wireless Telecommunications	651,300	435,185	216,115
Total Common Stocks	79,309,446	24,536,190	54,773,256	—
Preferred Stocks	960,611	960,611	—	—
Rights	85	—	85	—
Short-Term Investments
Investment Company	9,697,595	9,697,595	—	—
Repurchase Agreements	2,691,388	—	2,691,388	—
Total Short-Term Investments	12,388,983	9,697,595	2,691,388	—
Forward Contracts	16,731	—	16,731	—
Total Assets	$92,675,856	$35,194,396	$57,481,460	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Forward Contracts	$(156,489)	—	$(156,489)	—
Income Builder
Assets
Common Stocks
Aerospace & Defense	$225,350	$225,350	—	—
Apparel/Footwear Retail	116,440	116,440	—	—
Auto Parts: OEM	123,711	123,711	—	—
Beverages: Non-Alcoholic	138,691	138,691	—	—
Cable/Satellite TV	494,908	494,908	—	—
Chemicals: Major Diversified	258,888	258,888	—	—
Computer Communications	303,832	303,832	—	—
Computer Peripherals	61,046	61,046	—	—
Computer Processing Hardware	337,067	337,067	—	—
Department Stores	152,645	152,645	—	—
Discount Stores	67,332	67,332	—	—
Drugstore Chains	185,220	185,220	—	—
Electric Utilities	798,291	798,291	—	—
Electronic Equipment/Instruments	209,193	209,193	—	—
Electronic Production Equipment	301,137	301,137	—	—
Electronics/Appliances	272,306	272,306	—	—
Financial Conglomerates	972,909	972,909	—	—
Food: Major Diversified	388,331	388,331	—	—
Food: Specialty/Candy	452,016	452,016	—	—
Home Improvement Chains	407,145	407,145	—	—
Household/Personal Care	207,128	207,128	—	—
Industrial Conglomerates	871,625	871,625	—	—
Insurance Brokers/Services	644,703	644,703	—	—
Integrated Oil	1,208,591	1,208,591	—	—
Investment Banks/Brokers	268,941	268,941	—	—
Investment Managers	42,480	42,480	—	—
Major Banks	733,414	668,713	$64,701	—
Major Telecommunications	465,221	465,221	—	—
Media Conglomerates	934,244	934,244	—	—
Medical Distributors	135,947	135,947	—	—
Medical Specialties	468,484	468,484	—	—
Miscellaneous Manufacturing	152,413	152,413	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Motor Vehicles	$91,181	$91,181	—	—
Oil & Gas Production	1,029,471	1,029,471	—	—
Oilfield Services/Equipment	274,506	274,506	—	—
Other Consumer Services	433,903	433,903	—	—
Packaged Software	51,286	51,286	—	—
Personnel Services	242,580	242,580	—	—
Pharmaceuticals: Major	1,182,970	1,182,970	—	—
Precious Metals	427,659	427,659	—	—
Property/Casualty Insurers	671,407	671,407	—	—
Regional Banks	37,787	37,787	—	—
Restaurants	163,207	163,207	—	—
Semiconductors	214,968	214,968	—	—
Tobacco	95,964	95,964	—	—
Total Common Stocks	17,316,538	17,251,837	$64,701	—
Convertible Preferred Stock	1,132,610	—	1,132,610	—
Corporate Bonds	9,344,543	—	9,344,543	—
Short-Term Investments
Investment Company	1,274,606	1,274,606	—	—
Total Assets	$29,068,297	$18,526,443	$10,541,854	—
Dividend Growth
Assets
Common Stocks
Aerospace & Defense	$8,527,545	$8,527,545	—	—
Agricultural Commodities/Milling	4,694,077	4,694,077	—	—
Apparel/Footwear	4,795,285	4,795,285	—	—
Apparel/Footwear Retail	3,697,052	3,697,052	—	—
Biotechnology	2,911,700	2,911,700	—	—
Chemicals: Agricultural	3,050,765	3,050,765	—	—
Computer Processing Hardware	8,074,412	8,074,412	—	—
Contract Drilling	4,536,890	4,536,890	—	—
Drugstore Chains	4,604,801	4,604,801	—	—
Electric Utilities	9,079,769	9,079,769	—	—
Engineering & Construction	6,472,336	6,472,336	—	—
Financial Conglomerates	4,418,336	4,418,336	—	—
Hotels/Resorts/Cruiselines	2,066,069	2,066,069	—	—
Household/Personal Care	3,401,931	3,401,931	—	—
Industrial Conglomerates	9,319,603	9,319,603	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Industrial Machinery	$1,772,801	$1,772,801	—	—
Information Technology Services	7,176,156	7,176,156	—	—
Integrated Oil	16,800,291	16,800,291	—	—
Internet Retail	3,172,962	3,172,962	—	—
Internet Software/Services	3,748,357	3,748,357	—	—
Investment Banks/Brokers	3,358,388	3,358,388	—	—
Life/Health Insurance	5,583,766	5,583,766	—	—
Major Banks	6,707,131	6,707,131	—	—
Major Telecommunications	4,163,184	4,163,184	—	—
Managed Health Care	8,617,345	8,617,345	—	—
Media Conglomerates	4,284,088	4,284,088	—	—
Office Equipment/Supplies	2,152,561	2,152,561	—	—
Oil & Gas Production	38	38	—	—
Oil Refining/Marketing	3,538,117	3,538,117	—	—
Oilfield Services/Equipment	2,811,060	2,811,060	—	—
Packaged Software	12,089,722	12,089,722	—	—
Pharmaceuticals: Generic Drugs	4,808,237	4,808,237	—	—
Pharmaceuticals: Major	18,531,498	18,531,498	—	—
Property/Casualty Insurers	8,067,263	8,067,263	—	—
Pulp & Paper	2,272,375	2,272,375	—	—
Railroads	4,073,873	4,073,873	—	—
Restaurants	6,044,499	6,044,499	—	—
Specialty Telecommunications	629	629	—	—
Steel	2,596,154	2,596,154	—	—
Tobacco	10,679,859	10,679,859	—	—
Trucks/Construction/Farm Machinery	2,701,020	2,701,020	—	—
Total Common Stocks	225,401,945	225,401,945	—	—
Short-Term Investments
Investment Company	2,877,525	2,877,525	—	—
Total Assets	$228,279,470	$228,279,470	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global Dividend Growth
Assets
Common Stocks
Aerospace & Defense	$439,758	—	$439,758	—
Air Freight/Couriers	887,785	—	887,785	—
Beverages: Alcoholic	706,025	—	706,025	—
Beverages: Non-Alcoholic	1,009,797	—	1,009,797	—
Casino/Gaming	919,979	—	919,979	—
Chemicals: Major Diversified	747,822	$747,822	—	—
Construction Materials	1,417,167	—	1,417,167	—
Electric Utilities	4,788,981	1,715,843	3,073,138	—
Electronic Components	2,273,015	—	2,273,015	—
Electronic Equipment/Instruments	854,855	854,855	—	—
Financial Publishing/Services	1,678,542	1,678,542	—	—
Food: Major Diversified	923,410	—	923,410	—
Gas Distributors	1,134,823	—	1,134,823	—
Household/Personal Care		1,930,787	1,930,787	—
Industrial Conglomerates	822,394	—	822,394	—
Industrial Machinery	2,525,714	—	2,525,714	—
Industrial Specialties	578,186	—	578,186	—
Insurance Brokers/Services	1,218,444	1,218,444	—	—
Integrated Oil	6,750,117	—	6,750,117	—
Major Banks	1,720,721	661,820	1,058,901	—
Major Telecommunications	8,341,397	3,657,450	4,683,947	—
Metal Fabrications	847,634	—	847,634	—
Miscellaneous Manufacturing	673,315	—	673,315	—
Multi-Line Insurance	1,924,544	—	1,924,544	—
Office Equipment/Supplies	1,397,155	761,207	635,948	—
Other Consumer Services	408,158	—	408,158	—
Other Metals/Minerals	482,999	—	482,999	—
Other Transportation	912,040	—	912,040	—
Pharmaceuticals: Major	7,706,781	4,446,206	3,260,575	—
Publishing: Books/Magazines	4,445,791	—	4,445,791	—
Publishing: Newspapers	570,522	—	570,522	—
Real Estate Development	754,126	—	754,126	—
Real Estate Investment Trusts	1,448,430	829,649	618,781	—
Recreational Products	1,482,570	—	1,482,570	—
Regional Banks	940,643	—	940,643	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Semiconductors	$1,258,793	$1,258,793	—	—
Specialty Insurance	602,576	—	$602,576	—
Steel	671,006	—	671,006	—
Telecommunication Equipment	366,347	—	366,347	—
Tobacco	8,546,635	6,094,167	2,452,468	—
Trucks/Construction/Farm Machinery	446,037	—	446,037	—
Wireless Telecommunications	3,037,251	—	3,037,251	—
Total Common Stocks	80,593,072	25,855,585	54,737,487	—
Rights	139,126	—	139,126	—
Short-Term Investments
Investment Company	9,911,375	9,911,375	—	—
Repurchase Agreements	2,529,015	—	2,529,015	—
Total Short-Term Investments	12,440,390	9,911,375	2,529,015	—
Forward Contracts	3,569	—	3,569	—
Total Assets	$93,176,157	$35,766,960	$57,409,197	—
Liabilities
Forward Contracts	$(108,559)	—	$(108,559)	—
European Equity
Assets
Common Stocks
Aerospace & Defense	$2,800,662	—	$2,800,662	—
Auto Parts: OEM	862,534	—	862,534	—
Electric Utilities	875,660	—	875,660	—
Electrical Products	1,283,184	—	1,283,184	—
Financial Conglomerates	1,302,764	—	1,302,764	—
Food Retail	2,995,047	—	2,995,047	—
Food: Major Diversified	3,260,270	—	3,260,270	—
Gas Distributors	1,645,507	—	1,645,507	—
Home Improvement Chains	589,300	—	589,300	—
Household/Personal Care	709,820	—	709,820	—
Industrial Conglomerates	3,194,845	—	3,194,845	—
Integrated Oil	7,427,285	—	7,427,285	—
Investment Managers	1,022,508	—	1,022,508	—
Life/Health Insurance	1,091,268	—	1,091,268	—
Major Banks	8,482,491	—	8,482,491	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Major Telecommunications	$4,652,755	—	$4,652,755	—
Multi-Line Insurance	4,192,451	—	4,192,451	—
Other Metals/Minerals	2,892,397	—	2,892,397	—
Pharmaceuticals: Major	6,864,157	—	6,864,157	—
Pharmaceuticals: Other	1,655,246	—	1,655,246	—
Publishing: Books/Magazines	1,826,094	—	1,826,094	—
Specialty Stores	754,455	—	754,455	—
Steel	1,297,650	—	1,297,650	—
Tobacco	3,152,641	—	3,152,641	—
Wireless Telecommunications	2,357,321	—	2,357,321	—
Total Common Stocks	67,188,312	—	67,188,312	—
Preferred Stock	990,568	—	990,568	—
Short-Term Investments
Investment Company	3,152,659	$3,152,659	—	—
Repurchase Agreements	632,811	—	632,811	—
Total Short-Term Investments	3,785,470	3,152,659	632,811	—
Total Assets	$71,964,350	$3,152,659	$68,811,691	—
Capital Opportunities
Assets
Common Stocks
Air Freight/Couriers	$6,215,776	$6,215,776	—	—
Biotechnology	15,760,025	15,760,025	—	—
Casino/Gaming	4,314,825	4,314,825	—	—
Chemicals: Agricultural	11,294,997	11,294,997	—	—
Computer Processing Hardware	12,515,039	12,515,039	—	—
Construction Materials	2,092,151	2,092,151	—	—
Electric Utilities	268,634	268,634	—	—
Electronic Production Equipment	6,845,270	6,845,270	—	—
Finance/Rental/Leasing	14,858,951	14,858,951	—	—
Financial Conglomerates	13,057,290	13,057,290	—	—
Financial Publishing/Services	4,112,404	4,112,404	—	—
Home Building	1,425,732	1,425,732	—	—
Internet Retail	21,986,272	21,986,272	—	—
Internet Software/Services	33,751,025	22,596,820	$11,154,205	—
Investment Banks/Brokers	20,051,544	20,051,544	—	—
Miscellaneous Commercial Services	6,733,286	6,733,286	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oil & Gas Production	$19,259,138	$19,259,138	—	—
Packaged Software	5,253,833	5,253,833	—	—
Services To The Health Industry	7,556,961	7,556,961	—	—
Telecommunication Equipment	5,729,330	5,729,330	—	—
Wholesale Distributors	6,255,040	—	$6,255,040	—
Total Common Stocks	219,337,523	201,928,278	17,409,245	—
Short-Term Investments
Investment Company	3,010,735	3,010,735	—	—
Total Assets	$222,348,258	$204,939,013	$17,409,245	—
S&P 500 Index
Assets
Common Stocks
Advertising/Marketing Services	$172,586	$172,586	—	—
Aerospace & Defense	2,029,141	2,029,141	—	—
Aerospace	114,098	114,098	—	—
Agricultural Commodities/Milling	242,483	242,483	—	—
Air Freight/Couriers	1,147,170	1,147,170	—	—
Airlines	70,301	70,301	—	—
Aluminum	151,035	151,035	—	—
Apparel/Footwear	522,305	522,305	—	—
Apparel/Footwear Retail	414,644	414,644	—	—
Auto Parts: OEM	182,231	182,231	—	—
Automotive Aftermarket	38,363	38,363	—	—
Beverages: Alcoholic	183,362	183,362	—	—
Beverages: Non-Alcoholic	2,734,989	2,734,989	—	—
Biotechnology	2,243,243	2,243,243	—	—
Building Products	48,685	48,685	—	—
Cable/Satellite TV	972,187	972,187	—	—
Casino/Gaming	96,871	96,871	—	—
Chemicals: Agricultural	624,099	624,099	—	—
Chemicals: Major Diversified	653,331	653,331	—	—
Chemicals: Specialty	588,353	588,353	—	—
Coal	223,943	223,943	—	—
Commercial Printing/Forms	33,640	33,640	—	—
Computer Communications	1,702,918	1,702,918	—	—
Computer Peripherals	551,296	551,296	—	$0
Computer Processing Hardware	3,487,600	3,487,600	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Construction Materials	$67,021	$67,021	—	—
Containers/Packaging	243,161	243,161	—	—
Contract Drilling	243,755	243,755	—	—
Data Processing Services	805,502	805,502	—	—
Department Stores	343,859	343,859	—	—
Discount Stores	2,319,472	2,319,472	—	—
Drugstore Chains	1,057,308	1,057,308	—	—
Electric Utilities	4,193,155	4,193,155	—	—
Electrical Products	435,282	435,282	—	—
Electronic Components	556,436	556,436	—	—
Electronic Equipment/Instruments	197,332	197,332	—	—
Electronic Production Equipment	307,465	307,465	—	—
Electronics/Appliance Stores	184,400	184,400	—	—
Electronics/Appliances	70,946	70,946	—	—
Engineering & Construction	267,534	267,534	—	—
Environmental Services	305,715	305,715	—	—
Finance/Rental/Leasing	465,350	465,350	—	—
Financial Conglomerates	2,835,494	2,835,494	—	—
Financial Publishing/Services	314,360	314,360	—	—
Food Distributors	190,181	190,181	—	—
Food Retail	402,809	402,809	—	—
Food: Major Diversified	1,405,012	1,405,012	—	—
Food: Meat/Fish/Dairy	129,362	129,362	—	—
Food: Specialty/Candy	225,397	225,397	—	—
Forest Products	90,803	90,803	—	—
Gas Distributors	540,769	540,769	—	—
Home Furnishings	74,342	74,342	—	—
Home Improvement Chains	1,102,564	1,102,564	—	—
Home Building	111,780	111,780	—	—
Hospital/Nursing Management	16,531	16,531	—	—
Hotels/Resorts/Cruiselines	338,491	338,491	—	—
Household/Personal Care	3,190,836	3,190,836	—	—
Industrial Conglomerates	3,585,711	3,585,711	—	—
Industrial Machinery	529,094	529,094	—	—
Industrial Specialties	194,093	194,093	—	—
Information Technology Services	2,255,352	2,255,352	—	—
Insurance Brokers/Services	290,409	290,409	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Integrated Oil	$8,148,143	$8,148,143	—	—
Internet Retail	430,893	430,893	—	—
Internet Software/Services	1,816,058	1,816,058	—	—
Investment Banks/Brokers	2,410,714	2,410,714	—	—
Investment Managers	820,362	820,362	—	—
Life/Health Insurance	760,722	760,722	—	—
Major Banks	4,761,259	4,761,259	—	—
Major Telecommunications	3,430,793	3,430,793	—	—
Managed Health Care	1,118,524	1,118,524	—	—
Media Conglomerates	1,594,135	1,594,135	—	—
Medical Distributors	432,776	432,776	—	—
Medical Specialties	2,706,109	2,706,109	—	—
Medical/Nursing Services	72,508	72,508	—	—
Miscellaneous Commercial Services	115,336	115,336	—	—
Miscellaneous Manufacturing	86,894	86,894	—	—
Motor Vehicles	333,799	333,799	—	—
Multi-Line Insurance	94,551	94,551	—	—
Office Equipment/Supplies	102,384	102,384	—	—
Oil & Gas Pipelines	218,944	218,944	—	—
Oil & Gas Production	3,013,815	3,013,815	—	—
Oil Refining/Marketing	186,244	186,244	—	—
Oilfield Services/Equipment	1,798,068	1,798,068	—	—
Other Consumer Services	536,174	536,174	—	—
Other Consumer Specialties	73,545	73,545	—	—
Other Metals/Minerals	11,046	11,046	—	—
Packaged Software	4,650,123	4,650,123	—	—
Personnel Services	72,300	72,300	—	—
Pharmaceuticals: Generic	105,914	105,914	—	—
Pharmaceuticals: Major	7,872,800	7,872,800	—	—
Pharmaceuticals: Other	346,972	346,972	—	—
Precious Metals	549,020	549,020	—	—
Property/Casualty Insurers	1,112,705	1,112,705	—	—
Publishing: Books/Magazines	13,031	13,031	—	—
Publishing: Newspapers	50,498	50,498	—	—
Pulp & Paper	130,921	130,921	—	—
Railroads	1,053,659	1,053,659	—	—
Real Estate Development	29,475	29,475	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Real Estate Investment Trusts	$1,066,631	$1,066,631	—	—
Recreational Products	222,038	222,038	—	—
Regional Banks	379,445	379,445	—	—
Restaurants	1,293,194	1,293,194	—	—
Savings Banks	171,689	171,689	—	—
Semiconductors	2,456,947	2,456,947	—	—
Services To The Health Industry	875,190	875,190	—	—
Specialty Insurance	51,531	51,531	—	—
Specialty Stores	556,316	556,316	—	—
Specialty Telecommunications	389,153	389,153	—	—
Steel	334,829	334,829	—	—
Telecommunication Equipment	1,347,159	1,347,159	—	—
Tobacco	1,931,995	1,931,995	—	—
Tools & Hardware	85,304	85,304	—	—
Trucks/Construction/Farm Machinery	798,639	798,639	—	—
Wholesale Distributors	150,300	150,300	—	—
Wireless Telecommunications	64,434	64,434	—	—
Total Common Stocks	112,351,965	112,351,965	—	—
Short-Term Investments — Investment Company	253,667	253,667	—	—
Futures	189	189	—	—
Total Assets	$112,605,821	$112,605,821	—	—
Aggressive Equity
Assets
Common Stocks
Air Freight/Couriers	$751,550	$751,550	—	—
Biotechnology	1,905,509	1,905,509	—	—
Casino/Gaming	521,699	521,699	—	—
Chemicals: Agricultural	1,365,626	1,365,626	—	—
Computer Processing Hardware	1,513,176	1,513,176	—	—
Construction Materials	252,955	252,955	—	—
Electric Utilities	32,490	32,490	—	—
Electronic Production Equipment	831,535	831,535	—	—
Finance/Rental/Leasing	1,796,588	1,796,588	—	—
Financial Conglomerates	1,578,754	1,578,754	—	—
Financial Publishing/Services	497,234	497,234	—	—
Home Building	172,376	172,376	—	—
Internet Retail	2,658,319	2,658,319	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Internet Software/Services	$4,080,527	$2,732,242	$1,348,285	—
Investment Banks/Brokers	2,424,462	2,424,462	—	—
Miscellaneous Commercial Services	814,106	814,106	—	—
Oil & Gas Production	2,328,620	2,328,620	—	—
Packaged Software	640,797	640,797	—	—
Services To The Health Industry	913,703	913,703	—	—
Telecommunication Equipment	692,738	692,738	—	—
Wholesale Distributors	753,813	—	753,813	—
Total Common Stocks	26,526,577	24,424,479	2,102,098	—
Short-Term Investment
Investment Company	506,335	506,335	—	—
Total Assets	$27,032,912	$24,930,814	$2,102,098	—
Strategist
Assets
Common Stocks
Advertising/Marketing Services	$1,086,352	$1,086,352	—	—
Aerospace & Defense	3,574,967	3,574,967	—	—
Airlines	480,921	480,921	—	—
Biotechnology	4,509,373	4,509,373	—	—
Computer Communications	1,581,697	1,581,697	—	—
Computer Peripherals	1,781,207	1,781,207	—	—
Computer Processing Hardware	3,465,322	3,465,322	—	—
Contract Drilling	1,058,887	1,058,887	—	—
Department Stores	822,510	822,510	—	—
Discount Stores	967,469	967,469	—	—
Electric Utilities	2,011,755	2,011,755	—	—
Electrical Products	960,012	960,012	—	—
Electronic Components	2,558,679	2,558,679	—	—
Electronic Production Equipment	1,357,117	1,357,117	—	—
Electronics/Appliances	1,570,219	1,570,219	—	—
Finance/Rental/Leasing	1,080,834	1,080,834	—	—
Financial Conglomerates	1,658,041	1,658,041	—	—
Food: Major Diversified	3,029,501	3,029,501	—	—
Home Building	1,641,915	1,641,915	—	—
Home Improvement Chains	1,141,599	1,141,599	—	—
Household/Personal Care	901,228	901,228	—	—
Information Technology Services	2,946,524	2,946,524	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Integrated Oil	$3,256,076	$3,256,076	—	—
Internet Software/Services	1,389,139	1,389,139	—	—
Investment Banks/Brokers	2,531,412	2,531,412	—	—
Investment Managers	841,671	841,671	—	—
Major Banks	1,550,538	1,550,538	—	—
Major Telecommunications	3,081,029	3,081,029	—	—
Medical Specialties	5,413,764	5,413,764	—	—
Miscellaneous Commercial Services	2,019,784	2,019,784	—	—
Motor Vehicles	1,125,181	1,125,181	—	—
Oilfield Services/Equipment	3,389,186	3,389,186	—	—
Other Consumer Services	872,431	872,431	—	—
Packaged Software	9,595,673	9,595,673	—	—
Pharmaceuticals: Major	2,164,080	2,164,080	—	—
Precious Metals	16,586,840	16,586,840	—	—
Property/Casualty Insurers	502,887	502,887	—	—
Recreational Products	2,709,135	2,709,135	—	—
Restaurants	2,478,394	2,478,394	—	—
Semiconductors	3,653,567	3,653,567	—	—
Specialty Stores	515,545	515,545	—	—
Specialty Telecommunications	2,917,346	2,917,346	—	—
Steel	2,040,150	2,040,150	—	—
Telecommunication Equipment	1,070,609	1,070,609	—	—
Tobacco	3,141,521	3,141,521	—	—
Trucks/Construction/Farm Machinery	576,240	576,240	—	—
Water Utilities	1,185,775	1,185,775	—	—
Wireless Telecommunications	1,621,358	1,621,358	—	—
Total Common Stocks	116,415,460	116,415,460	—	—
Asset-Backed Securities	512,544	—	$512,544	—
Corporate Bonds	16,006,021	—	16,006,021	—
Foreign Government Obligation	382,187	—	382,187	—
Investment Trust/Mutual Funds	3,866,545	3,866,545	—	—
Mortgage-Backed Securities	419,564	—	419,564	—
Municipal Bonds	130,706	—	130,706	—
U.S. Government Agencies & Obligations	18,070,750	—	18,070,750	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments				—
Investment Company	$29,314,704	$29,314,704	—	—
U.S. Government Agencies & Obligations	739,256	—	$739,256	—
Total Short-Term Investments	30,053,960	29,314,704	739,256	—
Credit Default Swaps	26,900	—	26,900	—
Futures	10,939	10,939	—	—
Interest Rate Swaps	16,421	—	16,421	—
Options	6,600	6,600	—	—
Total Assets	$185,918,597	$149,614,248	$36,304,349	—
Liabilities
Credit Default Swaps	$(12,794)	—	$(12,794)	—
Futures	(32,425)	$(32,425)	—	—
Interest Rate Swaps	(207,741)	—	(207,741)	—
Options	(344)	(344)	—	—
Total Liabilities	$(253,304)	$(32,769)	$(220,535)	—

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities
	Income Plus	High Yield	Strategist
Beginning Balance	$10,003	$27,119	$114,063
Net purchases (sales)	(17,562)	—	(204,085)
Transfers in and/or out	—	—	—
Change in unrealized appreciation/depreciation	1,357,973	—	333,098
Realized gains (losses)	(1,350,414)	—	(243,076)
Ending Balance	$0	$27,119	$0
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2009	—	$0	—

S&P 500 Index held one level 3 security with a value of $0 for the entire period.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

8. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or the generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contact. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as result of the potential inability of the counterparties to meet the term of their contracts.

Summarized below are specific types of financial instruments used by certain Portfolios.

Forward Foreign Currency Contracts Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolios bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were

PORTFOLIO	PURCHASES	SALES
Global Infrastructure	$114,766,896	$126,059,458
Global Dividend Growth	160,195,539	181,306,612
European Equity	5,416,041	11,095,855
Capital Opportunities	—	2,657,943
Strategist	—	78,803

Futures Certain Portfolios may purchase and sell interest rate, eurodollar and index futures ("derivative instruments") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased. These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

unfavorable change in value of the underlying securities. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the term of their contracts.

Transactions in futures contracts for the six months ended June 30, 2009, were as follows:

Limited Duration:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	249
Futures opened	854
Futures closed	(849)
Futures contracts, outstanding at end of the period	254
Income Plus:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	767
Futures opened	3,823
Futures closed	(3,748)
Futures contracts, outstanding at end of the period	842
S&P 500 Index:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	50
Futures opened	88
Futures closed	(127)
Futures contracts, outstanding at end of the period	11
Strategist:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	129
Futures opened	444
Futures closed	(506)
Futures contracts, outstanding at end of the period	67

Options For hedging and investment purposes, certain Portfolios may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Transactions in options for the six months ended June 30, 2009 were as follows:

Limited Duration
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	37	$18,402
Options written	107	20,079
Options closed	(85)	(31,450)
Options written, outstanding at end of period	59	$7,031
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of the period	37	$33,398
Options purchased	70	54,223
Options closed	(37)	(33,398)
Options purchased, outstanding at end of the period	70	$54,223
Strategist
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	33	$16,413
Options written	101	18,957
Options closed	(79)	(28,491)
Options written, outstanding at end of period	55	$6,879
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of the period	33	$29,787
Options purchased	66	51,125
Options closed	(33)	(29,787)
Options purchased, outstanding at end of period	66	$51,125

Swaps Certain Portfolios may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swap") and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio position and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of correlation and manage risk. Suck risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Certain Portfolios may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risks, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose the sum of periodic payments. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Transactions in swap contracts for the six months ended June 30, 2009, were as follows:

Limited Duration:
NOTIONAL AMOUNT (000'S)
Swap contracts, outstanding at beginning of the period	$123,123
Swap opened	42,455
Swap closed	(151,034)
Swap contracts, outstanding at end of the period	$14,544
Income Plus:
NOTIONAL AMOUNT (000'S)
Swap contracts, outstanding at beginning of the period	$625,950
Swap opened	101,569
Swap closed	(703,034)
Swap contracts, outstanding at end of the period	$24,485
Strategist:
NOTIONAL AMOUNT (000'S)
Swap contracts, outstanding at beginning of the period	$94,848
Swap opened	28,213
Swap closed	(113,744)
Swap contracts, outstanding at end of the period	$9,317

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understanding how

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

and way the Fund uses derivative instruments, how these derivative instruments are accounted for their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2009.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin Option purchased - Investments, at value Unrealized appreciation on open swap contracts	$123,352† 7,000 65,928		Variation margin Written options outstanding Unrealized depreciation on open swap contracts	$(36,726)† (369) (389,185)
			$196,280			$(426,280)
Income Plus	Interest Rate Risk Credit Risk	Variation margin Unrealized appreciation on open swap contracts Unrealized appreciation on open swap contracts	$164,833† 20,909 123,973		Variation margin Unrealized depreciation on open swap contracts Unrealized depreciation on open swap contracts	$(338,141)† — (295,033)
			$309,715			$(633,174)
Global Infrastructure	Foreign Exchange Risk	Unrealized appreciation on open forward foreign exchange contracts	$16,731		Unrealized depreciation on open forward foreign exchange contracts	$(156,489)
S&P 500 Index	Equity Risk	Variation margin	$189	†	Variation margin	—
Global Dividend Growth	Foreign Exchange Risk	Unrealized appreciation on open forward foreign exchange contracts	$3,569		Unrealized depreciation on open forward foreign exchange contracts	$(108,559)
Strategist	Interest Rate Risk Credit Risk	Variation margin Options purchased - Investments at value Unrealized appreciation on open swap contracts Unrealized appreciation on open swap contracts	$10,939† 6,600 16,421 26,900		Variation margin Written options outstanding Unrealized depreciation on open swap contracts Unrealized depreciation on open swap contracts	$(32,425)† (344) (207,741) (12,794)
			$60,860			$(253,304)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$(360,315)	$2,325,155	$62,454	$(36,826)	—
	Credit Risk	—	(44,639)	—	—	—
	Total	$(360,315)	$2,280,516	$62,454	$(36,826)	—
Income Plus	Interest Rate Risk	$(2,906,911)	$11,039,592	—	—	—
	Credit Risk	—	(201,839)	—	—	—
	Total	$(2,906,911)	$10,837,753	—	—	—
Global Infrastructure	Foreign Exchange Risk	—	—	—	—	$152,300
Global Dividend Growth	Foreign Exchange Risk	—	—	—	—	$(610,927)
European Equity	Foreign Exchange Risk	—	—	—	—	$(22,795)
Capital Opportunities	Foreign Exchange Risk	—	—	—	—	$(232)
S&P 500 Index	Equity Risk	$(65,612)	—	—	—	—
Strategist	Interest Rate Risk	$166,732	$1,607,505	$(32,819)	$55,675	—
	Credit Risk	—	34,498	—	—	—
	Foreign Exchange Risk	—	—	—	—	$115
	Total	$166,732	$1,642,003	$(32,819)	$55,675	$115

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$588,902	$(1,529,483)	$41,679	$(99,850)	—
	Credit Risk	—	87,715	—	—	—
	Total	$588,902	$(1,441,768)	$41,679	$(99,850)	—
Income Plus	Interest Rate Risk	$3,679,486	$(9,722,293)	—	—	—
	Credit Risk	—	438,561	—	—	—
	Total	$3,679,486	$(9,283,732)	—	—	—
Global Infrastructure	Foreign Exchange Risk	—	—	—	—	$(186,810)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED	FORWARD FOREIGN CURRENCY
Global Dividend Growth	Foreign Exchange Risk	—	—	—	—	$(104,990)
S&P 500 Index	Equity Risk	$(70,865)	—	—	—	—
Strategist	Interest Rate Risk	$(235,768)	$(1,150,989)	$37,766	$(91,462)	—
	Credit Risk	—	(2,145)	—	—	—
	Total	$(235,768)	$(1,153,134)	$37,766	$(91,462)	—

9. Accounting Pronouncements

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund's financial statements. The disclosures required by FSP 157-4 are included in Note 7 of the financial statements.

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 ("SFAS 165"), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SAFS 165 as of June 30, 2009. Although the adoption of SAFS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

10. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Money Market Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of the Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the Securities and Exchange Commission ("SEC"). To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign-up for the Program. Investors cannot sign-up for the Program individually. The Program was in effect for an initial three month term, expiring December 18, 2008. On November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009 and on March 31, 2009, the U.S. Treasury announced the further extension of the Program until September 19, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Money Market Portfolio has met the requirements and continues to participate in this Program. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2004	$1.00	$0.009		—	$0.009	$(0.009	)(d)	—	$(0.009)
2005	1.00	0.030		—	0.030	(0.030)		—	(0.030)
2006	1.00	0.045		$0.005	0.050	(0.050)		—	(0.050)
2007	1.00	0.050		—	0.050	(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020	(0.020)		—	(0.020)
2009 ^	1.00	0.000	(o)	—	0.000 (o)	0.000	(o)	—	0.000 (o)
CLASS Y SHARES
2004	1.00	0.006		—	0.006	(0.006	)(d)	—	(0.006)
2005	1.00	0.030		—	0.030	(0.030)		—	(0.030)
2006	1.00	0.043		(0.003)	0.040	(0.040)		—	(0.040)
2007	1.00	0.050		—	0.050	(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020	(0.020)		—	(0.020)
2009 ^	1.00	0.000	(o)	—	0.000 (o)	0.000	(o)	—	0.000 (o)
LIMITED DURATION CLASS X SHARES
2004	10.01	0.28		(0.14)	0.14	(0.41)		—	(0.41)
2005	9.74	0.31		(0.13)	0.18	(0.38)		—	(0.38)
2006	9.54	0.40		0.00	0.40	(0.45)		—	(0.45)
2007	9.49	0.47		(0.19)	0.28	(0.50)		—	(0.50)
2008	9.27	0.36		(1.72)	(1.36)	(0.15)		—	(0.15)
2009 ^	7.76	0.11		0.15	0.26	(0.36)		—	(0.36)
CLASS Y SHARES
2004	10.00	0.25		(0.14)	0.11	(0.38)		—	(0.38)
2005	9.73	0.28		(0.14)	0.14	(0.35)		—	(0.35)
2006	9.52	0.37		0.01	0.38	(0.42)		—	(0.42)
2007	9.48	0.44		(0.19)	0.25	(0.47)		—	(0.47)
2008	9.26	0.34		(1.73)	(1.39)	(0.14)		—	(0.14)
2009 ^	7.73	0.10		0.15	0.25	(0.34)		—	(0.34)
INCOME PLUS CLASS X SHARES
2004	10.73	0.55		(0.01)	0.54	(0.59)		—	(0.59)
2005	10.68	0.51		(0.15)	0.36	(0.55)		—	(0.55)
2006	10.49	0.51		0.05	0.56	(0.54)		—	(0.54)
2007	10.51	0.53		0.08	0.61	(0.56)		—	(0.56)
2008	10.56	0.53		(1.46)	(0.93)	(0.18)		—	(0.18)
2009 ^	9.45	0.28		0.68	0.96	(0.53)			(0.53)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2004		$1.00	0.87%		$178,600	0.53%		0.85%		—		N/A
2005		1.00	2.79		144,352	0.54		2.74		—		N/A
2006		1.00	4.61		132,690	0.55		4.53		—		N/A
2007		1.00	4.93	(g)	111,478	0.55		4.79		—		N/A
2008		1.00	2.45		115,415	0.57		2.40		—		N/A
2009	^	1.00	0.02	(n)	100,875	0.51	(k)(l)(m)	0.04	(k)(l)(m)	—		N/A
CLASS Y SHARES
2004		1.00	0.62		89,917	0.78		0.60		—		N/A
2005		1.00	2.53		97,936	0.79		2.49		—		N/A
2006		1.00	4.35		102,296	0.80		4.28		—		N/A
2007		1.00	4.67	(g)	101,524	0.80		4.54		—		N/A
2008		1.00	2.19		112,113	0.82		2.15		—		N/A
2009	^	1.00	0.01	(n)	98,614	0.53	(k)(l)(m)	0.02	(k)(l)(m)	—		N/A
LIMITED DURATION CLASS X SHARES
2004		9.74	1.42		52,784	0.49		2.77		—		128%
2005		9.54	1.87		42,872	0.45		3.17		—		56
2006		9.49	4.28		34,047	0.47		4.18		—		51
2007		9.27	2.95		26,214	0.47		4.95		—		49
2008		7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009	^	7.66	3.33	(n)	16,790	0.50	(i)(m)	2.69	(i)(m)	0.00	(j)(m)	61	(n)
CLASS Y SHARES
2004		9.73	1.17		125,764	0.74		2.52		—		128
2005		9.52	1.51		126,020	0.70		2.92		—		56
2006		9.48	4.03		114,818	0.72		3.93		—		51
2007		9.26	2.80		101,066	0.72		4.70		—		49
2008		7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009	^	7.64	3.26	(n)	60,650	0.75	(i)(m)	2.44	(i)(m)	0.00	(j)(m)	61	(n)
INCOME PLUS CLASS X SHARES
2004		10.68	5.23		296,246	0.54		5.18		—		28
2005		10.49	3.33		235,256	0.54		4.80		—		57
2006		10.51	5.69		183,594	0.56		4.95		—		38
2007		10.56	5.99		155,879	0.55		5.02		—		125
2008		9.45	(8.92)		109,833	0.55	(i)	5.34	(i)	0.00	(j)	55
2009	^	9.88	10.19	(n)	110,750	0.56	(i)(m)	5.83	(i)(m)	0.00	(j)(m)	39	(n)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2004	$10.71	$0.52	$0.01	$0.53	$(0.57)	—	$(0.57)
2005	10.67	0.48	(0.16)	0.32	(0.52)	—	(0.52)
2006	10.47	0.49	0.05	0.54	(0.52)	—	(0.52)
2007	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009 ^	9.42	0.27	0.68	0.95	(0.51)		(0.51)
HIGH YIELD CLASS X SHARES
2004	1.18	0.09	0.02	0.11	(0.09)	—	(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007	1.16	0.08	(0.03)	0.05	(0.08)	—	(0.08)
2008	1.13	0.07	(0.33)	(0.26)	(0.02)	—	(0.02)
2009 ^	0.85	0.05	0.13	0.18	(0.08)	—	(0.08)
CLASS Y SHARES
2004	1.18	0.09	0.02	0.11	(0.09)	—	(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007	1.16	0.07	(0.03)	0.04	(0.07)	—	(0.07)
2008	1.13	0.07	(0.33)	(0.26)	(0.02)	—	(0.02)
2009 ^	0.85	0.05	0.13	0.18	(0.08)	—	(0.08)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2004	12.53	0.34	2.21	2.55	(0.35)	—	(0.35)
2005	14.73	0.37	1.77	2.14	(0.37)	—	(0.37)
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009 ^	11.30	0.26	(0.07)	0.19	(0.38)	(3.71)	(4.09)
CLASS Y SHARES
2004	12.53	0.31	2.20	2.51	(0.32)	—	(0.32)
2005	14.72	0.33	1.77	2.10	(0.33)	—	(0.33)
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009 ^	11.27	0.25	(0.08)	0.17	(0.35)	(3.71)	(4.06)

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2004		$10.67	5.07%	$176,054	0.79%		4.93%		—		28%
2005		10.47	3.08	197,968	0.79		4.55		—		57
2006		10.49	5.34	210,681	0.81		4.70		—		38
2007		10.54	5.73	196,774	0.80		4.77		—		125
2008		9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	%(j)	55
2009	^	9.86	10.12 (n)	140,155	0.81	(i)(m)	5.58	(i)(m)	0.00	(j)(m)	39	(n)
HIGH YIELD CLASS X SHARES
2004		1.20	9.84	48,990	0.66		7.60		—		55
2005		1.14	2.18	35,226	0.87		6.81		—		48
2006		1.16	9.29	27,907	0.95		6.78		—		23
2007		1.13	4.17	21,625	1.18		6.48		—		26
2008		0.85	(23.13)	13,226	1.48	(i)	6.90	(i)	0.00	(j)	44
2009	^	0.95	21.53 (n)	15,189	1.66	(i)(m)	11.28	(i)(m)	0.01	(m)	51	(n)
CLASS Y SHARES
2004		1.20	9.56	39,547	0.91		7.35		—		55
2005		1.14	1.92	35,551	1.12		6.56		—		48
2006		1.16	9.01	30,764	1.20		6.53		—		23
2007		1.13	3.90	24,433	1.43		6.23		—		26
2008		0.85	(23.20)	13,973	1.73	(i)	6.65	(i)	0.00	(j)	44
2009	^	0.95	21.29 (n)	15,278	1.91	(i)(m)	11.03	(i)(m)	0.01	(m)	51	(n)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2004		14.73	20.66	168,148	0.69		2.59		—		13
2005		16.50	14.62	154,413	0.70		2.31		—		29
2006		19.44	20.32	142,721	0.71		2.05		—		19
2007		20.66	20.34	133,507	0.70		1.90		—		8
2008		11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(j)	76
2009	^	7.40	1.54 (n)	63,827	0.97	(i)(m)	5.10	(i)(m)	0.00	(j)(m)	128	(n)
CLASS Y SHARES
2004		14.72	20.28	30,289	0.94		2.34		—		13
2005		16.49	14.35	33,068	0.95		2.06		—		29
2006		19.43	20.03	34,305	0.96		1.80		—		19
2007		20.65	20.04	31,780	0.95		1.65		—		8
2008		11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(j)	76
2009	^	7.38	1.37 (n)	16,358	1.22	(i)(m)	4.85	(i)(m)	0.00	(j)(m)	128	(n)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME BUILDER CLASS X SHARES
2004	$10.98	$0.34	$0.84	$1.18	$(0.42)	—	$(0.42)
2005	11.74	0.29	0.52	0.81	(0.33)	—	(0.33)
2006	12.22	0.33	1.38	1.71	(0.34)	—	(0.34)
2007	13.59	0.31	0.15	0.46	(0.38)	$(0.81)	(1.19)
2008	12.86	0.31	(3.33)	(3.02)	(0.09)	(1.79)	(1.88)
2009 ^	7.96	0.11	0.09	0.20	(0.28)	0.00 (p)	(0.28)
CLASS Y SHARES
2004	10.95	0.32	0.83	1.15	(0.39)	—	(0.39)
2005	11.71	0.26	0.53	0.79	(0.30)	—	(0.30)
2006	12.20	0.30	1.37	1.67	(0.31)	—	(0.31)
2007	13.56	0.28	0.14	0.42	(0.35)	(0.81)	(1.16)
2008	12.82	0.29	(3.32)	(3.03)	(0.08)	(1.79)	(1.87)
2009 ^	7.92	0.10	0.10	0.20	(0.26)	0.00 (p)	(0.26)
DIVIDEND GROWTH CLASS X SHARES
2004	13.57	0.22	0.92	1.14	(0.23)	—	(0.23)
2005	14.48	0.19	0.61	0.80	(0.19)	—	(0.19)
2006	15.09	0.21	1.45	1.66	(0.22)	—	(0.22)
2007	16.53	0.22	0.48	0.70	(0.22)	—	(0.22)
2008	17.01	0.25	(6.41)	(6.16)	(0.07)	—	(0.07)
2009 ^	10.78	0.10	0.13	0.23	(0.22)	—	(0.22)
CLASS Y SHARES
2004	13.55	0.19	0.92	1.11	(0.20)	—	(0.20)
2005	14.46	0.15	0.62	0.77	(0.16)	—	(0.16)
2006	15.07	0.17	1.45	1.62	(0.18)	—	(0.18)
2007	16.51	0.17	0.48	0.65	(0.18)	—	(0.18)
2008	16.98	0.21	(6.38)	(6.17)	(0.06)	—	(0.06)
2009 ^	10.75	0.09	0.12	0.21	(0.19)	—	(0.19)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2004	12.77	0.21	1.68	1.89	(0.20)	—	(0.20)
2005	14.46	0.27	0.63	0.90	(0.24)	—	(0.24)
2006	15.12	0.29	2.94	3.23	(0.33)	(0.21)	(0.54)
2007	17.81	0.31	1.01	1.32	(0.36)	(1.90)	(2.26)
2008	16.87	0.00	(5.94)	(5.94)	(0.40)	(2.79)	(3.19)
2009 ^	7.74	0.19	(0.26)	(0.07)	(0.41)	—	(0.41)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME BUILDER CLASS X SHARES
2004		$11.74	10.96%		$49,126	0.82%		3.07%		—		38%
2005		12.22	6.96		39,562	0.84		2.47		—		27
2006		13.59	14.21		35,195	0.83		2.61		—		19
2007		12.86	3.21		28,244	0.85		2.31		—		32
2008		7.96	(26.29)		16,164	0.90	(i)	2.95	(i)	0.00	%(j)	35
2009	^	7.88	2.63	(n)	15,164	0.98	(i)(m)	2.82	(i)(m)	0.01	(m)	27	(n)
CLASS Y SHARES
2004		11.71	10.72		48,493	1.07		2.82		—		38
2005		12.20	6.71		45,918	1.09		2.22		—		27
2006		13.56	13.96		45,371	1.08		2.36		—		19
2007		12.82	2.86		34,717	1.10		2.06		—		32
2008		7.92	(26.44)		15,517	1.15	(i)	2.70	(i)	0.00	(j)	35
2009	^	7.86	2.58	(n)	14,012	1.23	(i)(m)	2.57	(i)(m)	0.01	(m)	27	(n)
DIVIDEND GROWTH CLASS X SHARES
2004		14.48	8.46		737,801	0.58		1.60		—		43
2005		15.09	5.61		582,259	0.57		1.30		—		38
2006		16.53	11.09		471,931	0.59		1.37		—		114
2007		17.01	4.22		368,737	0.58		1.27		—		48
2008		10.78	(36.35)		184,579	0.63	(i)	1.72	(i)	0.00	(j)	61
2009	^	10.79	2.15	(n)	172,011	0.69	(i)(m)	2.09	(i)(m)	0.00	(j)(m)	16	(n)
CLASS Y SHARES
2004		14.46	8.21		139,777	0.83		1.35		—		43
2005		15.07	5.35		143,577	0.82		1.05		—		38
2006		16.51	10.83		136,660	0.84		1.12		—		114
2007		16.98	3.90		116,271	0.83		1.02		—		48
2008		10.75	(36.46)		59,030	0.88	(i)	1.47	(i)	0.00	(j)	61
2009	^	10.77	1.97	(n)	56,368	0.94	(i)(m)	1.84	(i)(m)	0.00	(j)(m)	16	(n)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2004		14.46	14.93		213,836	0.81		1.58		—		21
2005		15.12	6.34		181,475	0.82		1.88		—		20
2006		17.81	21.94		165,864	0.83		1.80		—		24
2007		16.87	7.02		136,494	0.82		1.72		—		38
2008		7.74	(40.94)		62,333	0.86	(i)	3.04	(i)	0.00	(j)	88
2009	^	7.26	(0.90	)(n)	55,791	0.93	(i)(m)	5.17	(i)(m)	0.00	(j)(m)	38	(n)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2004	$12.68	$0.18	$1.66	$1.84	$(0.18)	—	$(0.18)
2005	14.34	0.23	0.64	0.87	(0.21)	—	(0.21)
2006	15.00	0.25	2.91	3.16	(0.29)	$(0.21)	(0.50)
2007	17.66	0.26	1.00	1.26	(0.32)	(1.90)	(2.22)
2008	16.70	0.00	(5.90)	(5.90)	(0.35)	(2.79)	(3.14)
2009 ^	7.66	0.18	(0.26)	(0.08)	(0.38)	—	(0.38)
EUROPEAN EQUITY CLASS X SHARES
2004	16.58	0.21	1.88	2.09	(0.20)	—	(0.20)
2005	18.47	0.30	1.28	1.58	(0.23)	—	(0.23)
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009 ^	13.32	0.30	(0.07)	0.23	(0.56)	(0.71)	(1.27)
CLASS Y SHARES
2004	16.50	0.16	1.88	2.04	(0.17)	—	(0.17)
2005	18.37	0.25	1.26	1.51	(0.18)	—	(0.18)
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009 ^	13.24	0.28	(0.07)	0.21	(0.50)	(0.71)	(1.21)
CAPITAL OPPORTUNITIES CLASS X SHARES
2004	21.75	0.09	2.33	2.42	(0.10)	—	(0.10)
2005	24.07	—	4.39	4.39	—	—	—
2006	28.46	0.02	1.15	1.17	—	—	—
2007	29.63	0.21	5.57	5.78	(0.18)	—	(0.18)
2008	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009 ^	18.41	0.05	5.83	5.88	(0.09)	—	(0.09)
CLASS Y SHARES
2004	21.72	0.05	2.31	2.36	(0.05)	—	(0.05)
2005	24.03	(0.06)	4.37	4.31	—	—	—
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009 ^	18.29	0.03	5.78	5.81	(0.03)	—	(0.03)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2004		$14.34	14.65%		$67,522	1.05%		1.34%		—		21%
2005		15.00	6.17		71,123	1.07		1.63		—		20
2006		17.66	21.60		74,749	1.08		1.55		—		24
2007		16.70	6.77		65,364	1.07		1.47		—		38
2008		7.66	(41.09)		29,524	1.11	(i)	2.79	(i)	0.00	%(j)	88
2009	^	7.20	(1.06	)(n)	27,476	1.18	(i)(m)	4.92	(i)(m)	0.00	(j)(m)	38	(n)
EUROPEAN EQUITY CLASS X SHARES
2004		18.47	12.74		178,683	1.04		1.24		—		103
2005		19.82	8.69		144,969	1.02	(h)	1.60	(h)	—		61
2006		25.34	30.21		142,000	1.00	(h)	1.59	(h)	—		62
2007		28.83	15.59		127,071	1.00	(h)	1.73	(h)	—		41
2008		13.32	(42.70)		57,734	1.00	(h)(i)	3.01	(h)(i)	0.00	(j)	15
2009	^	12.28	1.72	(n)	52,773	1.00	(h)(i)(m)	4.89	(h)(i)(m)	0.00	(j)(m)	12	(n)
CLASS Y SHARES
2004		18.37	12.48		42,333	1.29		0.99		—		103
2005		19.70	8.36		39,404	1.27	(h)	1.35	(h)	—		61
2006		25.19	29.88		45,637	1.25	(h)	1.34	(h)	—		62
2007		28.65	15.34		40,721	1.25	(h)	1.48	(h)	—		41
2008		13.24	(42.84)		17,845	1.25	(h)(i)	2.76	(h)(i)	0.00	(j)	15
2009	^	12.24	1.60	(n)	16,671	1.25	(h)(i)(m)	4.64	(h)(i)(m)	0.00	(j)(m)	12	(n)
CAPITAL OPPORTUNITIES CLASS X SHARES
2004		24.07	11.14		537,086	0.53		0.41		—		137
2005		28.46	18.16		485,662	0.53		0.02		—		72
2006		29.63	4.18		370,757	0.54		0.06		—		111
2007		35.23	19.54		331,243	0.54		0.66		—		55
2008		18.41	(47.62)		140,041	0.55	(i)	0.08	(i)	0.01		33
2009	^	24.20	31.95	(n)	168,286	0.55	(i)(m)	0.52	(i)(m)	0.01	(m)	2	(n)
CLASS Y SHARES
2004		24.03	10.86		115,741	0.78		0.16		—		137
2005		28.34	17.89		123,803	0.78		(0.23)		—		72
2006		29.43	3.92		113,707	0.79		(0.19)		—		111
2007		35.06	19.24		107,710	0.79		0.41		—		55
2008		18.29	(47.75)		45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009	^	24.07	31.76	(n)	53,638	0.80	(i)(m)	0.27	(i)(m)	0.01	(m)	2	(n)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
S&P 500 INDEX CLASS X SHARES
2004	$10.17	$0.17	$0.90	$1.07	$(0.10)		—	$(0.10)
2005	11.14	0.18	0.33	0.51	(0.19)		—	(0.19)
2006	11.46	0.20	1.56	1.76	(0.20)		—	(0.20)
2007	13.02	0.23	0.45	0.68	(0.24)		—	(0.24)
2008	13.46	0.23	(5.14)	(4.91)	(0.28)		—	(0.28)
2009 ^	8.27	0.09	0.17	0.26	(0.25)		—	(0.25)
CLASS Y SHARES
2004	10.11	0.15	0.88	1.03	(0.08)		—	(0.08)
2005	11.06	0.15	0.33	0.48	(0.16)		—	(0.16)
2006	11.38	0.17	1.54	1.71	(0.17)		—	(0.17)
2007	12.92	0.20	0.46	0.65	(0.21)		—	(0.21)
2008	13.36	0.20	(5.11)	(4.91)	(0.24)		—	(0.24)
2009 ^	8.21	0.08	0.17	0.25	(0.22)		—	(0.22)
AGGRESSIVE EQUITY CLASS X SHARES
2004	9.92	(0.02)	1.28	1.26	0.00	(e)	—	—
2005	11.18	(0.03)	2.62	2.59	—		—	—
2006	13.77	(0.04)	1.12	1.08	—		—	—
2007	14.85	0.06	2.86	2.92	—		—	—
2008	17.77	(0.04)	(8.63)	(8.67)	(0.03)		—	(0.03)
2009 ^	9.07	0.00	2.81	2.81	—		—	—
CLASS Y SHARES
2004	9.86	(0.04)	1.27	1.23	—		—	—
2005	11.09	(0.06)	2.58	2.52	—		—	—
2006	13.61	(0.07)	1.11	1.04	—		—	—
2007	14.65	0.02	2.82	2.84	—		—	—
2008	17.49	(0.08)	(8.49)	(8.57)	—		—	—
2009 ^	8.92	(0.01)	2.76	2.75	—		—	—
STRATEGIST CLASS X SHARES
2004	15.34	0.28	1.30	1.58	(0.32	)(f)	—	(0.32)
2005	16.60	0.30	0.96	1.26	(0.32)		$(1.49)	(1.81)
2006	16.05	0.41	1.86	2.27	(0.44)		(1.35)	(1.79)
2007	16.53	0.46	0.92	1.38	(0.46)		(1.90)	(2.36)
2008	15.55	0.30	(3.76)	(3.46)	(0.10)		(1.39)	(1.49)
2009 ^	10.60	0.07	0.54	0.61	(0.26)		—	(0.26)

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
S&P 500 INDEX CLASS X SHARES
2004		$11.14	10.59%	$130,944	0.33%		1.69%		—		4%
2005		11.46	4.64	103,899	0.28		1.59		—		5
2006		13.02	15.56	84,545	0.28		1.67		—		4
2007		13.46	5.23	66,275	0.27		1.71		—		3
2008		8.27	(37.07)	33,801	0.30	(i)	2.01	(i)	0.00	%(j)	14
2009	^	8.28	3.16 (n)	33,131	0.30	(i)(m)	2.39	(i)(m)	0.01	(m)	2	(n)
CLASS Y SHARES
2004		11.06	10.29	166,085	0.58		1.44		—		4
2005		11.38	4.43	172,544	0.53		1.34		—		5
2006		12.92	15.21	176,883	0.53		1.42		—		4
2007		13.36	5.00	152,984	0.52		1.46		—		3
2008		8.21	(37.27)	80,115	0.55	(i)	1.76	(i)	0.00	(j)	14
2009	^	8.24	3.05 (n)	79,558	0.55	(i)(m)	2.14	(i)(m)	0.01	(m)	2	(n)
AGGRESSIVE EQUITY CLASS X SHARES
2004		11.18	12.71	38,347	0.85		(0.16)		—		185
2005		13.77	23.17	37,130	0.86		(0.29)		—		85
2006		14.85	7.84	30,720	0.85		(0.27)		—		59
2007		17.77	19.66	26,035	0.87		0.34		—		56
2008		9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	(j)	33
2009	^	11.88	30.98 (n)	12,327	1.04	(i)(m)	0.03	(i)(m)	0.01	(m)	10	(n)
CLASS Y SHARES
2004		11.09	12.47	27,793	1.10		(0.41)		—		185
2005		13.61	22.72	30,283	1.11		(0.54)		—		85
2006		14.65	7.64	32,039	1.10		(0.52)		—		59
2007		17.49	19.39	29,837	1.12		0.09		—		56
2008		8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(j)	33
2009	^	11.67	30.83 (n)	14,690	1.29	(i)(m)	(0.22	)(i)(m)	0.01	(m)	10	(n)
STRATEGIST CLASS X SHARES
2004		16.60	10.37	345,215	0.53		1.79		—		55
2005		16.05	8.32	289,876	0.54		1.84		—		46
2006		16.53	15.01	258,164	0.55		2.53		—		36
2007		15.55	8.63	217,265	0.54		2.84		—		34
2008		10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009	^	10.95	5.74 (n)	130,685	0.55	(i)(m)	1.36	(i)(m)	0.03	(m)	53	(n)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2004	$15.32	$0.24	$1.30	$1.54	$(0.28	)(f)	—	$(0.28)
2005	16.58	0.26	0.96	1.22	(0.28)		$(1.49)	(1.77)
2006	16.03	0.37	1.86	2.23	(0.40)		(1.35)	(1.75)
2007	16.51	0.42	0.92	1.34	(0.42)		(1.90)	(2.32)
2008	15.53	0.27	(3.76)	(3.49)	(0.09)		(1.39)	(1.48)
2009 ^	10.56	0.06	0.53	0.59	(0.23)		—	(0.23)

  ^  For the six months ended June 30, 2009.

  (a)  The per share amounts were computed using an average number of shares outstanding during the period.

  (b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

  (c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (d)  Includes capital gain distribution of less than $0.001.

  (e)  Distribution of investment income of less than $0.001.

  (f)  Includes distributions from paid-in-capital of $0.002.

  (g)  The Adviser fully reimbursed the portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total returns were 4.79% and 4.52% for Class X and Y, respectively. See Note 4.

  (h)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Advisor and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME INCOME RATIO
June 1 through December 31, 2005
Class X	1.06%	1.56%
Class Y	1.31	1.31
December 31, 2006
Class X	1.07	1.52
Class Y	1.32	1.27
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2004		$16.58	10.12%	$99,165	0.78%		1.54%		—		55%
2005		16.03	8.06	98,066	0.79		1.59		—		46
2006		16.51	14.75	101,878	0.80		2.28		—		36
2007		15.53	8.37	88,651	0.79		2.59		—		34
2008		10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02%		52
2009	^	10.92	5.61 (n)	55,580	0.80	(i)(m)	1.11	(i)(m)	0.03	(m)	53	(n)

  (h)  Continued

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2008
Class X	1.08%	2.93%
Class Y	1.33	2.68
June 30, 2009
Class X	1.17	4.72
Class Y	1.42	4.47

  (i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (j)  Amount is less than 0.005%.

  (k)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%. See Note 10.

  (l)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Advisor and Administrator, the annualized expense and net investment (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT (LOSS) RATIO
June 30, 2009
Class X	0.60%	(0.05)%
Class Y	0.85	(0.30)

  (m)  Annualized.

  (n)  Not annualized.

  (o)  Amount is less than $0.001.

  (p)  Amount is less than $0.005.

Morgan Stanley Variable Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management's U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401 (k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("other Morgan Stanley companies"), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

Morgan Stanley Variable Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We disclose to Other Morgan Stanley Companies In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor's affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

Morgan Stanley Variable Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information with Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at 800.350.6414 Monday–Friday between 8 a.m. and 8 p.m. (ET)

•  Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

Morgan Stanley Variable Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in"). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and
Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Clifford Chance US LLP 31 West 52nd Street New York, New York 10019	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Income Plus, Global Infrastructure, Global Dividend Growth and European Equity)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA

VARINSAN
IU09-03677P-Y06/09

#40113A

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009